May 16, 2011

Dear Shareholder:

You are cordially invited to attend a joint special meeting of shareholders (the “Special Meeting”) of BlackRock Municipal Fund (“Municipal Fund”), a series of BlackRock Municipal Bond Fund, Inc., a Maryland corporation (the “Corporation”), and BlackRock AMT-Free Municipal Bond Portfolio (“AMT-Free Fund” and together with the Municipal Fund, the “Target Funds” and each, a “Target Fund”), a series of BlackRock Funds II, a Massachusetts business trust (the “Trust”), to be held on Friday, June 24, 2011. Before the Special Meeting, I would like to provide you with additional background and ask for your vote on an important proposal affecting the Target Fund(s).

The proposal you will be asked to consider at the Special Meeting, as described in the enclosed Combined Prospectus/Proxy Statement, is a proposed reorganization of the Target Fund(s) with BlackRock National Municipal Fund (“National Fund” or “Acquiring Fund,” and together with the Target Funds, the “Funds” and each, a “Fund”), a series of the Corporation. In each reorganization, the shares you hold in the applicable Target Fund, if any, would be exchanged for shares of the Acquiring Fund with the same aggregate net asset value. It is currently anticipated that the reorganization of each Target Fund will be effected on a tax-free basis for federal income tax purposes.

BlackRock Advisors, LLC (“BlackRock Advisors”), each Fund’s investment adviser, has proposed the reorganizations involving the Target Funds, as well as a number of other reorganizations involving other funds advised by BlackRock Advisors or an affiliate, to eliminate certain redundancies and in an effort to achieve certain operating efficiencies.

Each reorganization is being proposed because BlackRock Advisors believes that the shareholders of each Target Fund generally will benefit more from the potential operating efficiencies and economies of scale that may be achieved by combining each Target Fund’s assets with the assets of the other Target Fund and of the Acquiring Fund, than by continuing to operate each Target Fund separately. The Board of Directors of the Corporation believes the reorganization of the Municipal Fund into the National Fund is in the best interests of the Municipal Fund, and recommends that Municipal Fund shareholders vote “For” the proposed reorganization. The Board of Trustees of the Trust believes the reorganization of the AMT-Free Fund into the National Fund is in the best interests of the AMT-Free Fund, and recommends that AMT-Free Fund shareholders vote “For” the proposed reorganization.

I encourage you to carefully review the enclosed materials, which explain this proposal in more detail. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Special Meeting. You may vote using one of the methods below by following the instructions on your proxy card:

•	By touchtone telephone;

•	By Internet;

•	By returning the enclosed proxy card in the postage-paid envelope; or

•	In person at the Special Meeting.

If you do not vote using one of these methods, you may be called by Computershare Fund Services, our proxy solicitor, to vote your shares.

As always, we appreciate your support.

Sincerely,

JOHN PERLOWSKI

President and Chief Executive Officer

BlackRock Municipal Fund

BlackRock AMT-Free Municipal Bond Portfolio

BlackRock Municipal Bond Fund, Inc.

BlackRock Funds II

100 Bellevue Parkway

Wilmington, DE 19809

(800) 441-7762

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to promptly indicate your voting instructions on the enclosed proxy card, date and sign it and return it in the envelope provided (or vote by touchtone telephone or through the Internet, following the instructions on the enclosed proxy card), no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted “For” the applicable reorganization. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to submit your vote at the Special Meeting.

QUESTIONS & ANSWERS

We recommend that you read the complete Combined Prospectus/Proxy Statement. For your convenience, we have provided a brief overview of the proposals you should consider while determining how to vote.

Q:	Why is a shareholder meeting being held?

A:	You are being asked to approve one or both of the following: (i) an agreement and plan of reorganization (a “Reorganization Agreement”) between BlackRock Municipal Bond Fund, Inc., a Maryland corporation (the “Corporation”), on behalf of the BlackRock Municipal Fund (“Municipal Fund”), and the Corporation, on behalf of the BlackRock National Municipal Fund (the “National Fund” or “Acquiring Fund”); and/or (ii) a Reorganization Agreement between BlackRock Funds II, a Massachusetts business trust (the “Trust”), on behalf of the AMT-Free Municipal Bond Portfolio (the “AMT-Free Fund” and together with the Municipal Fund, the “Target Funds” and each, a “Target Fund”), and the Corporation, on behalf of the National Fund (together with the Target Funds, the “Funds” and each, a “Fund”). Each Fund pursues a substantially similar investment objective. Each Fund also employs similar investment strategies to achieve its respective investment objective. If the proposed reorganization (“Reorganization”) relating to a Target Fund in which you are a shareholder is approved and completed, an account at the Acquiring Fund will be set up in your name, you will become a shareholder of the Acquiring Fund, and the applicable Target Fund will be terminated as a series of the Corporation or the Trust, as applicable. Please refer to the Combined Prospectus/Proxy Statement for a detailed explanation of the proposed Reorganization relating to each Target Fund and for a more complete description of the Acquiring Fund.

Q:	How do the Boards suggest that I vote?

A:	After careful consideration, each of the Board of Directors of the Corporation (the “Board of Directors”) and the Board of Trustees of the Trust (the “Board of Trustees” and together with the Board of Directors, the “Boards” and each, a “Board”), including all of the Directors and Trustees who are not “interested persons” of the Corporation and the Trust (as defined in the 1940 Act) (the “Independent Board Members”) has determined that the respective proposed Reorganization of the relevant Target Fund is in the best interests of the Target Fund and that the Target Fund’s existing shareholders will not be diluted as a result of the Reorganization. Each Board, therefore, recommends that shareholders cast their votes “For” the proposed Reorganization.

Each Board has determined that shareholders of the applicable Target Fund may benefit from the following:

(i) Shareholders of each Target Fund will remain invested in a diversified, open-end fund that has greater net assets;

(ii) The larger net asset size of the combined fund (the “Combined Fund”) is expected to give rise to possible operating efficiencies (e.g., certain fixed costs, such as printing shareholder reports and proxy statements, legal expenses, audit fees, mailing costs and other expenses, will be spread across a larger asset base, thereby potentially lowering the total expense ratio borne by shareholders of the Combined Fund);

(iii) Assuming both Reorganizations had occurred on June 30, 2010, the Combined Fund would have net annual fund operating expenses for each of its share classes that are expected to be the same as or lower than those of the corresponding share classes of each Target Fund prior to the Reorganizations as of such date, after excluding the effects of certain fees and expenses and after giving effect to both all applicable contractual fee waivers and/or expense reimbursements that BlackRock Advisors has agreed to implement for a certain period of time following the closing of the Reorganizations and certain voluntary fee waivers and/or expense reimbursements. The contractual and voluntary fee waivers and/or expense reimbursements referenced above do not apply to the following expenses: Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses.

(iv) The compatibility of the types of portfolio securities held by each of the Funds, the substantially similar investment objectives of each Fund, the same or similar principal investment strategies of each Fund, as applicable, and the similarities between the risk profiles of each Fund.

Q:	How will the Reorganization(s) affect me?

A:	If shareholders of a Target Fund approve the proposed Reorganization relating to that Target Fund, all of the assets and certain stated liabilities of the Target Fund will be combined with those of the Acquiring Fund. Shareholders of a Target Fund will receive the same class of shares of the Acquiring Fund as they currently hold of the Target Fund, with the exception of shareholders of Municipal Fund Institutional shares (who will receive shares of the newly created BlackRock share class of the Acquiring Fund) and shareholders of the AMT-Free Fund Investor Class B shares (who will receive shares of the newly created Investor B1 share class of the Acquiring Fund). The aggregate net asset value of the shares you receive in the Reorganization(s) will equal the aggregate net asset value of the shares you own immediately prior to the Reorganization(s). As a result of each Reorganization, however, a shareholder of a Target Fund will hold a smaller percentage of ownership in the Combined Fund than he or she held in the Target Fund prior to the applicable Reorganization.

Q:	In the Reorganization, will I receive the same class of shares of the Acquiring Fund as the shares of the Target Fund that I now hold?

A:	Generally, yes. Shareholders of a Target Fund will receive the same class of shares of the Acquiring Fund as they currently hold of the Target Fund, with the exception of shareholders of Municipal Fund Institutional shares (who will receive shares of the newly created BlackRock share class of the Acquiring Fund) and AMT-Free Fund Investor Class B shares (who will receive shares of the newly created Investor B1 share class of the Acquiring Fund).

Q:	Will I own the same number of shares of the Acquiring Fund as I currently own of my Target Fund(s)?

A:	No. You will receive shares of the Acquiring Fund with the same aggregate net asset value as the shares of the Target Fund you own prior to the Reorganization relating to that Target Fund. However, the number of shares you receive will depend on the relative net asset value of the shares of the relevant Target Fund and the Acquiring Fund as of the close of trading on the New York Stock Exchange on the business day immediately before the closing of the applicable Reorganization (“Valuation Time”). Thus, if as of the Valuation Time the net asset value of a share of the Acquiring Fund is lower than the net asset value of a share of the corresponding share class of the relevant Target Fund, you will receive a greater number of shares of the Acquiring Fund in the Reorganization than you held in the Target Fund before the Reorganization. On the other hand, if as of the Valuation Time, the net asset value of a share of the Acquiring Fund is higher than the net asset value of a share of the corresponding share class of the relevant Target Fund, you will receive fewer shares of the Acquiring Fund in the Reorganization than you held in the Target Fund before the Reorganization. The aggregate net asset value of your Combined Fund shares immediately after a Reorganization will be the same as the aggregate net asset value of your Target Fund shares immediately prior to that Reorganization.

Q:	Who will advise the Combined Fund once the Reorganizations are completed?

A:	Each Target Fund is advised by BlackRock Advisors, LLC (“BlackRock Advisors”). The Acquiring Fund is also advised by BlackRock Advisors and the Combined Fund is expected to be advised by BlackRock Advisors after the completion of one or both Reorganizations. The Municipal Fund is sub-advised by BlackRock Investment Management, LLC (“BIM”) and the AMT-Free Fund is sub-advised by BlackRock Financial Management, Inc. The Acquiring Fund is sub-advised by BIM and the Combined Fund is expected to be sub-advised by BIM after the completion of one or both Reorganizations. The same portfolio management team currently manages all of the Funds (with an additional manager on the Municipal Fund) and is expected to continue to manage the Combined Fund after the completion of one or both Reorganizations. Walter O’Connor, CFA and Theodore R. Jaeckel, CFA are expected to be the portfolio managers of the Combined Fund.

Q:	How will the Reorganization(s) affect Fund fees and expenses?

A:	Municipal Fund and AMT-Free Fund into National Fund

Assuming the Reorganizations had occurred on June 30, 2010, the Combined Fund would have (i) total annual fund operating expenses for each of its share classes that are expected to be greater than those of the corresponding share classes of the Municipal Fund and lower than those of the corresponding share classes of the AMT-Free Fund prior to the Reorganizations, as of June 30, 2010, (ii) net annual fund operating expenses for each of its share classes that are expected to be lower than those of the corresponding share classes of the Target Funds prior to the Reorganizations, as of June 30, 2010, after taking into account applicable contractual fee waivers and/or expense reimbursements that BlackRock Advisors has agreed to implement with respect to certain share classes for a certain period of time following the closing of the Reorganizations, except in the case of Combined Fund Institutional shares, which are expected to be greater than those of the AMT-Free Fund Institutional shares, as of June 30, 2010, and (iii) net annual fund operating expenses for each of its share classes that are expected to be the same as or lower than those of the corresponding share classes of each Target Fund prior to the Reorganizations as of such date, after excluding the effects of certain fees and expenses and after giving effect to both all applicable contractual fee waivers and/or expense reimbursements that BlackRock Advisors has agreed to implement for a certain period of time following the closing of the Reorganizations and certain voluntary fee waivers and/or expense reimbursements. Voluntary waivers and/or expense reimbursements that BlackRock Advisors has agreed to continue may be reduced or discontinued at any time without notice. If the Reorganizations are completed, BlackRock Advisors has agreed to implement contractual fee waivers and/or expense reimbursements with respect to Investor A, Investor B, Investor C, Investor C1 and BlackRock shares until November 1, 2013. The contractual and voluntary fee waivers and/or expense reimbursements referenced above do not apply to the following expenses: Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses.

Contractual and Effective Management Fees

The contractual management fee rates for the Combined Fund are expected to be higher than the Municipal Fund’s contractual management fee rate at all asset levels. The contractual management fee rates for the Combined Fund are expected to be the same as the contractual management fee rate of the AMT-Free Fund for the first $250 million in aggregate average daily net assets, lower than the contractual management fee rate of the AMT-Free Fund for aggregate average daily net assets between $250 million and $1 billion, and higher than the contractual management fee rate of the AMT-Free Fund for aggregate average daily net assets exceeding $1 billion.

The effective management fee rate for the Combined Fund is expected to be higher than the effective management fee rates for the Municipal Fund and the AMT-Free Fund, respectively, based on the Funds’ average net assets for the 12 months ended June 30, 2010; however, assuming the Reorganization has occurred on June 30, 2010, net annual fund operating expenses for each of the Combined Fund’s share classes are expected to be the same as or lower than those of the corresponding share classes of each of the Municipal Fund and the AMT-Free Fund prior to the Reorganization, as of such date, after excluding the effects of certain fees and expenses and after giving effect to both all applicable contractual fee waivers and/or expense reimbursements that BlackRock Advisors has agreed to implement for a certain period of time following the closing of the Reorganizations and certain voluntary waivers and/or expense reimbursements.

Municipal Fund into National Fund

Assuming only the Reorganization involving the Municipal Fund had occurred on June 30, 2010, the Combined Fund would have (i) total annual fund operating expenses for each of its share classes that are expected to be greater than those of the corresponding share classes of the Municipal Fund prior to the Reorganization, as of June 30, 2010, and (ii) net annual fund operating expenses for each of its share classes that are expected to be lower than those of the corresponding share classes of the Municipal Fund prior to the Reorganization, as of June 30, 2010 after taking into account applicable contractual fee waivers and/or expense reimbursements that BlackRock Advisors has agreed to implement with respect to certain share classes for a certain period of time following the closing of the Reorganization. If the Reorganization involving the Municipal Fund is completed, BlackRock Advisors has agreed to implement contractual fee waivers and/or expense reimbursements with respect to Investor A, Investor B, Investor C, Investor C1 and BlackRock shares until November 1, 2013. The contractual fee waivers and/or expense reimbursements referenced above do not apply to the following expenses: Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses.

AMT-Free Fund into National Fund

Assuming only the Reorganization involving the AMT-Free Fund had occurred on June 30, 2010, the Combined Fund would have (i) total annual fund operating expenses for each of its share classes that are expected to be lower than those of the corresponding share classes of the AMT-Free Fund prior to the Reorganization, as of June 30, 2010, and (ii) net annual fund operating expenses for each of its share classes that are expected to be lower than those of the corresponding share classes of the AMT-Free Fund prior to the Reorganization, as of June 30, 2010, after taking into account applicable contractual fee waivers and/or expense reimbursements that BlackRock Advisors has agreed to implement with respect to certain share classes for a certain period of time following the closing of the Reorganization, except in the case of the net annual fund operating expenses of the Combined Fund BlackRock shares, which are expected to be greater than those of the AMT-Free Fund BlackRock shares, as of June 30, 2010; however, net annual fund operating expenses of the Combined Fund BlackRock shares are expected to be the same as or lower than those of the AMT-Free Fund BlackRock shares prior to the Reorganization, as of June 30, 2010, after excluding the effects of certain fees and expenses and after giving effect to both all applicable contractual fee waivers and/or expense reimbursements that BlackRock Advisors has agreed to implement for a certain period of time following the closing of the Reorganization and certain voluntary fee waivers and/or expense reimbursements. Voluntary waivers and/or expense reimbursements that BlackRock Advisors has agreed to continue may be reduced or discontinued at any time without notice. If the Reorganization involving the AMT-Free Fund is completed, BlackRock Advisors has agreed to implement contractual fee waivers and/or expense reimbursements with respect to Investor A, Institutional and BlackRock shares until November 1, 2013 following the closing of the Reorganization. The contractual and voluntary fee waivers and/or expense reimbursements referenced above do not apply to the following expenses: Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses. BlackRock Advisors has agreed to implement contractual fee waivers and/or expense reimbursements with respect to Investor A, Institutional and BlackRock shares until November 1, 2013.

Q:	Are there any differences in front-end sales loads or contingent deferred sales charges?

A:	The distribution and service fees and sales charges (including contingent deferred sales charges (“CDSCs”)) on the shares of the Acquiring Fund to be issued in the Reorganizations (Investor A, Investor B, Investor B1, Investor C, Investor C1, Institutional, Service and BlackRock) to the holders of shares of the Target Funds will be identical to the corresponding charges on the shares of the Funds held by such shareholders immediately prior to the Reorganizations.

Q:	Will I have to pay any sales load, commission or other similar fee in connection with the Reorganizations?

A:	No, you will not pay any sales load, commission or other similar fee in connection with the Reorganizations. As more fully discussed in the Combined Prospectus/Proxy Statement, the holding period with respect to any CDSC that applies to shares of the Acquired Fund acquired by you in the Reorganization(s) will be measured from the earlier of the time (i) you purchased your shares of the Target Fund(s) or (ii) you purchased your shares of any other fund advised by BlackRock Advisors and subsequently exchanged them for shares of the Target Fund(s).

Q:	What happens to my shares if the Reorganizations are approved? Will I have to take any action if the Reorganizations are approved?

A:	If the Reorganization relating to your Target Fund is approved, your shares automatically will be converted into shares of the Acquired Fund on the date of the completion of the applicable Reorganization. You will receive written confirmation that this change has taken place. No certificates for shares will be issued in connection with the Reorganizations. If you currently hold certificates representing your shares of the Target Fund(s), it is not necessary to surrender such certificates. You will receive the same class of shares of the Acquiring Fund as you currently hold of your Target Fund(s), except that shareholders of Municipal Fund Institutional shares will received newly created BlackRock shares of the Acquiring Fund and AMT-Free Fund Investor B shares will receive newly created Investor B1 shares of the Acquiring Fund. The aggregate net asset value of the shares you receive in the Reorganization relating to your Target Fund(s) will be equal to the aggregate net asset value of the shares you own in your Target Fund immediately prior to the Reorganization(s).

Q:	What happens if a Reorganization is not approved?

A:	If a Reorganization is not approved by shareholders of the relevant Target Fund, the Reorganization will not occur, and the Board will consider alternatives.

Q:	What happens if shareholders of one Target Fund approve their Reorganization, while shareholders of the other Target Fund do not?

A:	Each Reorganization is a separate transaction and is not dependent on the approval of the other Reorganization. Thus, if shareholders of one Target Fund approve the Reorganization relating to their Fund, their Fund will be reorganized, even if shareholders of the other Target Fund do not approve the Reorganization relating to their Fund.

Q: Will the Reorganization create a taxable event for me?

A:	Each Reorganization is expected to qualify as a tax-free “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. If the Reorganization so qualifies, in general, a Target Fund will not recognize any gain or loss as a result of the transfer of all of its assets and substantially all of the liabilities in exchange for shares of the Acquiring Fund or as a result of its liquidation, and you will not recognize any gain or loss upon your receipt of shares of the Acquiring Fund in connection with the Reorganization.

The portfolio managers of the Acquiring Fund have reviewed the portfolio holdings of each Target Fund and do not anticipate disposing of, or requesting the disposition of, any material portion of the holdings of either Target Fund in preparation for, or as a result of, either Reorganization. Consequently, no material transaction costs in restructuring the portfolio holdings of the Combined Fund are anticipated to be incurred in connection with the Reorganizations. The portfolio managers will, however, need to evaluate the portfolio of the Combined Fund on a continuing basis and the foregoing statement is not intended to be a representation that portfolio holdings of each Target Fund or the Acquiring Fund will not be disposed of in the future.

If there are any sales of portfolio assets, the tax impact of any such sales will depend on the difference between the price at which such portfolio assets are sold and the Target Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis will be distributed to the Target Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders. In addition, prior to each Reorganization, each Target Fund will distribute to its shareholders all investment company taxable income, net tax-exempt income and net realized capital gains not previously distributed to shareholders, and such distribution of investment company taxable income and net realized capital gains will be taxable to shareholders.

v

Q:	What if I redeem my shares before the Reorganization takes place?

A:	If you choose to redeem your shares before the Reorganization takes place, then the redemption will be treated as a normal sale of shares and, generally, will be a taxable transaction and may be subject to any applicable CDSC.

Q:	Who will pay for the Reorganizations?

A:	The National Fund and AMT-Free Fund are expected to bear approximately $80,960 and $100,998 of the merger costs, respectively, regardless of whether the AMT-Free Fund Reorganization is approved by the shareholders of that Target Fund, of which $100,998 is expected to be absorbed by BlackRock Advisors or its affiliates through Fund waivers. In addition, BlackRock Advisors or its affiliates is expected to bear approximately $136,297 of merger costs that have been allocated to the Municipal Fund, regardless of whether the Municipal Fund Reorganization is approved by the shareholders of that Target Fund.

Q:	How do I vote my shares?

A:	You can vote shares beneficially held through your account by mail, telephone or Internet or in person at the joint special meeting of the Target Funds (“Special Meeting”). To vote by mail, please mark your vote on the enclosed proxy card(s) and sign, date and return the card(s) in the postage-paid envelope provided. To vote by telephone or over the Internet, please have the proxy card(s) in hand and call the telephone number or go to the website address listed on the card(s) and follow the instructions. To vote at the Special Meeting, please attend the Special Meeting in person and have the proxy card(s) in hand.

Q:	Why are multiple proxy cards enclosed?

A:	If you are a shareholder of more than one Target Fund, you will receive a proxy card for each Target Fund. If you are a shareholder of other BlackRock-advised funds, you may have separately received one or more other combined prospectuses/proxy statements and proxy cards relating to other reorganizations. Please read those documents carefully as well and cast your vote.

Q:	I have received other combined prospectus/proxy statements from other funds in the BlackRock mutual fund complex. Is this a duplicate combined prospectus/proxy statement?

A:	This is not a duplicate combined prospectus/proxy statement. You are being asked to vote separately for each fund in which you own shares that is a target fund in a reorganization. The proposals included here were not included in any other combined prospectus/proxy statement.

Q:	When will the Reorganizations occur?

A:	If approved by shareholders, each Reorganization is expected to occur during the third quarter of 2011. A Reorganization will not take place if the Reorganization is not approved by the relevant Target Fund’s shareholders.

Q:	Whom do I contact if I have questions?

A:	You can contact your financial advisor for further information. Direct shareholders may contact the Funds at (800) 441-7762.

Important additional information about the proposal is set forth in the accompanying Combined Prospectus/Proxy Statement. Please read it carefully.

BLACKROCK MUNICIPAL BOND FUND, INC.

BlackRock Municipal Fund

BLACKROCK FUNDS II

BlackRock AMT-Free Municipal Bond Portfolio

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 441-7762

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 24, 2011

To the Shareholders of each of the BlackRock Municipal Fund and the BlackRock AMT-Free Municipal Bond Portfolio:

This is to notify you that a Joint Special Meeting of Shareholders (the “Special Meeting”) of each of the BlackRock Municipal Fund, a series of BlackRock Municipal Bond Fund, Inc., a Maryland corporation (the “Corporation”), and the BlackRock AMT-Free Municipal Bond Portfolio (together with the Municipal Fund, the “Target Funds” and each, a “Target Fund”), a series of BlackRock Funds II, a Massachusetts business trust (the “Trust”), will be held on Friday, June 24, 2011, at 1:00 p.m., Eastern Time, at the offices of BlackRock Advisors, LLC at 800 Scudders Mill Road, Plainsboro, NJ, 08536, for the following purposes:

1.	To ask the shareholders of each Target Fund to consider a proposal to approve an Agreement and Plan of Reorganization (“Reorganization Agreement”) relating to their Target Fund. Pursuant to each Target Fund’s Reorganization Agreement, the Target Fund would transfer all of its assets to the BlackRock National Municipal Fund (“Acquiring Fund”), a series of the Corporation, in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and shares of the Acquiring Fund, after which those shares will be distributed by the Target Fund to the holders of its shares; and

2.	To transact such other business as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

The Board of Directors of the Corporation and the Board of Trustees of the Trust have each fixed the close of business on April 27, 2011 as the record date (the “Record Date”) for determination of shareholders of each Target Fund entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof.

Your vote is important regardless of the size of your holdings in each of the Target Funds. Whether or not you expect to be present at the Special Meeting, please complete and sign the enclosed proxy card(s) and return it/them promptly in the enclosed envelope. You may also vote by telephone or over the Internet; please see pages 55-56 of the enclosed Combined Prospectus/Proxy Statement for details. If you vote by proxy and then desire to change your vote or vote in person, you may revoke your proxy at any time prior to the votes being tallied at the Special Meeting. Please refer to the section of the enclosed Combined Prospectus/Proxy Statement entitled “Voting Information and Requirements—Manner of Voting” for more information.

By Order of the Boards,

/s/ IRA P. SHAPIRO

IRA P. SHAPIRO

Secretary

Wilmington, Delaware

May 16, 2011

COMBINED PROSPECTUS/PROXY STATEMENT

BLACKROCK MUNICIPAL BOND FUND, INC.

BlackRock Municipal Fund

BlackRock National Municipal Fund

BLACKROCK FUNDS II

BlackRock AMT-Free Municipal Bond Portfolio

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 441-7762

This Combined Prospectus/Proxy Statement is furnished to you as a shareholder of the BlackRock Municipal Fund (“Municipal Fund”), a series of BlackRock Municipal Bond Fund, Inc., a Maryland corporation (the “Corporation”), and/or the BlackRock AMT-Free Municipal Bond Portfolio (the “AMT-Free Fund” and together with the Municipal Fund, the “Target Funds” and each, a “Target Fund”), a series of BlackRock Funds II, a Massachusetts business trust (the “Trust”). A joint special meeting of shareholders of each of the Target Funds (the “Special Meeting”) will be held at the offices of BlackRock Advisors, LLC at 800 Scudders Mill Road, Plainsboro, NJ, 08536, on Friday, June 24, 2011 at 1:00 p.m., Eastern Time, to consider the items that are listed below and discussed in greater detail elsewhere in this Combined Prospectus/Proxy Statement. Shareholders of record of each Target Fund at the close of business on April 27, 2011 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting or any adjournments or postponements thereof. This Combined Prospectus/Proxy Statement, proxy card(s) and accompanying Notice of Special Meeting of Shareholders were first sent or given to shareholders of each Target Fund on or about May 17, 2011. The Board of Directors of the Corporation and the Board of Trustees of the Trust (together, the “Boards”) each request that shareholders vote their shares by completing and returning the enclosed proxy card(s) or by following one of the other methods for voting specified on the proxy card(s).

The purposes of the Special Meeting are:

1. To ask the shareholders of each Target Fund to consider a proposal to approve an Agreement and Plan of Reorganization (“Reorganization Agreement”) relating to their Target Fund. Pursuant to a Target Fund’s Reorganization Agreement, the Target Fund would transfer all of its assets to the BlackRock National Municipal Fund (the “National Fund” or “Acquiring Fund,” and together with the Target Funds, the “Funds” and each, a “Fund”), a series of the Corporation, in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and shares of the Acquiring Fund, after which those shares will be distributed by the Target Fund to the holders of its shares; and

2. To transact such other business as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

Each Board has approved the reorganization (“Reorganization”) with respect to the applicable Target Fund by which such Target Fund, an open-end management investment company, would be acquired by the Acquiring Fund. The Acquiring Fund pursues an investment objective identical to that of the Municipal Fund (to provide shareholders with as high a level of income exempt from federal income taxes as is consistent with the investment policies of the Fund) and substantially similar to that of the AMT-Free Fund (to seek to provide shareholders with income exempt from federal income taxes as is consistent with the investment policies of the Fund). The Acquiring Fund also has certain strategies that are identical to those of the Municipal Fund and similar to and compatible with those of the AMT-Free Fund. Each Target Fund and the Acquiring Fund, however, employ certain differing investment strategies to achieve their respective objectives, as discussed in more detail below. For more information on each Fund’s investment strategies, see “Summary—Investment Objectives and Principal Investment Strategies” below.

If a Target Fund’s shareholders approve the Reorganization relating to their Fund, the Target Fund will transfer its assets to the Acquiring Fund. The Acquiring Fund will assume certain stated liabilities of the Target Fund and will issue shares to the Target Fund in an amount equal to the aggregate net asset value of the outstanding shares of the Target Fund. Immediately thereafter, the Target Fund will distribute these shares of the Acquiring Fund to its shareholders. After distributing these shares, the Target Fund will be terminated as a series of the Corporation or the Trust, as applicable. When a Reorganization is complete, the applicable Target Fund’s shareholders will hold the same class of shares of the Acquiring Fund as they currently hold of the Target Fund, except that shareholders of Municipal Fund Institutional shares will receive newly created BlackRock shares of the Acquiring Fund and shareholders of AMT-Free Fund Investor B shares will receive newly created Investor B1 shares of the Acquiring Fund. The aggregate net asset value of the Acquiring Fund shares received in each Reorganization will equal the aggregate net asset value of the applicable Target Fund’s shares held by that Target Fund’s shareholders immediately prior to the Reorganization. As a result of each Reorganization, however, each shareholder of the applicable Target Fund will represent a smaller percentage of ownership in the Combined Fund than such shareholder’s percentage of ownership in the Target Fund prior to the Reorganization.

This Combined Prospectus/Proxy Statement sets forth concisely the information shareholders of each Target Fund should know before voting on the Reorganization relating to their Fund and constitutes an offering of the shares of the Acquiring Fund being issued in each Reorganization. Please read it carefully and retain it for future reference.

The following documents containing additional information about the Funds, each having been filed with the Securities and Exchange Commission (the “SEC”), are incorporated by reference into (legally considered to be part of) this Combined Prospectus/Proxy Statement:

•	the Statement of Additional Information dated May 16, 2011 (the “Reorganization SAI”), relating to this Combined Prospectus/Proxy Statement;

•	the Prospectus relating to Investor A, Investor B, Investor C and Institutional shares of the Target Funds, dated October 28, 2010, as supplemented;

•	the Prospectus relating to Investor C1 shares of the Municipal Fund, dated October 28, 2010, as supplemented;

•	the Prospectus relating to Service shares of the AMT-Free Fund, dated October 28, 2010, as supplemented;

•	the Prospectus relating to BlackRock shares of the AMT-Free Fund, dated October 28, 2010, as supplemented;

•	the Statement of Additional Information relating to the Municipal Fund, dated October 28, 2010, as amended May 16, 2011 and as supplemented (the “Municipal Fund SAI”);

•	the Statement of Additional Information relating to the AMT-Free Fund, dated October 28, 2010, as supplemented (the “AMT-Free Fund SAI”);

•	the Statement of Additional Information relating to the Acquiring Fund, dated October 28, 2010, as amended May 16, 2011 and as supplemented (the “Acquiring Fund SAI”);

•	the Annual Report to shareholders of the Municipal Fund for the fiscal year ended June 30, 2010;

•	the Annual Report to shareholders of the AMT-Free Fund for the fiscal year ended June 30, 2010;

•	the Semi-Annual Report to shareholders of the Municipal Fund for the fiscal period ended December 31, 2010; and

•	the Semi-Annual Report to shareholders of the AMT-Free Fund for the fiscal year ended December 31, 2010.

ii

The following documents each have been filed with the SEC, and are incorporated herein by reference into (each legally forms a part of), and also accompany, this Combined Prospectus/Information Statement:

•	the Prospectuses relating to Investor A, Investor B, Investor C and Institutional shares of the Acquiring Fund, dated October 28, 2010, as supplemented;

•	the Prospectuses relating to Investor B1, Investor C1, Service, and BlackRock shares of the Acquiring Fund, each dated May 16, 2011, as supplemented;

•	the Annual Report to shareholders of the Acquiring Fund for the fiscal year ended June 30, 2010; and

•	the Semi-Annual Report to shareholders of the Acquiring Fund for the fiscal period ended December 31, 2010.

Except as otherwise described herein, the policies and procedures set forth under “Account Information” in the Acquiring Fund’s Prospectuses (collectively, the “Acquiring Fund Prospectus”) will apply to the shares issued by the Acquiring Fund in connection with the Reorganizations. The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith, file reports and other information, including proxy materials, with the SEC.

Additional copies of the foregoing and any more recent reports filed after the date hereof may be obtained without charge by calling or writing:

BlackRock National Municipal Fund and/or	BlackRock AMT-Free Municipal Bond Portfolio
BlackRock Municipal Fund	BlackRock Funds II
BlackRock Municipal Bond Fund, Inc.	100 Bellevue Parkway
100 Bellevue Parkway	Wilmington, Delaware 19809
Wilmington, Delaware 19809	(800) 441-7762
(800) 441-7762

If you wish to request the Reorganization SAI, please ask for the “Reorganization SAI.” The Reorganization SAI may also be obtained without charge at (800) 441-7762.

You also may view or obtain these documents from the SEC:

In Person:	At the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549.
By Phone:	(202) 551-8090
By Mail:	Public Reference Section Office of Consumer Affairs and Information Services Securities and Exchange Commission 100 F Street, N.E. Washington, DC 20549 (duplicating fee required)
By E-mail:	publicinfo@sec.gov (duplicating fee required)
By Internet:	www.sec.gov

The Boards know of no business other than that discussed above that will be presented for consideration at the Special Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

iii

No person has been authorized to give any information or make any representation not contained in this Combined Prospectus/Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Combined Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Neither the SEC nor any state regulator has approved or disapproved of these securities or passed upon the adequacy of this Combined Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The date of this Combined Prospectus/Proxy Statement is May 16, 2011.

iv

v

SUMMARY

The following is a summary of certain information contained elsewhere in this Combined Prospectus/Proxy Statement and is qualified in its entirety by reference to the more complete information contained herein. Shareholders should read the entire Combined Prospectus/Proxy Statement carefully.

The Corporation and the Trust are each an open-end management investment company registered with the SEC. Each of the National Fund and the Municipal Fund is a diversified, separate series of the Corporation, and the AMT-Free Fund is a diversified series of the Trust. The Corporation is organized as a corporation under the laws of the State of Maryland, and the Trust is organized as a business trust under the laws of the Commonwealth of Massachusetts. The investment objective of each of the National Fund and the Municipal Fund is identical (to provide shareholders with as high a level of income exempt from federal income taxes as is consistent with the investment policies of the Fund) and substantially similar to that of the AMT-Free Fund (to seek to provide shareholders with income exempt from federal income taxes as is consistent with the investment policies of the Fund). The investment objective of each of the National Fund and the Municipal Fund is fundamental, which means it may not be changed without approval of a majority of the applicable Fund’s outstanding voting securities, as defined in the 1940 Act. The investment objective of the AMT-Free Fund is non-fundamental, which means it may be changed without the approval of that Fund’s shareholders. Should the AMT-Free Fund’s Board of Trustees determine that the investment objective of the AMT-Free Fund should be changed, shareholders must be given at least 30 days’ notice before any such change is implemented.

The Acquiring Fund, following completion of one or both of the Reorganizations, may be referred to as the “Combined Fund” in this Combined Prospectus/Proxy Statement.

BlackRock Advisors, LLC (“BlackRock Advisors” or the “Adviser”) serves as the investment adviser of each of the Funds. The portfolio managers of each of the Funds are Walter O’Connor and Theodore R. Jaeckel, and Michael A. Kalinoski is also a portfolio manager of the Municipal Fund. Messrs. O’Connor and Jaeckel are expected to continue to be the portfolio managers of the Combined Fund following the closing of the Reorganizations. Each of the Funds publicly offers its shares on a continuous basis, and shares may be purchased through each Fund’s distributor, BlackRock Investments, LLC (“BRIL” or the “Distributor”), and numerous intermediaries.

Municipal Fund and National Fund. The Municipal Fund and the National Fund employ substantially similar investment strategies to achieve their respective objectives. Under normal circumstances, each Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds, the income on which may be subject to the federal alternative minimum tax. Each Fund will usually invest in municipal bonds with maturities of five years or longer. Each Fund may invest in tender option bonds and residual interest tender option bonds, and may also invest in securities the return of which is inversely related to changes in an interest rate (“inverse floaters”). Each Fund may engage in transactions in certain derivatives, such as financial futures contracts and options thereon, indexed and inverse floating rate obligations and swap agreements, including credit default swap agreements, in order to hedge investments or to seek to enhance income or returns. The principal difference between the Funds’ principal investment strategies is that the Municipal Fund invests primarily in investment grade municipal bonds, whereas the National Fund may invest up to 100% of its assets in lower-rated securities (“junk bonds”) although the National Fund intends to invest at least 65% of its net assets in municipal bonds rated investment grade or in unrated municipal bonds that Fund management believes are of comparable quality.

AMT-Free Fund and National Fund. The AMT-Free Fund and the National Fund employ similar investment strategies to achieve their respective objectives. Under normal circumstances, the AMT-Free Fund invests at least 80% of its assets in municipal securities and related tax-exempt derivative securities (such as tender option bonds), the income on which is not subject to federal income tax, including the federal alternative minimum tax, whereas the National Fund, under normal circumstances, seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds, the income on which may be subject to the federal alternative minimum tax. The AMT-Free Fund’s 80% investment policy is fundamental, which means it may not be changed without approval of a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act. The AMT-Free Fund emphasizes municipal securities with maturities of 15 years or longer, whereas the National Fund will usually invest in municipal bonds with maturities of five years or longer. Each Fund may invest in tender option bonds and residual interest tender option bonds, and may also invest in inverse floaters. Each Fund may engage in transactions in certain derivatives, such as financial futures contracts and options thereon, indexed and inverse floating rate obligations and swap agreements, including credit default swap agreements, in order to hedge investments or to seek to enhance income or returns. The AMT-Free Fund generally invests in investment grade bonds; however, the Fund may invest up to 20% of its assets in junk bonds with a minimum rating of B by Standard & Poor’s, Fitch Ratings or Moody’s Investors Service, Inc. or, if unrated, judged to be of comparable quality in the opinion of Fund management. The National Fund may invest up to 100% of its assets in junk bonds, although the National Fund intends to invest at least 65% of its net assets in municipal bonds rated investment grade or in unrated municipal bonds that Fund management believes are of comparable quality.

Each Board, including all of the Directors and Trustees, as applicable, who are not “interested persons” (as defined in the 1940 Act) of the Corporation or Trust, as applicable (the “Independent Board Members”), has approved the Reorganization on behalf of the Municipal Fund or the AMT-Free Fund, as applicable. Subject to approval by the relevant Target Fund shareholders, each Reorganization provides for:

•

the transfer of all the assets of the applicable Target Fund to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and shares of the Acquiring Fund having an aggregate net asset value equal to the value of the assets of the Target Fund acquired by the Acquiring Fund reduced by the amount of such assumed liabilities;

•	the distribution of such shares of the Acquiring Fund to the relevant Target Fund’s shareholders; and

•	the termination of the relevant Target Fund as a series of the Corporation or Trust, as applicable.

If a proposed Reorganization is approved and completed, the applicable Target Fund’s shareholders would hold shares of the same class of the Combined Fund as they currently hold of the Target Fund (with the exception of shareholders of Municipal Fund Institutional shares, who will receive newly created BlackRock shares of the Acquiring Fund, and AMT-Free Fund Investor B shares, who will receive newly created Investor B1 shares of the Acquiring Fund), with an aggregate net asset value equal to the aggregate net asset value of the Target Fund shares owned immediately prior to the Reorganization.

Background and Reasons for the Proposed Reorganizations

BlackRock Advisors believes that the shareholders of each Fund will benefit more from the potential operating efficiencies and economies of scale that may be achieved by combining the Funds’ assets in the Reorganizations, than by continuing to operate the Funds separately. BlackRock Advisors believes that the Acquiring Fund’s investment objective and strategies make it a compatible fund within the BlackRock-advised complex for a reorganization with each Target Fund. As a result of the identical or substantially similar investment objectives and similar strategies of the Funds, there is overlap in the portfolio securities currently owned by the Funds. Consistent with the flexibility permitted by each Fund’s investment strategies, the portfolio management team is generally managing the National Fund in the same manner as the Municipal Fund and in a substantially similar manner as the AMT-Free Fund. Nonetheless, as of December 31, 2010, only 1% of the Municipal Fund’s assets were invested in securities that were also held by the National Fund and only 4% of the National Fund’s assets were invested in securities that were also held by the Municipal Fund. On the other hand, as of the same date, 66% of the AMT-Free Fund’s assets were invested in securities that were also held by the National Fund and 53% of the National Fund’s assets were invested in securities that were also held by the AMT-Free Fund.

In approving each Reorganization, each Board, including all of the Independent Board Members, determined that participation in the Reorganization is in the best interests of the relevant Target Fund and that the interests of the Target Fund’s shareholders will not be diluted as a result of the Reorganization. The Board considered the relevant Reorganization proposal at meetings held on February 8-9, 2011 and March 18, 2011, and the Board, including all of the Independent Board Members, approved the Reorganization. The approval determinations were made on the basis of each Board member’s judgment after consideration of all of the factors taken as a whole, though individual Board members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

The factors considered by each Board with regard to the relevant Reorganization include, but are not limited to, the following:

•

that the investment objectives of the applicable Target Fund and Acquiring Fund are identical or substantially similar, and the fact that certain strategies of the relevant Target Fund and the Acquiring Fund are similar and compatible, while others are different. Each Board considered the principal differences in investment strategies between the relevant Target Fund and the Acquiring Fund. See “Summary—Investment Objectives and Principal Investment Strategies.”

•

that, assuming the Reorganizations had occurred on June 30, 2010, the Combined Fund would have (i) total annual fund operating expenses for each of its share classes that are expected to be greater than those of the corresponding share classes of the Municipal Fund and lower than those of the corresponding share classes of the AMT-Free Fund prior to the Reorganizations, as of June 30, 2010, (ii) net annual fund operating expenses for each of its share classes that are expected to be lower than those of the corresponding share classes of the Target Funds prior to the Reorganizations, as of June 30, 2010, after taking into account applicable contractual fee waivers and/or expense reimbursements that BlackRock Advisors has agreed to implement with respect to certain share classes for a certain period of time following the closing of the Reorganizations, except in the case of Combined Fund Institutional shares, which are expected to be greater than those of the AMT-Free Fund Institutional shares, as of June 30, 2010, and (iii) net annual fund operating expenses for each of its share classes that are expected to be the same as or lower than those of the corresponding share classes of each Target Fund prior to the Reorganizations as of such date, after excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses and after giving effect to both all applicable contractual fee waivers and/or expense reimbursements that BlackRock Advisors has agreed to implement for a certain period of time following the closing of the Reorganizations and certain voluntary fee waivers and/or expense reimbursements. Voluntary waivers and/or expense reimbursements that BlackRock Advisors has agreed to continue may be reduced or discontinued at any time without notice. If the Reorganizations are completed, BlackRock Advisors has agreed to implement contractual fee waivers and/or expense reimbursements with respect to Investor A, Investor B, Investor C, Investor C1 and BlackRock shares until November 1, 2013. The contractual and voluntary fee waivers and/or expense reimbursements referenced above do not apply to the following expenses: Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses.

•

that, if the Reorganization relating to each Target Fund is approved, the contractual management fee rate of the Combined Fund is expected to be (i) higher than the contractual management fee rate of the Municipal Fund at every asset level, and (ii) either higher than, the same as, or lower than the contractual management fee rate of the AMT-Free Fund, depending on asset level.

•

that, if the Reorganization relating to each Target Fund is completed, the effective management fee rate for the Combined Fund is expected to be higher than the effective management fee rates for the Municipal Fund and the AMT-Free Fund, respectively, based on the Funds’ average net assets for the 12 months ended June 30, 2010; however, assuming the Reorganization has occurred on June 30, 2010, net annual fund operating expenses for each of the Combined Fund’s share classes are expected to be the same as or lower than those of the corresponding share classes of each of the Municipal Fund and the AMT-Free Fund prior to the Reorganization, as of such date, after excluding the effects of certain fees and expenses and after giving effect to both all applicable contractual fee waivers and/or expense reimbursements that BlackRock Advisors has agreed to implement for a certain period of time following the closing of the Reorganizations and certain voluntary waivers and/or expense reimbursements.

•

that, if the Reorganization relating to each Target Fund is completed, BlackRock Advisors has contractually agreed to waive fees and/or reimburse expenses until November 1, 2013 in order to limit the Combined Fund’s Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.72% (for Investor A shares), 1.23% (for Investor B shares), 1.47% (for Investor C shares), 1.28% (for Investor C1 shares) and 0.46% (for BlackRock shares) of average daily net assets.

•

the expectation that the Combined Fund will achieve certain operating efficiencies from its larger net asset size and the potential for further reduced expense ratios by sharing certain fixed costs over a larger asset base.

•

that the same portfolio management team, with the exception of one individual (as described below under “Comparison of the Funds—Management of the Funds”) that currently manages each Fund is expected to manage the Combined Fund following the closing of the Reorganizations.

•	the relative performance histories of each Fund. See “Comparison of the Funds—Performance Information.”

•

that neither Target Fund will pay any sales charges in connection with the Reorganizations. Shareholders of each Target Fund will receive shares of the Acquiring Fund. Also, that there are certain differences in the annual distribution fees and contingent deferred sales charges (“CDSCs”) of the Funds. Investor B shares of the AMT-Free Fund have an annual distribution fee of 0.75% and a CDSC of 4.50% imposed on investments if redeemed in less than one year (which decreases each year until it reaches 0% after six years), while Investor B shares of the National Fund and the Municipal Fund have annual distribution fees of 0.50% and CDSCs of 4.00% imposed on investments if redeemed in less than two years (which decrease each year until they reach 0% after six years).

•

that there is expected to be no gain or loss recognized by shareholders for federal income tax purposes as a result of the Reorganizations, as each Reorganization is expected to be a tax-free transaction. In addition, prior to a Reorganization, each Target Fund will distribute to its shareholders all investment company taxable income, net tax-exempt income and net realized capital gains not previously distributed to shareholders, and such distribution of investment company taxable income and net realized capital gains will be taxable to shareholders.

•

that the aggregate net asset value of the shares that shareholders of the relevant Target Fund will receive in the Reorganization is expected to equal the aggregate net asset value of the shares that shareholders of the relevant Target Fund own immediately prior to the Reorganization, and that shareholders of the relevant Target Fund will not be diluted as a result of the Reorganization.

•

that the National Fund and AMT-Free Fund are expected to bear approximately $80,960 and $100,998 of the merger costs, respectively, regardless of whether the AMT-Free Fund Reorganization is approved by the shareholders of that Target Fund, of which $100,998 is expected to be absorbed by BlackRock Advisors or its affiliates through Fund waivers. In addition, BlackRock Advisors or its affiliates is expected to bear approximately $136,297 of merger costs that have been allocated to the Municipal Fund, regardless of whether the Municipal Fund Reorganizations are approved by the shareholders of that Target Fund.

Each Board, including all of the Independent Board Members, concluded that, based upon the factors and determinations summarized above, completion of the applicable Reorganization is advisable and in the best interests of the Target Fund and that the interests of the shareholders of the Target Fund will not be diluted with respect to net asset value as a result of the Reorganization. The Board of the Acquiring Fund concluded that completion of each Reorganization is advisable and in the best interests of the Acquiring Fund and that the interests of the shareholders of the Acquiring Fund will not be diluted with respect to net asset value as a result of the Reorganization. The determinations were made on the basis of the business judgment of each member of the Board and the Acquiring Fund’s Board of Directors after consideration of all of the factors taken as a whole, though individual members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

If a Reorganization is not approved by shareholders of the relevant Target Fund, its Board will consider other alternatives.

Each Board, including all of the Independent Board Members, recommends that you vote “For” the Reorganization relating to the relevant Target Fund.

Investment Objectives and Principal Investment Strategies

Comparison of the Municipal Fund and the National Fund

Investment Objectives. The investment objectives of the Municipal Fund and the National Fund are identical. The investment objective of the Funds is to provide shareholders with as high a level of income exempt from federal income taxes as is consistent with the investment policies of the Fund. The investment objective of each of the National Fund and the Municipal Fund is fundamental, which means it may not be changed without approval of a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act.

Principal Investment Strategies. The Municipal Fund and the National Fund employ substantially similar principal strategies in achieving their respective objectives. The similarities and differences of the principal investment strategies of the Funds are described in the chart below.

National Fund (Acquiring Fund)	Municipal Fund (Target Fund)

•    Under normal circumstances, the Fund seeks to achieve its objective by investing at least 80% of its assets in municipal bonds, the income on which may be subject to the federal alternative minimum tax.

• Same as the Acquiring Fund.

•    Although Fund management presently intends to invest at least 65% of the Fund’s net assets in municipal bonds rated investment grade or in unrated municipal bonds that Fund management believes are of comparable quality, it is possible that in the future the Fund could invest up to 100% of its assets in junk bonds.

• The Fund invests primarily in investment grade municipal bonds.

• The Fund will usually invest in municipal bonds that have a maturity of five years or longer.	• Same as the Acquiring Fund.

•    The Fund may engage in transactions in certain derivatives, such as financial futures contracts and options thereon, indexed and inverse floating rate obligations and swap agreements, including credit default swap agreements.

• Same as the National Fund, except that the Fund is permitted to engage in transactions in certain derivatives, such as financial futures contracts and options thereon, only for hedging purposes.

• The Fund may use derivative instruments to hedge its investments or to seek to enhance returns.	• Same as the Acquiring Fund.

• The Fund may invest in tender option bonds and residual interest tender option bonds, and may also invest in inverse floaters.	• Same as the Acquiring Fund.

Comparison. The Municipal Fund and the National Fund employ substantially similar investment strategies to achieve their respective objectives. Under normal circumstances, each Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds, the income on which may be subject to the federal alternative minimum tax. Each Fund will usually invest in municipal bonds with maturities of five years or longer. Each Fund may invest in tender option bonds and residual interest tender option bonds, and may also invest in inverse floaters. Each Fund may engage in transactions in certain derivatives, such as financial futures contracts and options thereon, indexed and inverse floating rate obligations and swap agreements, including credit default swap agreements, in order to hedge investments or to seek to enhance income or returns. The principal difference between the Funds’ principal investment strategies is that the Municipal Fund invests primarily in investment grade municipal bonds, whereas the National Fund may invest up to 100% of its assets in “junk bonds,” although the National Fund intends to invest at least 65% of its net assets in municipal bonds rated investment grade or in unrated municipal bonds that Fund management believes are of comparable quality.

With the exception of one individual, the Funds have the same portfolio management team, which is expected to also manage the Combined Fund after the Reorganization. Notwithstanding the small differences in the investment strategies of the Funds, as noted above, because of the identical investment objectives and substantially similar strategies there is the potential for significant overlap in the portfolio securities owned by the Funds. However, as of December 31, 2010, only 1% of the Municipal Fund’s portfolio is invested in securities that are also held by the National Fund and only 4% of the National Fund’s portfolio is invested in securities that are also held by the Municipal Fund. The portfolio managers of the Acquiring Fund do not anticipate disposing of, or requesting the disposition of, any material portion of the holdings of either Target Fund in preparation for, or as a result of, either Reorganization. No material transaction costs are anticipated to be incurred in connection with the Reorganization.

Comparison of the AMT-Free Fund and the National Fund

Investment Objectives. The investment objectives of the AMT-Free Fund and the National Fund are substantially similar. The investment objective of the AMT-Free Fund is to seek to provide shareholders with income exempt from federal income taxes as is consistent with the investment policies of the Fund. The investment objective of the AMT-Free Fund is non-fundamental, which means it may be changed without the approval of the Fund’s shareholders. Should the AMT-Free Fund’s Board determine that the investment objective of the Fund should be changed, shareholders must be given at least 30 days’ notice before any such change is implemented. The investment objective of the National Fund is to provide shareholders with as high a level of income exempt from federal income taxes as is consistent with the investment policies of the Fund. The investment objective of the National Fund is fundamental, which means it may not be changed without approval of a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act.

Principal Investment Strategies. The AMT-Free Fund and the National Fund employ similar principal strategies in achieving their respective objectives. The similarities and differences of the principal investment strategies of the Funds are described in the chart below.

National Fund (Acquiring Fund)	AMT-Free Fund (Target Fund)

•    Under normal circumstances, the Fund seeks to achieve its objective by investing at least 80% of its assets in municipal bonds, the income on which may be subject to the federal alternative minimum tax.

•    Under normal circumstances, the Fund invests at least 80% of its assets in municipal securities and related tax-exempt derivative securities (such as tender option bonds), the income on which is not subject to federal income tax, including the federal alternative minimum tax.

National Fund (Acquiring Fund)	AMT-Free Fund (Target Fund)

•    Although Fund management presently intends to invest at least 65% of the Fund’s net assets in municipal bonds rated investment grade or in unrated municipal bonds that Fund management believes are of comparable quality, it is possible that in the future the Fund could invest up to 100% of its assets in junk bonds.

•    The Fund generally invests in investment grade bonds; however, the Fund may invest up to 20% of its assets in junk bonds with a minimum rating of B by Standard & Poor’s, Fitch Ratings or Moody’s Investors Service, Inc. or, if unrated, judged to be of comparable quality in the opinion of Fund management.

• The Fund will usually invest in municipal bonds that have a maturity of five years or longer.	• The Fund emphasizes municipal securities with maturities of fifteen years or more.

•    The Fund may engage in transactions in certain derivatives, such as financial futures contracts and options thereon, indexed and inverse floating rate obligations and swap agreements, including credit default swap agreements.

• Same as the Acquiring Fund.

• The Fund may use derivative instruments to hedge its investments or to seek to enhance returns.	• Same as the Acquiring Fund.

• The Fund may invest in tender option bonds and residual interest tender option bonds, and may also invest in securities inverse floaters.	• Same as the Acquiring Fund.

Comparison. The AMT-Free Fund and the National Fund employ similar investment strategies to achieve their respective objectives. Under normal circumstances, the AMT-Free Fund invests at least 80% of its assets in municipal securities and related tax-exempt derivative securities (such as tender option bonds), the income on which is not subject to federal income tax, including the federal alternative minimum tax, whereas the National Fund, under normal circumstances, seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds, the income on which may be subject to the federal alternative minimum tax. The AMT-Free Fund emphasizes municipal securities with maturities of 15 years or longer, whereas the National Fund will usually invest in municipal bonds with maturities of five years or longer. Each Fund may invest in tender option bonds and residual interest tender option bonds, and may also invest in inverse floaters. Each Fund may engage in transactions in certain derivatives, such as financial futures contracts and options thereon, indexed and inverse floating rate obligations and swap agreements, including credit default swap agreements, in order to hedge investments or to seek to enhance income or returns. The AMT-Free Fund generally invests in investment grade bonds; however, the Fund may invest up to 20% of its assets in junk bonds with a minimum rating of B by Standard & Poor’s, Fitch Ratings or Moody’s Investors Service, Inc. or, if unrated, judged to be of comparable quality in the opinion of Fund management. The National Fund may invest up to 100% of its assets in junk bonds, although the National Fund intends to invest at least 65% of its net assets in municipal bonds rated investment grade or in unrated municipal bonds that Fund management believes are of comparable quality.

The Funds have the same portfolio management team, which is expected to also manage the Combined Fund after the Reorganization. As noted above, because of the substantially similar objectives and strategies, there is the potential for significant overlap in the portfolio securities owned by the Funds. As of December 31, 2010, 66% of the AMT-Free Fund’s assets were invested in securities that were also held by the National Fund and 53% of the National Fund’s assets were invested in securities that were also held by the AMT-Free Fund. The proposed Reorganization is not expected to cause significant portfolio turnover or transaction expenses associated with the sale of securities held by AMT-Free Fund.

Fees and Expenses

If a Reorganization is approved and completed, holders of Target Fund shares will receive the class of shares indicated in the following chart:

Municipal Fund (Target Fund)	AMT-Free Fund (Target Fund)	Combined Fund
Investor A Investor B N/A Investor C Investor C1 N/A Institutional** N/A N/A	Investor A N/A Investor B* Investor C N/A Institutional N/A BlackRock Service	Investor A Investor B Investor B1* Investor C Investor C1 Institutional BlackRock** BlackRock Service

*	AMT-Free Fund Investor B shares merge into the newly created Investor B1 share class of the Combined Fund.
**	Municipal Fund Institutional shares merge into the newly created BlackRock share class of the Combined Fund.

Fee Tables as of June 30, 2010 (unaudited)

The fee tables below provide information about the fees and expenses attributable to each class of shares of the Funds, assuming the Reorganization(s) had taken place on June 30, 2010 and the estimated pro forma fees and expenses attributable to each class of shares of the National Pro Forma Combined Fund. The percentages presented in the fee tables are based on fees and expenses incurred during the 12-month period ended June 30, 2010. Future fees and expenses may be greater or less than those indicated below. For information concerning the net assets of each Fund, see “Other Information—Capitalization.” You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the BlackRock-advised fund complex. More information about these and other discounts is available from your financial professional and in the “Details About the Share Classes” section of the Acquiring Fund Prospectus, which accompanies this Combined Prospectus/Proxy Statement and is incorporated herein by reference and in the “Purchase of Shares” section of the Acquiring Fund SAI, which is incorporated herein by reference.

Fee Tables of the Municipal Fund (Target Fund) and the National Fund (Acquiring Fund) and the National Pro Forma Combined Fund (as of June 30, 2010 (unaudited))

	Municipal Fund (Target Fund) Investor A Shares		National Fund (Acquiring Fund) Investor A Shares		National Pro Forma Combined Fund Investor A Shares(1)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%		4.25%		4.25%
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	(2)	None	(2)	None	(2)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.36%		0.48%		0.48%
Distribution and/or Service (12b-1) Fees	0.25%		0.25%		0.25%
Other Expenses	0.17%		0.14%		0.14%
Interest Expense	0.05%		0.03%		0.03%
Miscellaneous Other Expenses	0.12%		0.11%		0.11%
Acquired Fund Fees and Expenses	0.01	%(5)	0.01	%(5)	0.01%
Total Annual Fund Operating Expenses	0.79	%(5)	0.88	%(5)	0.88%
Fee Waivers and/or Expense Reimbursements	—		—		(0.12	)%(8)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.79%		0.88%		0.76	%(8)

	Municipal Fund (Target Fund) Investor B Shares		National Fund (Acquiring Fund) Investor B Shares		National Pro Forma Combined Fund Investor B Shares(1)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	4.00	%(3)	4.00	%(3)	4.00	%(3)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.36%		0.48%		0.48%
Distribution and/or Service (12b-1) Fees	0.75%		0.75%		0.75%
Other Expenses	0.19%		0.16%		0.15%
Interest Expense	0.05%		0.03%		0.03%
Miscellaneous Other Expenses	0.14%		0.13%		0.12%
Acquired Fund Fees and Expenses	0.01	%(5)	0.01	%(5)	0.01%
Total Annual Fund Operating Expenses	1.31	%(5)	1.40	%(5)	1.39%
Fee Waivers and/or Expense Reimbursements	—		—		(0.12	)%(8)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.31%		1.40%		1.27	%(8)

	Municipal Fund (Target Fund) Investor C Shares		National Fund (Acquiring Fund) Investor C Shares		National Pro Forma Combined Fund Investor C Shares(1)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	1.00	%(4)	1.00	%(4)	1.00	%(4)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.36%		0.48%		0.48%
Distribution and/or Service (12b-1) Fees	1.00%		1.00%		1.00%
Other Expenses	0.17%		0.13%		0.13%
Interest Expense	0.05%		0.03%		0.03%
Miscellaneous Other Expenses	0.12%		0.10%		0.10%
Acquired Fund Fees and Expenses	0.01	%(5)	0.01	%(5)	0.01%
Total Annual Fund Operating Expenses	1.54	%(5)	1.62	%(5)	1.62%
Fee Waivers and/or Expense Reimbursements	—		—		(0.11	)%(8)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.54%		1.62%		1.51	%(8)

	Municipal Fund (Target Fund) Investor C1 Shares		National Fund (Acquiring Fund) Investor C1 Shares		National Pro Forma Combined Fund Investor C1 Shares(1)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	1.00	%(4)	1.00	%(4)	1.00	%(4)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.36%		0.48%		0.48%
Distribution and/or Service (12b-1) Fees	0.80%		0.80%		0.80%
Other Expenses	0.18%		0.14%		0.14%
Interest Expense	0.05%		0.03%		0.03%
Miscellaneous Other Expenses	0.13%		0.11%		0.11%
Acquired Fund Fees and Expenses	0.01	%(5)	0.01	%(5)	0.01%
Total Annual Fund Operating Expenses	1.35	%(5)	1.43	%(5)	1.43%
Fee Waivers and/or Expense Reimbursements	—		—		(0.11	)%(8)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.35%		1.43%		1.32	%(8)

	Municipal Fund (Target Fund) Institutional Shares		National Pro Forma Combined Fund BlackRock Shares(1)(9)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None		None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.36%		0.48%
Distribution and/or Service (12b-1) Fees	None		None
Other Expenses	0.16%		0.11%
Interest Expense	0.05%		0.03%
Miscellaneous Other Expenses	0.11%		0.08%
Acquired Fund Fees and Expenses	0.01	%(5)	0.01%
Total Annual Fund Operating Expenses	0.53	%(5)	0.60%
Fee Waivers and/or Expense Reimbursements	—		(0.10	)%(8)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.53%		0.50	%(8)

Footnotes can be found on page 21.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the relevant Fund with the cost of investing in other mutual funds. This Example assume that you invest $10,000 in the Fund for the time periods indicated (for the periods ended June 30, 2010) and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

Municipal Fund (Target Fund) into National Fund (Acquiring Fund)

	1 Year	3 Years	5 Years	10 Years
Municipal Fund (Target Fund) Investor A Shares	$502	$667	$845	$1,361
National Fund (Acquiring Fund) Investor A Shares	$511	$694	$892	$1,463
National Pro Forma Combined Fund Investor A Shares†	$499	$670	$869	$1,441

Municipal Fund (Target Fund) Investor B Shares	$533	$715	$918	$1,579
National Fund (Acquiring Fund) Investor B Shares	$543	$743	$966	$1,680
National Pro Forma Combined Fund Investor B Shares†	$529	$716	$937	$1,647

Municipal Fund (Target Fund) C Shares	$257	$486	$839	$1,834
National Fund (Acquiring Fund) Investor C Shares	$265	$511	$881	$1,922
National Pro Forma Combined Fund Investor C Shares†	$254	$489	$860	$1,903

Municipal Fund (Target Fund) C1 Shares	$237	$428	$739	$1,624
National Fund (Acquiring Fund) Investor C1 Shares	$246	$452	$782	$1,713
National Pro Forma Combined Fund Investor C1 Shares†	$234	$430	$760	$1,694

Municipal Fund (Target Fund) Institutional Shares	$54	$170	$296	$665
National Pro Forma Combined Fund BlackRock Shares†	$51	$172	$314	$730

Expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Municipal Fund (Target Fund) Investor B Shares	$133	$415	$718	$1,579
National Fund (Acquiring Fund) Investor B Shares	$143	$443	$766	$1,680
National Pro Forma Combined Fund Investor B Shares†	$129	$416	$737	$1,647

Municipal Fund (Target Fund) C Shares	$157	$486	$839	$1,834
National Fund (Acquiring Fund) Investor C Shares	$165	$511	$881	$1,922
National Pro Forma Combined Fund Investor C Shares†	$154	$489	$860	$1,903

Municipal Fund (Target Fund) C1 Shares	$137	$428	$739	$1,624
National Fund (Acquiring Fund) Investor C1 Shares	$146	$452	$782	$1,713
National Pro Forma Combined Fund Investor C1 Shares†	$134	$430	$760	$1,694

†	Assumes the Reorganization had taken place on June 30, 2010.

Fee Tables of the AMT-Free Fund (Target Fund) and the National Fund (Acquiring Fund) and the National Pro Forma Combined Fund (as of June 30, 2010 (unaudited))

	AMT-Free (Target Fund) Investor A Shares		National Fund (Acquiring Fund) Investor A Shares		National Pro Forma Combined Fund Investor A Shares(1)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%		4.25%		4.25%
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	(2)	None	(2)	None	(2)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.50%		0.48%		0.48%
Distribution and/or Service (12b-1) Fees	0.25%		0.25%		0.25%
Other Expenses	0.22%		0.14%		0.13%
Interest Expense	0.02%		0.03%		0.03%
Miscellaneous Other Expenses	0.20%		0.11%		0.10%
Acquired Fund Fees and Expenses	0.01	%(5)	0.01	%(5)	0.01%
Total Annual Fund Operating Expenses	0.98	%(5)	0.88	%(5)	0.87%
Fee Waivers and/or Expense Reimbursements	—	(6)	—		(0.04	)%(7)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.98	%(6)	0.88%		0.83	%(7)

	AMT-Free (Target Fund) Investor B Shares		National Pro Forma Combined Fund Investor B1 Shares(1)(9)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	4.50	%(3)	4.50	%(3)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.50%		0.48%
Distribution and/or Service (12b-1) Fees	1.00	%(5)	1.00%
Other Expenses	0.29%		0.17%
Interest Expense	0.02%		0.03%
Miscellaneous Other Expenses	0.27%		0.14%
Acquired Fund Fees and Expenses	0.01	%(5)	0.01%
Total Annual Fund Operating Expenses	1.80	%(5)	1.66%
Fee Waivers and/or Expense Reimbursements	—	(6)	—
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.80	%(6)	1.66%

	AMT-Free (Target Fund) Investor C Shares		National Fund (Acquiring Fund) Investor C Shares		National Pro Forma Combined Fund Investor C Shares(1)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	1.00	%(4)	1.00	%(4)	1.00	%(4)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.50%		0.48%		0.48%
Distribution and/or Service (12b-1) Fees	1.00%		1.00%		1.00%
Other Expenses	0.23%		0.13%		0.13%
Interest Expense	0.02%		0.03%		0.03%
Miscellaneous Other Expenses	0.21%		0.10%		0.10%
Acquired Fund Fees and Expenses	0.01	%(5)	0.01	%(5)	0.01%
Total Annual Fund Operating Expenses	1.74	%(5)	1.62	%(5)	1.62%
Fee Waivers and/or Expense Reimbursements	—	(6)	—		—
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.74	%(6)	1.62%		1.62%

	AMT-Free (Target Fund) Institutional Shares		National Fund (Acquiring Fund) Institutional Shares		National Pro Forma Combined Fund Institutional Shares(1)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None		None		None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.50%		0.48%		0.48%
Distribution and/or Service (12b-1) Fees	None		None		None
Other Expenses	0.38%		0.14%		0.17%
Interest Expense	0.02%		0.03%		0.03%
Miscellaneous Other Expenses	0.36%		0.11%		0.14%
Acquired Fund Fees and Expenses	0.01	%(5)	0.01	%(5)	0.01%
Total Annual Fund Operating Expenses	0.89	%(5)	0.63	%(5)	0.66%
Fee Waivers and/or Expense Reimbursements	(0.26	)%(6)	—		(0.05	)%(7)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.63	%(6)	0.63%		0.61	%(7)

	AMT-Free (Target Fund) BlackRock Shares		National Pro Forma Combined Fund BlackRock Shares(1)(9)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None		None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.50%		0.48%
Distribution and/or Service (12b-1) Fees	None		None
Other Expenses	0.20%		0.08%
Interest Expense	0.02%		0.03%
Miscellaneous Other Expenses	0.18%		0.05%
Acquired Fund Fees and Expenses	0.01	%(5)	0.01%
Total Annual Fund Operating Expenses	0.71	%(5)	0.57%
Fee Waivers and/or Expense Reimbursements	(0.19	)%(6)	(0.04	)%(7)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.52	%(6)	0.53	%(7)

	AMT-Free (Target Fund) Service Shares		National Pro Forma Combined Fund Service Shares(1)(9)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None		None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.50%		0.48%
Distribution and/or Service (12b-1) Fees	0.25%		0.25%
Other Expenses	0.22%		0.10%
Interest Expense	0.02%		0.03%
Miscellaneous Other Expenses	0.20%		0.07%
Acquired Fund Fees and Expenses	0.01	%(5)	0.01%
Total Annual Fund Operating Expenses	0.98	%(5)	0.84%
Fee Waivers and/or Expense Reimbursements	(0.05	)%(6)	—
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.93	%(6)	0.84%

Footnotes can be found on page 21.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the relevant Fund with the cost of investing in other mutual funds. This Example assume that you invest $10,000 in the Fund for the time periods indicated (for the periods ended June 30, 2010) and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

AMT-Free Fund (Target Fund) into National Fund (Acquiring Fund)

	1 Year	3 Years	5 Years	10 Years
AMT-Free (Target Fund) Investor A Shares	$521	$724	$944	$1,575
National Fund (Acquiring Fund) Investor A Shares	$511	$694	$892	$1,463
National Pro Forma Combined Fund Investor A Shares†	$506	$683	$879	$1,445

AMT-Free (Target Fund) Investor B Shares	$633	$916	$1,175	$1,799
National Pro Forma Combined Fund Investor B1 Shares†	$619	$873	$1,102	$1,656

AMT-Free (Target Fund) Investor C Shares	$277	$548	$944	$2,052
National Fund (Acquiring Fund) Investor C Shares	$265	$511	$881	$1,922
National Pro Forma Combined Fund Investor C Shares†	$265	$511	$881	$1,922

AMT-Free (Target Fund) Institutional Shares	$64	$258	$468	$1,072
National Fund (Acquiring Fund) Institutional Shares	$64	$202	$351	$786
National Pro Forma Combined Fund Institutional Shares†	$62	$201	$358	$813

AMT-Free (Target Fund) Service Shares	$95	$307	$537	$1,197
National Pro Forma Combined Fund Service Shares†	$86	$268	$466	$1,037

AMT-Free (Target Fund) BlackRock Shares	$53	$208	$376	$865
National Pro Forma Combined Fund BlackRock Shares†	$54	$174	$310	$706

Expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
AMT-Free (Target Fund) Investor B Shares	$183	$566	$975	$1,799
National Pro Forma Combined Fund Investor B1 Shares†	$169	$523	$902	$1,656

AMT-Free (Target Fund) Investor C Shares	$177	$548	$944	$2,052
National Fund (Acquiring Fund) Investor C Shares	$165	$511	$881	$1,922
National Pro Forma Combined Fund Investor C Shares†	$165	$511	$881	$1,922

†	Assumes the Reorganization had taken place on June 30, 2010.

Fee Tables of the Municipal Fund (Target Fund), the AMT-Free Fund (Target Fund) and the National Fund (Acquiring Fund) and the National Pro Forma Combined Fund (as of June 30, 2010 (unaudited))

	AMT-Free (Target Fund) Investor A Shares		Municipal Fund (Target Fund) Investor A Shares		National Fund (Acquiring Fund) Investor A Shares		National Pro Forma Combined Fund Investor A Shares(1)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%		4.25%		4.25%		4.25%
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	(2)	None	(2)	None	(2)	None	(2)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.50%		0.36%		0.48%		0.48%
Distribution and/or Service (12b-1) Fees	0.25%		0.25%		0.25%		0.25%
Other Expenses	0.22%		0.17%		0.14%		0.13%
Interest Expense	0.02%		0.05%		0.03%		0.03%
Miscellaneous Other Expenses	0.20%		0.12%		0.11%		0.10%
Acquired Fund Fees and Expenses	0.01	%(5)	0.01	%(5)	0.01	%(5)	0.01%
Total Annual Fund Operating Expenses	0.98	%(5)	0.79	%(5)	0.88	%(5)	0.87%
Fee Waivers and/or Expense Reimbursements	—	(6)	—		—		(0.11	)%(10)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.98	%(6)	0.79%		0.88%		0.76	%(10)

	Municipal Fund (Target Fund) Investor B Shares		National Fund (Acquiring Fund) Investor B Shares		National Pro Forma Combined Fund Investor B Shares(1)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	4.00	%(3)	4.00	%(3)	4.00	%(3)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.36%		0.48%		0.48%
Distribution and/or Service (12b-1) Fees	0.75%		0.75%		0.75%
Other Expenses	0.19%		0.16%		0.15%
Interest Expense	0.05%		0.03%		0.03%
Miscellaneous Other Expenses	0.14%		0.13%		0.12%
Acquired Fund Fees and Expenses	0.01	%(5)	0.01	%(5)	0.01%
Total Annual Fund Operating Expenses	1.31	%(5)	1.40	%(5)	1.39%
Fee Waivers and/or Expense Reimbursements	—		—		(0.12	)%(10)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.31%		1.40%		1.27	%(10)

	AMT-Free (Target Fund) Investor B Shares		National Pro Forma Combined Fund Investor B1 Shares(1)(9)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	4.50	%(3)	4.50	%(3)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.50%		0.48%
Distribution and/or Service (12b-1) Fees	1.00	%(5)	1.00%
Other Expenses	0.29%		0.17%
Interest Expense	0.02%		0.03%
Miscellaneous Other Expenses	0.27%		0.14%
Acquired Fund Fees and Expenses	0.01	%(5)	0.01%
Total Annual Fund Operating Expenses	1.80	%(5)	1.66%
Fee Waivers and/or Expense Reimbursements	—	(6)	—
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.80	%(6)	1.66%

	AMT-Free (Target Fund) Investor C Shares		Municipal Fund (Target Fund) Investor C Shares		National Fund (Acquiring Fund) Investor C Shares		National Pro Forma Combined Fund Investor C Shares(1)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	1.00	%(4)	1.00	%(4)	1.00	%(4)	1.00	%(4)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.50%		0.36%		0.48%		0.48%
Distribution and/or Service (12b-1) Fees	1.00%		1.00%		1.00%		1.00%
Other Expenses	0.23%		0.17%		0.13%		0.13%
Interest Expense	0.02%		0.05%		0.03%		0.03%
Miscellaneous Other Expenses	0.21%		0.12%		0.10%		0.10%
Acquired Fund Fees and Expenses	0.01	%(5)	0.01	%(5)	0.01	%(5)	0.01%
Total Annual Fund Operating Expenses	1.74	%(5)	1.54	%(5)	1.62	%(5)	1.62%
Fee Waivers and/or Expense Reimbursements	—	(6)	—		—		(0.11	)%(10)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.74	%(6)	1.54%		1.62%		1.51	%(10)

	Municipal Fund (Target Fund) Investor C1 Shares		National Fund (Acquiring Fund) Investor C1 Shares		National Pro Forma Combined Fund Investor C1 Shares(1)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	1.00	%(4)	1.00	%(4)	1.00	%(4)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.36%		0.48%		0.48%
Distribution and/or Service (12b-1) Fees	0.80%		0.80%		0.80%
Other Expenses	0.18%		0.14%		0.13%
Interest Expense	0.05%		0.03%		0.03%
Miscellaneous Other Expenses	0.13%		0.11%		0.10%
Acquired Fund Fees and Expenses	0.01	%(5)	0.01	%(5)	0.01%
Total Annual Fund Operating Expenses	1.35	%(5)	1.43	%(5)	1.42%
Fee Waivers and/or Expense Reimbursements	—		—		(0.10	)%(10)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.35%		1.43%		1.32	%(10)

	AMT-Free (Target Fund) Institutional Shares		National Fund (Acquiring Fund) Institutional Shares		National Pro Forma Combined Fund Institutional Shares(1)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None		None		None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.50%		0.48%		0.48%
Distribution and/or Service (12b-1) Fees	None		None		None
Other Expenses	0.38%		0.14%		0.17%
Interest Expense	0.02%		0.03%		0.03%
Miscellaneous Other Expenses	0.36%		0.11%		0.14%
Acquired Fund Fees and Expenses	0.01	%(5)	0.01	%(5)	0.01%
Total Annual Fund Operating Expenses	0.89	%(5)	0.63	%(5)	0.66%
Fee Waivers and/or Expense Reimbursements	(0.26	)%(6)	—		—
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.63	%(6)	0.63%		0.66%

	AMT-Free (Target Fund) BlackRock Shares		Municipal Fund (Target Fund) Institutional Shares		National Pro Forma Combined Fund BlackRock Shares(1)(9)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None		None		None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.50%		0.36%		0.48%
Distribution and/or Service (12b-1) Fees	None		None		None
Other Expenses	0.20%		0.16%		0.11%
Interest Expense	0.02%		0.05%		0.03%
Miscellaneous Other Expenses	0.18%		0.11%		0.08%
Acquired Fund Fees and Expenses	0.01	%(5)	0.01	%(5)	0.01%
Total Annual Fund Operating Expenses	0.71	%(5)	0.53	%(5)	0.60%
Fee Waivers and/or Expense Reimbursements	(0.19	)%(6)	—		(0.10	)%(10)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.52	%(6)	0.53%		0.50	%(10)

	AMT-Free (Target Fund) Service Shares		National Pro Forma Combined Fund Service Shares(1)(9)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None		None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.50%		0.48%
Distribution and/or Service (12b-1) Fees	0.25%		0.25%
Other Expenses	0.22%		0.10%
Interest Expense	0.02%		0.03%
Miscellaneous Other Expenses	0.20%		0.07%
Acquired Fund Fees and Expenses	0.01	%(5)	0.01%
Total Annual Fund Operating Expenses	0.98	%(5)	0.84%
Fee Waivers and/or Expense Reimbursements	(0.05	)%(6)	—
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.93	%(6)	0.84%

Footnotes can be found on page 21.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the relevant Fund with the cost of investing in other mutual funds. This Example assume that you invest $10,000 in the Fund for the time periods indicated (for the periods ended June 30, 2010) and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

Municipal Fund (Target Fund) and AMT-Free Fund (Target Fund) into National Fund (Acquiring Fund)

	1 Year	3 Years	5 Years	10 Years
AMT-Free (Target Fund) Investor A Shares	$521	$724	$944	$1,575
Municipal Fund (Target Fund) Investor A Shares	$502	$667	$845	$1,361
National Fund (Acquiring Fund) Investor A Shares	$511	$694	$892	$1,463
National Pro Forma Combined Fund Investor A Shares†	$499	$669	$866	$1,432

Municipal Fund (Target Fund) Investor B Shares	$533	$715	$918	$1,579
National Fund (Acquiring Fund) Investor B Shares	$543	$743	$966	$1,680
National Pro Forma Combined Fund Investor B Shares†	$529	$716	$937	$1,647

AMT-Free (Target Fund) Investor B Shares	$633	$916	$1,175	$1,799
National Pro Forma Combined Fund Investor B1 Shares†	$619	$873	$1,102	$1,656

AMT-Free (Target Fund) Investor C Shares	$277	$548	$944	$2,052
Municipal Fund (Target Fund) C Shares	$257	$486	$839	$1,834
National Fund (Acquiring Fund) Investor C Shares	$265	$511	$881	$1,922
National Pro Forma Combined Fund Investor C Shares†	$254	$489	$860	$1,903

Municipal Fund (Target Fund) C1 Shares	$237	$428	$739	$1,624
National Fund (Acquiring Fund) Investor C1 Shares	$246	$452	$782	$1,713
National Pro Forma Combined Fund Investor C1 Shares†	$234	$429	$757	$1,684

AMT-Free (Target Fund) Institutional Shares	$64	$258	$468	$1,072
National Fund (Acquiring Fund) Institutional Shares	$64	$202	$351	$786
National Pro Forma Combined Fund Institutional Shares†	$67	$211	$368	$822

AMT-Free (Target Fund) Service Shares	$95	$307	$537	$1,197
National Pro Forma Combined Fund Service Shares†	$86	$268	$466	$1,037

AMT-Free (Target Fund) BlackRock Shares	$53	$208	$376	$865
Municipal Fund (Target Fund) Institutional Shares	$54	$170	$296	$665
National Pro Forma Combined Fund BlackRock Shares†	$51	$172	$314	$730

†	Assumes the Reorganization had taken place on June 30, 2010.

Expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Municipal Fund (Target Fund) Investor B Shares	$133	$415	$718	$1,579
National Fund (Acquiring Fund) Investor B Shares	$143	$443	$766	$1,680
National Pro Forma Combined Fund Investor B Shares†	$129	$416	$737	$1,647

AMT-Free (Target Fund) Investor B Shares	$183	$566	$975	$1,799
National Pro Forma Combined Fund Investor B1 Shares†	$169	$523	$902	$1,656

AMT-Free (Target Fund) Investor C Shares	$177	$548	$944	$2,052
Municipal Fund (Target Fund) C Shares	$157	$486	$839	$1,834
National Fund (Acquiring Fund) Investor C Shares	$165	$511	$881	$1,922
National Pro Forma Combined Fund Investor C Shares†	$154	$489	$860	$1,903

Municipal Fund (Target Fund) C1 Shares	$137	$428	$739	$1,624
National Fund (Acquiring Fund) Investor C1 Shares	$146	$452	$782	$1,713
National Pro Forma Combined Fund Investor C1 Shares†	$134	$429	$757	$1,684

†	Assumes the Reorganization had taken place on June 30, 2010.

(1)	Assumes the Reorganization had taken place on June 30, 2010.
(2)	A CDSC of 1.00% is assessed on certain redemptions of Investor A shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more.
(3)	A CDSC of 4.50% for the AMT-Free Fund and 4.00% for the Municipal Fund and the National Fund is assessed on certain redemptions of Investor B shares that are redeemed in less than one year, in the case of the AMT-Free Fund, and less than two years, in the case of the Municipal Fund and the National Fund. The CDSC for Investor B shares decreases for redemptions made in subsequent years. After six years there is no CDSC on Investor B shares.
(4)	There is no CDSC on Investor C and Investor C1 shares after one year.
(5)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in each Fund’s most recent annual report, which does not include Acquired Fund Fees and Expenses and, with respect to the AMT-Free Fund, the restatement of Investor B shares, Distribution and/or Service (12b-1) Fees.
(6)	With respect to the AMT-Free Fund, BlackRock Advisors has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.07% (for Investor A shares), 1.82% (for Investor B and Investor C shares), 0.60% (for Institutional shares), 0.90% (for Service shares) and 0.49% (for BlackRock shares) of average daily net assets until November 1, 2011. The Fund may have to repay some of these waivers and reimbursements to BlackRock Advisors in the following two years. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.
(7)	If only the Reorganization relating to the AMT-Free Fund is completed, BlackRock Advisors has contractually agreed to waive and/or reimburse fees or expenses in order to limit the Combined Fund’s Total Annual Fund Operating Expenses After Fee Waivers and/or Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.79% (for Investor A Shares), 0.57% (for Institutional Shares) and 0.49% (for BlackRock Shares) of average daily net assets until November 1, 2013. This agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members or by a vote of a majority of the outstanding voting securities of the Combined Fund.
(8)	If only the Reorganization relating to the Municipal Fund is completed, BlackRock Advisors has contractually agreed to waive and/or reimburse fees or expenses in order to limit the Combined Fund’s Total Annual Fund Operating Expenses After Fee Waivers and/or Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.72% (for Investor A Shares), 1.23% (for Investor B Shares), 1.47% (for Investor C Shares), 1.28% (for Investor C1 Shares), and 0.46% (for BlackRock Shares) of average daily net assets until November 1, 2013. This agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members or by a vote of a majority of the outstanding voting securities of the Combined Fund.
(9)	Holders of Investor B shares of the AMT-Free Fund and Institutional shares of the Municipal Fund will receive Investor B1 shares and BlackRock shares of the Combined Fund, respectively, in the Reorganization. Prior to the Reorganizations, the National Fund did not issue Investor B1, Service or BlackRock shares. Investor B1, Service and BlackRock shares are newly issued and therefore Other Expenses have been estimated.
(10)	If the Reorganizations relating to the Municipal Fund and the AMT-Free Fund are both completed, BlackRock Advisors has contractually agreed to waive and/or reimburse fees or expenses in order to limit the Combined Fund’s Total Annual Fund Operating Expenses After Fee Waivers and/or Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.72% (for Investor A Shares), 1.23% (for Investor B Shares), 1.47% (for Investor C Shares), 1.28% (for Investor C1 Shares), and 0.46% (for BlackRock Shares) of average daily net assets until November 1, 2013. This agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members or by a vote of a majority of the outstanding voting securities of the Combined Fund.

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund’s performance. During its most recent fiscal year, each Fund had the following portfolio turnover rate:

Fund	Fiscal Year End	Rate
Municipal Fund (Target Fund)	6/30/10	14%
AMT-Free Fund (Target Fund)	6/30/10	93%
National Fund (Acquiring Fund)	6/30/10	70%

Federal Tax Consequences

The Reorganizations are expected to qualify as tax-free “reorganizations” for U.S. federal income tax purposes. If a Reorganization so qualifies, in general, the relevant Target Fund and the Acquiring Fund will not recognize gain or loss for U.S. federal income tax purposes in the transactions contemplated by the Reorganization (except for any gain or loss that may be required to be recognized solely as a result of the close of a Target Fund’s taxable year due to the Reorganization or as a result of the transfer of certain assets). As a condition to the closing of the Reorganizations, each of the Corporation, on behalf of the Acquiring Fund and the Municipal Fund, and the Trust, on behalf of the AMT-Free Fund, will receive an opinion from Willkie Farr & Gallagher LLP to that effect. An opinion of counsel is not binding on the Internal Revenue Service (the “IRS”) or any court and thus does not preclude the IRS from asserting, or a court from rendering, a contrary position.

The portfolio managers of the Acquiring Fund have reviewed the portfolio holdings of each Target Fund and do not anticipate disposing of, or requesting the disposition of, any material portion of the holdings of either Target Fund in preparation for, or as a result of, either Reorganization. If any of the portfolio assets of either Target Fund are sold (or deemed sold by reason of marking to market of certain assets upon the termination of the Target Fund’s taxable year or as a result of a transfer of an interest in a passive foreign investment company) by the Target Fund in connection with the applicable Reorganization, the tax impact of such sales (or deemed sales) will depend on the difference between the price at which such portfolio assets are sold and the Target Fund’s basis in such assets. Any gains will be distributed to the Target Fund’s shareholders as either capital gain dividends (to the extent of long-term capital gains) or ordinary dividends (to the extent of short-term capital gains) during or with respect to the year of sale (or deemed sale), and such distributions will be taxable to shareholders.

At any time prior to the consummation of a Reorganization, a shareholder may redeem shares of the applicable Target Fund, likely resulting in recognition of gain or loss to such shareholder for U.S. federal and state income tax purposes. For more information about the U.S. federal income tax consequences of each Reorganization, see “Material U.S. Federal Income Tax Consequences of the Reorganizations.”

Purchase, Exchange, Redemption and Valuation of Shares

Procedures for the purchase, exchange, redemption and valuation of shares of each Target Fund and the Acquiring Fund are identical.

COMPARISON OF THE FUNDS

Principal Investment Risks

The principal risks of each Fund are set out in the table below.

Risk	Municipal Fund (Target Fund)	AMT-Free Fund (Target Fund)	National Fund (Acquiring Fund)
Credit Risk	Principal Risk	Principal Risk	Principal Risk
Derivatives Risk	Principal Risk	Principal Risk	Principal Risk
Interest Rate Risk	Principal Risk	Principal Risk	Principal Risk
Junk Bonds Risk	N/A	Principal Risk	Principal Risk
Leverage Rate Risk	Principal Risk	Principal Risk	Principal Risk
Liquidity Risk	Principal Risk	Principal Risk	Principal Risk
Market Risk and Selection Risk	Principal Risk	Principal Risk	Principal Risk

Municipal Securities Risk

•    General Obligation Bonds Risks

•    Moral Obligation Bonds Risks

•    Municipal Lease Obligations Risks

•    Municipal Notes Risks

•    Private Activity Bonds Risks

•    Revenue Bonds Risks

	Principal Risk	Principal Risk	Principal Risk
Prepayment and Extension Risk	Principal Risk	Principal Risk	Principal Risk
Tender Option Bonds and Related Securities Risk	Principal Risk	Principal Risk	Principal Risk

Combined Fund

There is no guarantee that shares of the Combined Fund will not lose value. This means that as shareholders of the Combined Fund, the Target Funds’ current shareholders could lose money. Shares of the Combined Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any fund, the value of the Combined Fund’s investments, and, therefore, the value of the Combined Fund’s shares, may fluctuate. In addition, there are specific factors that may affect the value of a particular security. Also, the Combined Fund may invest in securities that underperform the markets, the relevant indices or securities selected by other funds with similar investment objectives and investment strategies.

The following discussion describes the principal risks that may affect the Acquiring Fund and, therefore, the Combined Fund. You will find additional descriptions of specific risks in the Acquiring Fund Prospectus, which accompanies this Combined Prospectus/Proxy Statement and are incorporated herein by reference.

Credit Risk—Credit risk refers to the possibility that the issuer of a security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Derivatives Risk—A Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of a Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of a Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. A Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause a Fund’s derivatives positions to lose value. When a derivative is used as a hedge against a position that a Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that a Fund’s hedging transactions will be effective. The income from certain derivatives may be subject to federal income tax. Swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay a Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non-U.S. securities but rather allow a Fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Interest Rate Risk—Interest rate risk is the risk that prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. A Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by Fund management.

Junk Bonds Risk—Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for a Fund. The major risks of junk bond investments include:

•

Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.

•

Prices of junk bonds are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed-income securities.

•

Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

•

Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the purchasing Fund before it matures. If the issuer redeems junk bonds, the affected Fund may have to invest the proceeds in bonds with lower yields and may lose income.

•

Junk bonds may be less liquid than higher rated fixed-income securities, even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of a Fund’s securities than is the case with securities trading in a more liquid market.

•	A Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

The credit rating of a high-yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Leverage Risk—Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose a Fund to greater risk and increase its costs. To mitigate leverage risk, a Fund’s management team will segregate liquid assets on the books of a Fund or otherwise cover the transactions. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of a Fund’s portfolio will be magnified when the Fund uses leverage.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be difficult to sell the illiquid securities at an advantageous time or price. To the extent that a Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk.

Market Risk and Selection Risk—Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Municipal Securities Risk—Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:

General Obligation Bonds Risks—The full faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

Moral Obligation Bonds Risks—Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

Municipal Lease Obligations Risks—In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss.

Municipal Notes Risks—Municipal notes are shorter-term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the purchasing Fund may lose money.

Private Activity Bonds Risks—Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, the purchasing Fund may not receive any income or get its money back from the investment.

Revenue Bonds Risks—Payments of interest and principal on revenue bonds are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax or other revenue source. These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

Prepayment and Extension Risk—When interest rates fall, an issuer may redeem a security with call features by repaying it early, and the purchasing Fund may have to invest the proceeds in securities with lower yields. When interest rates rise, certain obligations will be paid off by the issuer more slowly than anticipated, causing the value of these securities to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

Tender Option Bonds and Related Securities Risk—Investments in tender option bonds, residual interest tender option bonds and inverse floaters expose the purchasing Fund to the same risks as investments in derivatives, as well as risks associated with leverage, described above, especially the risk of increased volatility. An investment in these securities typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on residual interest tender option bonds and inverse floaters will bear an inverse relationship to short-term municipal security interest rates. Distributions on the residual interests and inverse floaters paid to a Fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. Residual interest tender option bonds and inverse floaters generally will underperform the market for fixed rate municipal securities in a rising interest rate environment.

Fundamental Investment Restrictions

Municipal Fund and National Fund. The Municipal Fund and the National Fund have identical fundamental investment restrictions, as indicated in Appendix I. Generally, neither the Municipal Fund nor the National Fund may: (i) make any investment inconsistent with its classification as a diversified company; (ii) invest more than 25% of its assets in the securities of issuers in any particular industry; (iii) make investments for the purpose of exercising control or management; (iv) purchase or sell real estate; (v) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investments in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities; (vi) issue senior securities; (vii) borrow money, except that (a) the Fund may borrow from banks in amounts up to 33 1/3% of its total assets, (b) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (d) the Fund may purchase securities on margin; (viii) underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter; or (ix) purchase or sell commodities or contracts on commodities.

AMT-Free Fund. The fundamental investment restrictions of the AMT-Free Fund differ from those of the National Fund. Generally, the AMT-Free Fund may not: (i) purchase securities of any one issuer if more than 5% of the value of the Fund’s total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be owned by the Fund or the Trust; (ii) invest 25% or more of the Fund’s total assets in the securities of one or more issuers in the same industry, provided that there is no limitation with respect to instruments issued or guaranteed by the United States and tax exempt instruments issued by the United States, any state, or governmental entity, or repurchase agreements secured by these instruments; (iii) purchase securities for the purpose of exercising control; (iv) purchase or sell real estate; (v) make loans, except that the Fund may purchase and hold debt instruments, enter into repurchase agreements, and lend portfolio securities; (vi) borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund’s total assets; (vii) act as an underwriter of securities; (viii) purchase or sell commodities, except that the Fund may engage in currency transactions and may enter into futures contracts and related options; (ix) acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets; (x) purchase securities on margin, make short sales of securities or maintain a short position; (xi) write or sell put options, call options, straddles, spreads, or any combination thereof; or (xii) invest in oil, gas or mineral exploration or development programs.

Performance Information

The following bar charts and tables illustrate the past performance of an investment in each Fund for the periods shown. The information shows you how each Fund’s performance has varied year by year and provides some indication of the risks of investing in each Fund. Past performance is not predictive of future performance. For more information concerning the performance of each Fund, please refer to the each Fund’s Prospectuses, Annual Report and Semi-Annual Report. As shareholders of a Fund, you have already received a copy of the Prospectuses, Annual Report and Semi-Annual Report. You may request a copy of a Fund’s Prospectuses, Annual Report and Semi-Annual Report at no charge by calling (800) 441-7762 or writing the Fund. The returns would have been lower if BlackRock Advisors and its affiliates had not waived or reimbursed certain expenses during these periods.

Prior to the Municipal Fund and National Fund Investor C shares’ inception date of October 2, 2006, the returns for Municipal Fund and National Fund Investor C shares are based on the performance of the Municipal Fund and National Fund Institutional shares, respectively, adjusted to reflect the distribution and service (12b-1) fees applicable to Investor C shares. The returns for the National Fund Investor B1 and Service shares, which have not yet commenced operations, are based on the National Fund Institutional shares, adjusted to reflect the applicable distribution and service (12b-1) fees. The returns for the National Fund BlackRock shares, which have not yet commenced operations, are based on the National Fund Institutional shares, adjusted to reflect the class-specific fees applicable to BlackRock shares. The returns for the AMT-Free Fund BlackRock shares prior to December 22, 2003, the commencement of operations of BlackRock shares, are based upon performance of the AMT-Free Fund Investor A shares, adjusted to reflect the class-specific fees applicable to BlackRock shares at the time of such share class’s launch. Sales charges are not reflected in the bar charts. If they were, returns would be less than those shown. However, the tables include all applicable fees and sales charges.

Investor A Shares

ANNUAL TOTAL RETURNS

BlackRock Municipal Fund

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 8.03% (quarter ended September 30, 2009) and the lowest return for a quarter was -5.81% (quarter ended December 31, 2010).

As of 12/31/2010 Average Annual Total Returns	1 Year	5 Years	10 Years
Municipal Fund—Investor A shares
Return Before Taxes	-3.46%	1.88%	3.59%
Return After Taxes on Distributions	-3.46%	1.85%	3.57%
Return After Taxes on Distributions and Sale of Fund Shares	-0.69%	2.23%	3.73%
Municipal Fund—Investor B shares
Return Before Taxes	-3.68%	1.88%	3.50%
Municipal Fund—Investor C shares
Return Before Taxes	-1.02%	1.98%	3.27%
Municipal Fund—Investor C1 shares
Return Before Taxes	-0.70%	2.20%	3.46%
Municipal Fund—Institutional shares
Return Before Taxes	1.09%	3.01%	4.30%
S&P/Investortools Main Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	2.45%	3.83%	4.82%

Investor A Shares

ANNUAL TOTAL RETURNS

BlackRock AMT-Free Municipal Bond Portfolio

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 8.08% (quarter ended September 30, 2009) and the lowest return for a quarter was -5.26% (quarter ended December 31, 2010).

As of 12/31/2010 Average Annual Total Returns	1 Year	5 Years	10 Years
AMT-Free Municipal Bond Portfolio—Investor A
Return Before Taxes	-2.09%	2.36%	3.07%
Return After Taxes on Distributions	-2.09%	2.34%	3.06%
Return After Taxes on Distributions and Sale of Shares	0.19%	2.62%	3.23%
AMT-Free Municipal Bond Portfolio—Investor B
Return Before Taxes	-2.20%	2.69%	3.05%
AMT-Free Municipal Bond Portfolio—Investor C
Return Before Taxes	0.52%	2.48%	2.75%
AMT-Free Municipal Bond Portfolio—Institutional
Return Before Taxes	2.60%	3.54%	3.88%
AMT-Free Municipal Bond Portfolio—Service
Return Before Taxes	2.28%	3.24%	3.58%
AMT-Free Municipal Bond Portfolio—BlackRock
Return Before Taxes	2.59%	3.59%	3.99%
S&P/Investortools Main Municipal Bond Index
(Reflects no deduction for fees, expenses or taxes)	2.45%	3.83%	4.82%

Investor A Shares

ANNUAL TOTAL RETURNS

BlackRock National Municipal Fund

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 7.42% (quarter ended September 30, 2009) and the lowest return for a quarter was -4.66% (quarter ended December 31, 2008).

As of 12/31/2010 Average Annual Total Returns	1 Year	5 Years	10 Years
National Fund—Investor A shares
Return Before Taxes	-1.43%	2.40%	4.16%
Return After Taxes on Distributions	-1.43%	2.40%	4.15%
Return After Taxes on Distributions and Sale of Fund Shares	0.60%	2.70%	4.25%
National Fund—Investor B shares
Return Before Taxes	-1.53%	2.42%	4.07%
National Fund—Investor B1 shares
Return Before Taxes	-2.36%	2.15%	3.81%
National Fund—Investor C shares
Return Before Taxes	1.20%	2.49%	3.81%
National Fund—Investor C1 shares
Return Before Taxes	1.29%	2.70%	4.02%
National Fund—BlackRock shares
Return Before Taxes	3.22%	3.65%	4.99%
National Fund—Institutional shares
Return Before Taxes	3.09%	3.52%	4.85%
National Fund—Service shares
Return Before Taxes	2.84%	3.26%	4.59%
S&P/Investortools Main Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	2.45%	3.83%	4.82%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A shares only, and the after-tax returns for Investor B, Investor B1, Investor C, Investor C1, Institutional, BlackRock and Service shares will vary.

The accounting survivor of each Reorganization will be the Acquiring Fund. As a result, the Combined Fund will continue the performance history of the Acquiring Fund after the closing of each Reorganization.

The S&P/Investortools Main Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in this Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than 1 month.

Management of the Funds

BlackRock Advisors, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, manages each Fund’s investments and its business operations subject to the oversight of each Fund’s Board. While BlackRock Advisors is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. BlackRock Advisors is a wholly owned subsidiary of BlackRock, Inc. BlackRock Advisors and its affiliates had approximately $3.648 trillion in investment company and other portfolio assets under management as of March 31, 2011.

Walter O’Connor and Theodore R. Jaeckel are the portfolio managers and are jointly and primarily responsible for the day-to-day management of each Fund. Michael A. Kalinoski is also a portfolio manager of the Municipal Fund. Mr. O’Connor and Mr. Jaeckel are expected to serve as the portfolio managers of the Combined Fund following the completion of the Reorganizations.

Portfolio Managers of the Combined Fund	Primary Role	Since	Title and Recent Biography

Walter O’Connor, CFA	Responsible for the day-to-day management of each Fund’s portfolio including setting each Fund’s overall investment strategy and overseeing the management of each Fund.	2006	Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2005 to 2006; Director of MLIM from 1998 to 2005.

Theodore R. Jaeckel, CFA	Responsible for the day-to-day management of each Fund’s portfolio including setting each Fund’s overall investment strategy and overseeing the management of each Fund.	2006	Managing Director of BlackRock, Inc. since 2006; Managing Director of MLIM from 2005 to 2006; Director of MLIM from 1997 to 2005.

The Acquiring Fund SAI provides additional information about the compensation of the portfolio managers, other accounts managed by such managers and such managers’ ownership of securities in the Acquiring Fund and other funds managed by BlackRock Advisors.

Investment Advisory and Management Agreements

The Corporation, on behalf of each of the Municipal Fund and the National Fund, and the Trust, on behalf of the AMT-Free Fund, have entered into management agreements with BlackRock Advisors (the “Municipal Management Agreement,” the “National Management Agreement,” and the “AMT-Free Management Agreement,” respectively, together, the “Management Agreements” and each, a “Management Agreement”), pursuant to which BlackRock Advisors receives for its services to each Fund a management fee at the following annual rates that decrease as the total assets of the relevant Fund increase above the following levels:

Municipal Fund (Target Fund)*		AMT-Free Fund (Target Fund)		National Fund (Acquiring Fund)*		National Pro Forma Combined Fund*
First $250 million	0.400%	First $1 billion	0.500%	First $250 million	0.500%	First $250 million	0.500%

$250 million-$1.5 billion	0.375%	$1 billion-$2 billion	0.450%	Greater than $250 million	0.475%	Greater than $250 million	0.475%

Greater than $1.5 billion	0.350%	$2 billion - $3 billion	0.425%

		Greater than $3 billion	0.400%

*	The portion of the assets of the Municipal Fund and the National Fund to which the rate of each breakpoint level applies will be determined on a “uniform percentage” basis. The uniform percentage applicable to a breakpoint level is determined by dividing the amount of aggregate average daily net assets of three funds combined (the National Fund, the Municipal Fund, and the BlackRock Short-Term Municipal Fund (of the BlackRock Municipal Bond Fund, Inc.)) that falls within that breakpoint level by the aggregate average daily net assets of the three combined funds. The amount for the fee for a Fund at each breakpoint level is determined by multiplying the average daily net assets of that Fund by the uniform percentage applicable to that breakpoint level and multiplying the product by the advisory fee rate.

BlackRock Advisors has currently agreed to cap net expenses (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by a Fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, a Fund’s investments; and (iv) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of a Fund’s business, if any), of each share class of each Fund at the levels shown below. (Items (i), (ii), (iii) and (iv) in the preceding sentence are collectively referred to in this Combined Prospectus/Proxy Statement as “Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses.”) To achieve these caps, BlackRock Advisors has agreed to waive and/or reimburse fees or expenses if these operating expenses exceed a certain limit.

With respect to each of the Funds, BlackRock Advisors has currently agreed to contractually and voluntarily waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses to the amounts noted below.

Waivers and Reimbursements on Total Annual Fund Operating Expenses* (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)	Total Annual Fund
Operating
Expenses* after giving effect
to all applicable contractual
and/or voluntary fee
waivers and/or expense
reimbursements
(excluding Dividend Expense,
Interest Expense, Acquired
Fund Fees and Expenses and
certain other Fund
			expenses)**
Fund	Contractual Waivers and Reimbursements[1]	Voluntary Waivers and Reimbursements
National Fund (Acquiring Fund)
Investor A	—	—	0.84%
Investor B	—	1.34%	1.34%
Investor C	—	—	1.58%
Investor C1	—	—	1.39%
Institutional	—	—	0.59%

Municipal Fund (Target Fund)
Investor A	—	—	0.72%
Investor B	—	—	1.24%
Investor C	—	—	1.47%
Investor C1	—	—	1.28%
Institutional	—	—	0.46%

AMT-Free Fund (Target Fund)
Investor A	1.07%	—	0.79%
Investor B	1.82%	—	1.61%
Investor C	1.82%	—	1.55%
Institutional	0.60%	0.57%	0.57%
Service	0.90%	0.87%	0.79%
BlackRock	0.49%	—	0.49%

Combined Fund***
Investor A	0.72%	—	0.72%
Investor B	1.23%	—	1.23%
Investor B1	--	—	1.56%
Investor C	1.47%	—	1.47%
Investor C1	1.28%	—	1.28%
Institutional	—	—	0.55%
Service	—	—	0.74%
BlackRock	0.46%	—	0.46%

*	As a percentage of average daily net assets.
**	Includes expenses net of contractual fee waivers, any class-level voluntary waivers, and waivers that may be imposed upon shares as a result of an equal reduction of fund-level fees for all classes.
***	Assumes the Reorganizations have taken place on June 30, 2010.
[1]

The contractual caps for the AMT-Free Fund are in effect until November 1, 2011. If the Reorganizations are completed, BlackRock Advisors has agreed to put contractual waivers and reimbursements in place for the Combined Fund until November 1, 2013 following the closing of the Reorganizations.

The AMT-Free Fund may have to repay some of these contractual waivers and reimbursements to BlackRock Advisors in the following two years. The contractual fee waiver and/or expense reimbursement agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members or by a vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. Voluntary waivers or reimbursements may be reduced or discontinued at any time without notice to shareholders.

If only the Reorganization relating to the Municipal Fund is approved, BlackRock Advisors has contractually agreed to waive or reimburse fees or expenses in order to limit the Combined Fund’s Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and expenses and certain other Fund expenses) to 0.72% (for Investor A Shares), 1.23% (for Investor B Shares), 1.47% (for Investor C Shares), 1.28% (for Investor C1 Shares), and 0.46% (for BlackRock Shares) of average daily net assets until November 1, 2013. This agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members or by a vote of a majority of the outstanding voting securities of the Combined Fund.

If only the Reorganization relating to the AMT-Free Fund is approved, BlackRock Advisors has contractually agreed to waive or reimburse fees or expenses in order to limit the Combined Fund’s Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.79% (for Investor A Shares), 0.57% (for Institutional Shares) and 0.49% (for BlackRock Shares) of average daily net assets until November 1, 2013. This agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members or by a vote of a majority of the outstanding voting securities of the Combined Fund. In addition, the National Fund’s voluntary fee waiver for Investor B shares will remain in place with the Combined Fund.

The National Management Agreement will remain in place following the Reorganizations and the management fee rate of the Combined Fund under the National Management Agreement will be identical to the current management fee rate applicable to the Acquiring Fund.

Each Fund’s annual report for the fiscal year ended June 30, 2010 contains a discussion of the relevant Board’s approval of that Fund’s Management Agreement with BlackRock Advisors.

BlackRock Advisors will manage the Combined Fund as investment manager, pursuant to the National Management Agreement, the principal terms of which are described below.

Terms of the Management Agreements. Each Management Agreement generally provides that, subject to the oversight of the relevant Board or the Board of Directors of the Acquiring Fund, as applicable, BlackRock Advisors will (i) act as investment adviser for and supervise and manage the investment and reinvestment of the relevant Fund’s assets, (ii) supervise continuously the investment of the relevant Fund, (iii) arrange for the purchase and sale of securities and other assets held in the investment portfolio of the relevant Fund, and (iv) provide investment research to the relevant Fund. BlackRock Advisors will provide the services in accordance with the relevant Fund’s respective investment objectives, policies and restrictions as stated in its registration statements and the resolutions of the applicable Board.

Under each Management Agreement, BlackRock Advisors will comply with (i) the provisions of the 1940 Act and the Investment Advisers Act of 1940 and all applicable rules and regulations of the SEC, (ii) any other applicable provision of law, and (iii) the provisions of the relevant Fund’s organizational documents as such are amended from time to time. BlackRock Advisors will place orders either directly with the issuer or with any broker or dealer and will attempt to obtain the best price and the most favorable execution of its orders. In placing orders, BlackRock Advisors will consider the experience and skill of the firm’s securities traders as well as the firm’s financial responsibility and administrative efficiency.

Each Management Agreement provides that BlackRock Advisors may, to the extent permitted by applicable law, appoint one or more sub-advisers, including affiliates of BlackRock Advisors, to perform investment advisory services with respect to the relevant Fund.

Under the both the National Management Agreement and the Municipal Management Agreement, the Corporation may indemnify BlackRock Advisors (and its directors, officers, partners, members and trustees) against any liabilities and expenses reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding while acting in any capacity under either the National Management Agreement or the Municipal Management Agreement. The Corporation will not indemnify any such indemnitee if the defense or disposition of the relevant action, suit or other proceeding is a result of willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Although the AMT-Free Management Agreement does not have a similar provision, under the AMT-Free Fund’s administration agreement, BlackRock Advisors is entitled to certain indemnification by the Trust, as discussed below.

Under each Management Agreement, BlackRock Advisors is not liable for any error of judgment or mistake of law or for any loss suffered by the relevant Fund in connection with the performance of the Management Agreement. Under each Management Agreement, BlackRock Advisors is liable for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its duties and obligations thereunder. Each Management Agreement is terminable as to the relevant Fund by vote of the applicable Board or by the holders of a majority of the outstanding voting securities of the relevant Fund, at any time without penalty, on 60 days’ written notice to BlackRock Advisors. BlackRock Advisors may also terminate its advisory relationship with respect to a Fund on 60 days’ written notice to such Fund. Finally, under the AMT-Free Management Agreement, BlackRock Advisors is as liable for the acts and omissions of any sub-adviser as it is for its own acts and omissions.

BlackRock Advisors has a sub-advisory agreement with BlackRock Investment Management, LLC, an affiliate of BlackRock Advisors, with respect to each of the Municipal Fund and the National Fund under which BlackRock Advisors pays a fee for services it receives equal to a percentage of the advisory fee BlackRock Advisors receives from each such Fund. BlackRock Investment Management, LLC is responsible for the day-to-day management of each of the Municipal Fund’s and the National Fund’s portfolio.

BlackRock Advisors has a sub-advisory agreement with BlackRock Financial Management, Inc., an affiliate of BlackRock Advisors, with respect to the AMT-Free Fund under which BlackRock Advisors pays a fee for services it receives equal to a percentage of the advisory fee BlackRock Advisors receives from the AMT-Free Fund. BlackRock Financial Management, Inc. is responsible for the day-to-day management of the AMT-Free Fund’s portfolio.

Administration Agreement (AMT-Free Fund only)

BlackRock Advisors and BNY Mellon Investment Servicing (US) Inc. (“BNYM”) (formerly, PNC Global Investment Servicing (U.S.) Inc.) serve as the Trust’s co-administrators pursuant to an administration agreement (the “Administration Agreement”). Under the Administration Agreement, the Trust pays to BlackRock Advisors and BNYM, on behalf of the AMT-Free Fund, a fee, computed daily and payable monthly, at an aggregate annual rate of (i) 0.075% of the first $500 million of the AMT-Free Fund’s average daily net assets, 0.065% of the next $500 million of average daily net assets and 0.055% of the average daily net assets in excess of $1 billion for general administration services and (ii) 0.025% of the first $500 million of average daily net assets of each respective class of shares of the AMT-Free Fund, 0.015% of the next $500 million of such average daily net assets and 0.005% of the average daily nets assets of each respective class of shares of the AMT-Free Fund in excess of $1 billion for additional administration services provided with respect to such class of shares. In addition, the Trust will indemnify each of BlackRock Advisors and BNYM and their affiliates against any loss arising in connection with their provision of services under the Administration Agreement, except that neither BlackRock Advisors nor BNYM nor their affiliates shall be indemnified against any loss arising out of willful misfeasance, bad faith, gross negligence or reckless disregard of their respective duties under the Administration Agreement.

The Municipal Fund and the National Fund do not have an administrator, although BlackRock Advisors provides certain administrative services to each Fund pursuant to its Management Agreement.

Other Service Providers

	Municipal Fund (Target Fund)	AMT-Free Fund (Target Fund)	National Fund (Acquiring Fund)
Distributor	BlackRock Investments, LLC 40 East 52nd Street New York, NY 10022	BlackRock Investments, LLC 40 East 52nd Street New York, NY 10022	BlackRock Investments, LLC 40 East 52nd Street New York, NY 10022

Custodian	Bank of New York Mellon 100 Church Street New York, NY 10007	PFPC Trust Company 8800 Tinicum Boulevard Philadelphia, PA 19153	Bank of New York Mellon 100 Church Street New York, NY 10007

Transfer Agent	BNY Mellon Investment Servicing (US) Inc. 301 Bellevue Parkway Wilmington, DE 19809	BNY Mellon Investment Servicing (US) Inc. 301 Bellevue Parkway Wilmington, DE 19809	BNY Mellon Investment Servicing (US) Inc. 301 Bellevue Parkway Wilmington, DE 19809

Independent Registered Public Accounting Firm	Deloitte & Touche LLP 750 College Road East Princeton, NJ 08540	Deloitte & Touche LLP 1700 Market Street Philadelphia, PA 19103	Deloitte & Touche LLP 750 College Road East Princeton, NJ 08540

Accounting Services Provider	State Street Bank and Trust Company 600 College Road East Princeton, NJ 08540	BNY Mellon Investment Servicing (US) Inc. 301 Bellevue Parkway Wilmington, DE 19809	State Street Bank and Trust Company 600 College Road East Princeton, NJ 08540

Legal Counsel	Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019	Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019	Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019

Combined Fund. Following the closing of each Reorganization, the Acquiring Fund’s current service providers will serve the Combined Fund.

Distributor; Distribution and Service Fees

BlackRock Investments, LLC (“BRIL”), 40 East 52nd Street, New York, New York 10022, an affiliate of BlackRock Advisors, acts as each Fund’s distributor and will act as distributor for the Combined Fund following the closing of each Reorganization.

The share classes of each Fund are subject to annual service and/or distribution fees at the following rates, expressed as a percentage of each Fund’s average daily net assets attributable to the share class:

Share Class	Annual Service Fee Rate	Annual Distribution Fee Rate
Investor A	0.25%	None
Investor B (Municipal and National Funds)	0.25%	0.50%
Investor B (AMT-Free Fund)	0.25%	0.75%
Investor B1 (Combined Fund only)	0.25%	0.75%
Investor C	0.25%	0.75%
Investor C1 (Municipal and National Funds only)	0.25%	0.55%
Institutional	None	None
BlackRock (AMT-Free Fund only)	None	None
Service (AMT-Free Fund only)	0.25%	None

Combined Fund. Following the closing of each Reorganization, the Acquiring Fund’s distribution and service fees will be applied to investors.

Dividends and Distributions

The Acquiring Fund will distribute net investment income monthly. The Acquiring Fund’s Board may change the timing of such dividend payments. Net realized capital gains (including net short-term capital gains), if any, will be distributed by the Combined Fund at least annually at a date determined by the Combined Fund’s Board. Following the Reorganization, the Acquiring Fund’s dividend policy will be continued by the Combined Fund.

Purchase, Exchange, Redemption and Valuation of Shares

Shareholders should refer to the Acquiring Fund Prospectus (a copy of which accompanies this Combined Prospectus/Proxy Statement) for the specific procedures applicable to purchases, exchanges and redemptions of shares. The following discussion describes the policies and procedures related to the purchase, exchange, redemption and valuation of shares of the Acquiring Fund, which policies and procedures will be the same for the Combined Fund following the closing of the Reorganizations except as noted below.

Purchasing shares. The Acquiring Fund offers its shares to the public on a continuous basis. Investor A, Investor C and Institutional shares may be purchased through orders placed with the Acquiring Fund’s distributor, BRIL, or the shareholders’ intermediaries. Service and BlackRock shares of the Acquiring Fund are currently not available for purchase, but will be available for purchase upon the closing of the Reorganization. Investor B shares are offered on a very limited basis. Investor B shares are currently available for purchase only through exchanges and dividend reinvestments by current holders of Investor B shares and for purchase by certain employee benefit plans. Only certain investors are eligible to buy Institutional shares. Shares of the Acquiring Fund may be purchased at Net Asset Value (“NAV”), plus any applicable sales charge, through written or telephone instructions. NAV is computed as of the close of trading on the New York Stock Exchange (“NYSE”) on any day the NYSE is open for trading. Orders must be placed before the close of regular trading on the NYSE, which is normally 4:00 p.m., Eastern Time. Orders made after the close of trading will be priced based on the next calculation of NAV per share.

The Investor B1 and Investor C1 shares acquired in a Reorganization will count for purposes of qualifying for the reduced sales charges or breakpoints available under the Right of Accumulation, as set forth in each Fund’s prospectus. Investor B1 and Investor C1 shares are closed to new purchases (except for shares purchased pursuant to a dividend reinvestment plan that are attributable to shares received in connection with the Reorganization).

Service and BlackRock shares acquired in the Reorganization will not count for purposes of qualifying for the reduced sales charges or breakpoints available under the Right of Accumulation, as set forth in each Fund’s prospectus.

Shareholders who receive Investor B1 or Investor C1 shares of the Combined Fund in a Reorganization may not purchase additional shares of the same class of the Combined Fund, other than through dividend or capital gain reinvestment.

Shareholders who receive Service or BlackRock shares of the Combined Fund in a Reorganization may purchase additional shares of the same class of the Combined Fund in the same account; however, such shareholders may not purchase Service or BlackRock shares of the Combined Fund in a new account or purchase Service and BlackRock shares of any other BlackRock fund unless they otherwise qualify to purchase such shares.

Exchanging shares. Acquiring Fund shareholders have the right to exchange their shares for shares of the same class of another fund in the BlackRock Advisors mutual fund complex, provided that the share class and fund is available and open to new investors, except as noted below. There is a minimum required amount for exchanges of Acquiring Fund Investor A, Investor B, and Investor C shares of $1,000, and no minimum required amount for exchanges of Acquiring Fund Institutional shares. Shares are exchanged at NAV.

Shareholders that receive Investor B1 or Investor C1 shares in a Reorganization will have an exchange privilege into Investor B or Investor C shares, respectively, of the Combined Fund or another fund in the BlackRock Advisors mutual fund complex, provided that the share class and fund is available and open to new investors. There is a minimum required amount for exchanges of Acquiring Fund Investor B1 and Investor C1 shares of $1,000. Shares are exchanged at NAV.

Redeeming shares. The Acquiring Fund does not charge a redemption fee. Institutional, Service and BlackRock shares are redeemed at NAV, while Investor A, Investor B, Investor B1, Investor C, and Investor C1 shares are redeemed at NAV, adjusted for any applicable CDSC. Investor A shares do not have a CDSC, except there is a CDSC of 1.00% for redemption of an investment of $1 million or more if the redemption is made within 18 months after the investment. Investor B and Investor B1 shares have CDSCs of 4.00% and 4.50%, respectively, for redemption of an investment within one year, and the CDSCs for Investor B and Investor B1 shares decrease for redemptions made in subsequent years, with no CDSCs after six years. Investor C and Investor C1 shares have a CDSC of 1.00% for redemption of an investment within 12 months after the investment. Investor A, Investor B, Investor B1, Investor C, Investor C1, Institutional, BlackRock and Service shares may be redeemed through orders placed with the Acquiring Fund’s distributor, BRIL, or the shareholders’ intermediaries. NAV of the Acquiring Fund is computed as of the close of trading on the NYSE on any day the NYSE is open for trading, through written or telephone instructions. The order must be placed before the close of regular trading on the NYSE, which is normally 4:00 p.m., Eastern Time. Orders made after the close of trading will be priced based on the next calculation of NAV per share.

Comparison of Valuation Policies. The valuation policies of the Funds are identical. Each Fund uses current market quotations to value its portfolio securities, if such quotations are readily available and reflect the fair value of the security. In the absence of current market quotations, or if current market quotations are available but, in the judgment of a Fund’s adviser, do not reflect the fair value of a security, the Fund uses fair valuation policies to determine the value of a security. The Board of each Fund has designated a separate pricing/valuation committee with the responsibility for day-to-day determinations of fair value. Each Fund’s policies also provide for the use of independent pricing services to assist in the determination of fair value.

Combined Fund. The Combined Fund’s valuation policies will be those of the Acquiring Fund, which are identical to those of each Target Fund.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary, the Fund, BRIL, or their affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend a Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

Disclosure of Portfolio Holdings

For a discussion of the Acquiring Fund’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see the Acquiring Fund SAI. The Acquiring Fund makes its top ten holdings available on a monthly basis at www.blackrock.com generally within 5 business days after the end of the month to which the information applies.

Market Timing Trading Policies and Procedures

The Funds have identical market timing policies. See the Acquiring Fund Prospectus—“Account Information—Short-Term Trading Policy.”

FINANCIAL HIGHLIGHTS

The financial highlights tables for the existing share classes of the Acquiring Fund that are contained in the Acquiring Fund Prospectus (copies of which accompany this Combined Prospectus/Proxy Statement) have been derived from the financial statements audited by Deloitte & Touche LLP. Investor B1, Service and BlackRock shares had not yet commenced operations as of the date of the Acquiring Fund Prospectus; therefore, financial performance information for Investor B1, Service and BlackRock shares is not contained therein. Financial highlights tables from the share classes of each Target Fund may be found in the Target Funds’ Prospectuses, Annual Reports and Semi-Annual Reports, which are available without charge by calling (800) 441-7762.

INFORMATION ABOUT THE REORGANIZATIONS

The following summary of each Reorganization Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Reorganization Agreement, a copy of which is attached as Appendix II and is incorporated herein by reference.

General

Under each Reorganization Agreement, the relevant Target Fund will transfer its assets to the Acquiring Fund in exchange for certain stated liabilities of the Target Fund and shares of the Acquiring Fund. The form of each Reorganization Agreement is attached as Appendix II— “Form of Agreement and Plan of Reorganization.” The shares of the Acquiring Fund issued to each Target Fund will have an aggregate NAV equal to the aggregate NAV of the Target Fund’s shares outstanding as of the close of trading on the NYSE on the business day immediately prior to the Closing Date (as defined in Appendix II) of the relevant Reorganization (the “Valuation Time”). Upon receipt by a Target Fund of the shares of the Acquiring Fund, the Target Fund will distribute the shares to its shareholders, and as soon as practicable after the Closing Date, the Target Fund will be terminated as a series of the Corporation under Maryland state law or as a series of the Trust under Massachusetts state law, as applicable.

The distribution of Acquiring Fund shares to each Target Fund’s shareholders will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of each Target Fund’s shareholders and transferring to those shareholder accounts the shares of the Acquiring Fund. Such newly-opened accounts on the books of the Acquiring Fund will represent the respective pro rata number of shares that each Target Fund is to receive under the terms of the Reorganization Agreement. See “Terms of the Reorganization Agreement” below.

As a result of a Reorganization, each Target Fund shareholder will own the same class of shares of the Combined Fund as such shareholder currently owns of the Target Fund (with the exception of shareholders of Municipal Fund Institutional shares, who will receive shares of the newly created BlackRock share class of the Combined Fund, and shareholders of AMT-Free Fund Investor Class B shares, who will receive shares of the newly created Investor B1 share class of the Combined Fund), as indicated in the table below. A Target Fund shareholder will receive shares of the Combined Fund with an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund that the shareholder owned immediately prior to the Reorganization.

Municipal Fund (Target Fund)	AMT-Free Fund (Target Fund)	Combined Fund
Investor A Investor B N/A Investor C Investor C1 N/A Institutional** N/A N/A	Investor A N/A Investor B* Investor C N/A Institutional N/A BlackRock Service	Investor A Investor B Investor B1 Investor C Investor C1 Institutional BlackRock BlackRock Service

*	AMT-Free Fund Investor B shares merge into the newly created Investor B1 share class of the Combined Fund.
**	Municipal Fund Institutional shares merge into the newly created BlackRock share class of the Combined Fund.

No sales charge or fee of any kind will be assessed to shareholders of either Target Fund in connection with their receipt of shares of the Combined Fund in the Reorganization.

Terms of the Reorganization Agreements

Pursuant to each Reorganization Agreement, the Acquiring Fund will acquire the assets of the relevant Target Fund on the Closing Date in consideration for the assumption of certain stated liabilities of the Target Fund and shares of the Acquiring Fund.

On the Closing Date, the relevant Target Fund will transfer to the Acquiring Fund its assets in exchange solely for the shares of the Acquiring Fund that are equal in value to the value of the net assets of the Target Fund transferred to the Acquiring Fund as of the Closing Date, as determined in accordance with the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the Acquiring Fund and Target Fund, and the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with each Reorganization, the relevant Target Fund will distribute on or before the Closing Date all of its undistributed net investment income and net capital gains as of such date.

Each Target Fund expects to distribute the shares of the Acquiring Fund that it receives in the Reorganization to the shareholders of the Target Fund promptly after the Closing Date. Upon distribution of such shares, all outstanding shares of the Target Fund will be redeemed in accordance with applicable state law and the charter of the Target Fund. Thereafter, the relevant Target Fund will be terminated as a series of the Corporation under Maryland state law or as a series of the Trust under Massachusetts state law, as applicable.

Each Target Fund has made certain standard representations and warranties to the Acquiring Fund and the Acquiring Fund has made certain standard representations and warranties to each Target Fund regarding capitalization, status and conduct of business.

Unless waived in accordance with the applicable Reorganization Agreement, the obligations of the Acquiring Fund to each Target Fund and of each Target Fund to the Acquiring Fund, respectively, are conditioned upon, among other things:

•	the approval of the Reorganization by the relevant Target Fund’s shareholders;

•	the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the relevant Reorganization Agreement;

•	the receipt of all necessary approvals, consents, registrations and exemptions under federal, state and local laws;

•

the truth in all material respects as of the Closing Date of the representations and warranties of the Funds and performance and compliance in all material respects with the Funds’ agreements, obligations and covenants required by the relevant Reorganization Agreement;

•

the effectiveness under applicable law of the registration statement of which this Combined Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933 pertaining thereto;

•	the declaration of a dividend by the relevant Target Fund to distribute all of its undistributed net investment income and net capital gains; and

•	the receipt of opinions of counsel relating to, among other things, the tax-free nature of the relevant Reorganization for U.S. federal income tax purposes.

Each Reorganization Agreement may be terminated or amended by the mutual consent of the Acquiring Fund and the relevant Target Fund, either before or after approval thereof by the shareholders of the relevant Target Fund.

The Board, including all of the Independent Board Members, recommends that you vote to approve the relevant Reorganization relating to your Target Fund, as it believes the Reorganization is in the best interests of the applicable Target Fund (as described more fully in “Reasons for the Reorganizations” below) and that the interests of existing shareholders of the Target Fund will not be diluted as a result of consummation of the proposed Reorganization.

Reasons for the Reorganizations

Each Board evaluated the relevant Reorganization independently of the other Reorganization. The factors considered by each Board with regard to the relevant Reorganization include, but are not limited to, the following:

•

that the investment objectives of the applicable Target Fund and Acquiring Fund are identical or substantially similar, and the fact that certain strategies of the relevant Target Fund and the Acquiring Fund are similar and compatible, while others are different. Each Board considered the principal differences in investment strategies between the relevant Target Fund and the Acquiring Fund. See “Summary—Investment Objectives and Principal Investment Strategies.”

•

that, assuming the Reorganizations had occurred on June 30, 2010, the Combined Fund would have (i) total annual fund operating expenses for each of its share classes that are expected to be greater than those of the corresponding share classes of the Municipal Fund and lower than those of the corresponding share classes of the AMT-Free Fund prior to the Reorganizations, as of June 30, 2010, (ii) net annual fund operating expenses for each of its share classes that are expected to be lower than those of the corresponding share classes of the Target Funds prior to the Reorganizations, as of June 30, 2010, after taking into account applicable contractual fee waivers and/or expense reimbursements that BlackRock Advisors has agreed to implement with respect to certain share classes for a certain period of time following the closing of the Reorganizations, except in the case of Combined Fund Institutional shares, which are expected to be greater than those of the AMT-Free Fund Institutional shares, as of June 30, 2010, and (iii) net annual fund operating expenses for each of its share classes that are expected to be the same as or lower than those of the corresponding share classes of each Target Fund prior to the Reorganizations as of such date, after excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses and after giving effect to both all applicable contractual fee waivers and/or expense reimbursements that BlackRock Advisors has agreed to implement for a certain period of time following the closing of the Reorganizations and certain voluntary fee waivers and/or expense reimbursements. Voluntary waivers and/or expense reimbursements that BlackRock Advisors has agreed to continue may be reduced or discontinued at any time without notice. If the Reorganizations are completed, BlackRock Advisors has agreed to implement contractual fee waivers and/or expense reimbursements with respect to Investor A, Investor B, Investor C, Investor C1 and BlackRock shares until November 1, 2013. The contractual and voluntary fee waivers and/or expense reimbursements referenced above do not apply to the following expenses: Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses.

•

that, if the Reorganization relating to each Target Fund is completed, the contractual management fee rate of the Combined Fund is expected to be (i) higher than the contractual management fee rate of the Municipal Fund at every asset level, and (ii) either higher than, the same as, or lower than the contractual management fee rate of the AMT-Free Fund, depending on asset level.

•

that, if the Reorganization relating to each Target Fund is approved, the effective management fee rate for the Combined Fund is expected to be higher than the effective management fee rates for the Municipal Fund and the AMT-Free Fund, respectively, based on the Funds’ average net assets for the 12 months ended June 30, 2010; however, net annual fund operating expenses after giving effect to all applicable expense limitation agreements are expected to be the same as or lower than those of the corresponding share classes of each of the Municipal Fund and AMT-Free Fund prior to the Reorganizations.

•

that, if the Reorganization relating to each Target Fund is completed, BlackRock Advisors has contractually agreed to waive fees and/or reimburse expenses until November 1, 2013 in order to limit the Combined Fund’s Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.72% (for Investor A shares), 1.23% (for Investor B shares), 1.47% (for Investor C shares), 1.28% (for Investor C1 shares) and 0.46% (for BlackRock shares) of average daily net assets.

•

the expectation that the Combined Fund will achieve certain operating efficiencies from its larger net asset size and the potential for further reduced expense ratios by sharing certain fixed costs over a larger asset base.

•

that the same portfolio management team, with the exception of one individual (as described above under “Comparison of the Funds—Management of the Funds”) that currently manages each Fund is expected to manage the Combined Fund following the closing of the Reorganizations.

•	the relative performance histories of each Fund. See “Comparison of the Funds—Performance Information.”

•

that neither Target Fund will pay any sales charges in connection with the Reorganizations. Shareholders of each Target Fund will receive shares of the Acquiring Fund. Also, that there are certain differences in the annual distribution fees and contingent deferred sales charges (“CDSCs”) of the Funds. Investor B shares of the AMT-Free Fund have an annual distribution fee of 0.75% and a CDSC of 4.50% imposed on investments if redeemed in less than one year (which decreases each year until it reaches 0% after six years), while Investor B shares of the National Fund and the Municipal Fund have annual distribution fees of 0.50% and CDSCs of 4.00% imposed on investments if redeemed in less than two years (which decrease each year until they reach 0% after six years).

•

that there is expected to be no gain or loss recognized by shareholders for federal income tax purposes as a result of the Reorganizations, as each Reorganization is expected to be a tax-free transaction. In addition, prior to a Reorganization, each Target Fund will distribute to its shareholders all investment company taxable income, net tax-exempt income and net realized capital gains not previously distributed to shareholders, and such distribution of investment company taxable income and net realized capital gains will be taxable to shareholders.

•

that the aggregate net asset value of the shares that shareholders of the relevant Target Fund will receive in the Reorganization is expected to equal the aggregate net asset value of the shares that shareholders of the relevant Target Fund own immediately prior to the Reorganization, and that shareholders of the relevant Target Fund will not be diluted as a result of the Reorganization.

•

that the National Fund and AMT-Free Fund are expected to bear approximately $80,960 and $100,998 of the merger costs, respectively, regardless of whether the AMT-Free Fund Reorganization is approved by the shareholders of that Target Fund, of which $100,998 is expected to be absorbed by BlackRock Advisors or its affiliates through Fund waivers. In addition, BlackRock Advisors or its affiliates is expected to bear approximately $136,297 of merger costs that have been allocated to the Municipal Fund, regardless of whether the Municipal Fund Reorganizations are approved by the shareholders of that Target Fund.

For these and other reasons, each Board, including all of the Independent Board Members, concluded that, based upon the factors and determinations summarized above, completion of the applicable Reorganization is advisable and in the best interests of the Target Fund and that the interests of the shareholders of the Target Fund will not be diluted with respect to net asset value as a result of the Reorganization. The Board of the Acquiring Fund concluded that completion of each Reorganization is advisable and in the best interests of the Acquiring Fund and that the interests of the shareholders of the Acquiring Fund will not be diluted with respect to net asset value as a result of the Reorganization. The determinations were made on the basis of each Board member’s business judgment after consideration of all of the factors taken as a whole, though individual Board members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

If a Reorganization is not approved by shareholders of the relevant Target Fund, its Board may consider other alternatives.

Material U.S. Federal Income Tax Consequences of the Reorganization

The following is a general summary of the material anticipated U.S. federal income tax consequences of each Reorganization. The discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of the Target Funds as capital assets for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Shareholders should consult their own tax advisers as to the U.S. federal income tax consequences of a Reorganization, as well as the effects of state, local and non-U.S. tax laws.

It is a condition to the closing of each Reorganization that each Fund receive an opinion from Willkie Farr & Gallagher LLP, special tax counsel to each Fund, dated as of the Closing Date, that the Reorganization will be a “reorganization” within the meaning of Section 368(a) of the Code and that the Target Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code. As a “reorganization” within the meaning of Section 368(a) of the Code, the U.S. federal income tax consequences of each Reorganization can be summarized as follows:

•

No gain or loss will be recognized by the Target Fund or by the Acquiring Fund upon the transfer of substantially all of the assets of the Target Fund to the Acquiring Fund solely in exchange for the shares of the Acquiring Fund and the assumption by the Acquiring Fund of certain liabilities of the Target Fund except for (A) any gain or loss that may be recognized on “Section 1256 contracts” as defined in Section 1256(b) of the Code as a result of the closing of the tax year of the Target Fund, (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized as a result of the closing of the tax year of the Target Fund.

•

No gain or loss will be recognized by a shareholder of the Target Fund who exchanges all of his, her or its shares of the Target Fund solely for the shares of the Acquiring Fund pursuant to the Reorganization.

•

The tax basis of the shares of the Acquiring Fund received by a shareholder of the Target Fund pursuant to the Reorganization (including any fractional share) will be the same as the tax basis of the shares of the Target Fund surrendered in exchange therefor.

•

The holding period of the shares of the Acquiring Fund received by a shareholder of the Target Fund pursuant to the Reorganization (including any fractional share) will include the holding period of the shares of the Target Fund surrendered in exchange therefor.

•

The Acquiring Fund’s tax basis in assets of the Target Fund received by the Acquiring Fund pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of the Target Fund immediately prior to the Reorganization increased by the amount of gain or decreased by the amount of loss, if any, recognized by the Target Fund upon the transfer, and the Acquiring Fund’s holding period for such assets will, in each instance, include the period during which the assets were held by the Target Fund except for any assets which may be marked to market for federal income tax purposes on the termination of the Target Fund’s taxable year or on which gain was recognized upon the transfer to the Acquiring Fund.

The opinion of Willkie Farr & Gallagher LLP relating to each Reorganization will be based on U.S. federal income tax law in effect on the Closing Date. In rendering each opinion, Willkie Farr & Gallagher LLP will also rely upon certain representations of the management of the Acquiring Fund and the relevant Target Fund and assume, among other things, that the applicable Reorganization will be consummated in accordance with the operative documents. Each opinion will not express an opinion as to the tax effects to the respective Target Fund or the Acquiring Fund from the marking to market of certain categories of assets as of the closing of the taxable year of each Target Fund at the time of the applicable Reorganization or as a result of the transfer of certain types of assets. An opinion of counsel is not binding on the IRS or any court.

The Acquiring Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to each Target Fund and its shareholders.

Prior to the Closing Date, each Target Fund will declare a distribution to its shareholders that, together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income and net realized capital gains, if any, through the Closing Date (after reduction for any capital loss carryforward).

The portfolio managers of the Acquiring Fund have reviewed the portfolio holdings of each Target Fund and do not anticipate disposing of, or requesting the disposition of, any material portion of the holdings of either Target Fund in preparation for, or as a result of, either Reorganization. A portion of the portfolio assets of the Target Fund may be required to be marked to market as a result of the termination of the Target Fund’s taxable year or as a result of the transfer of certain assets in the Reorganization. The tax impact of any such sales (or deemed sales) will depend on the difference between the price at which such portfolio assets are sold and the Target Fund’s basis in such assets. Any capital gains recognized in these sales (or deemed sales) on a net basis will be distributed to the Target Fund shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale (or deemed sale) and prior to or on the date of the Reorganization, and such distributions will be taxable to shareholders of the Target Fund.

The capital loss carryforwards of the Acquiring Fund and the Target Funds should not be limited by reason of the Reorganization. For five years beginning after the Closing Date of the Reorganization, the Combined Fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to the AMT-Free Fund (if any) with capital loss carryforwards attributable to the Acquiring Fund or to the Municipal Fund. AMT-Free Fund shareholders are expected to experience some dilution of their capital loss carryforwards per share as a result of the Reorganization, while Municipal Fund and Acquiring Fund shareholders are expected to see an increase in their capital loss carryforwards per share. As a result, it is possible that the AMT-Free Fund shareholders would receive taxable distributions of capital gains earlier than they would have in the absence of the Reorganization

Shareholders of each Target Fund may redeem their shares at any time prior to the closing of the Reorganization. Generally, these are taxable transactions. Shareholders must consult with their own tax advisers regarding potential transactions.

Expenses of the Reorganization

The National Fund and AMT-Free Fund are expected to bear approximately $80,960 and $100,998 of the merger costs, respectively, regardless of whether the AMT-Free Fund Reorganization is approved by the shareholders of that Target Fund, of which $100,998 is expected to be absorbed by BlackRock Advisors or its affiliates through Fund waivers. In addition, BlackRock Advisors or its affiliates is expected to bear approximately $136,297 of merger costs that have been allocated to the Municipal Fund, regardless of whether the Municipal Fund Reorganization is approved by the shareholders of that Target Fund. BlackRock Advisors follows a formula for determining how to allocate Reorganization costs. Each Fund is allocated all of the Reorganization costs attributable to such Fund. In addition, Reorganization costs common to more than one Fund will be allocated across the Funds based upon relative net assets or other appropriate methods. If BlackRock Advisors expects that a Fund will not recover that portion of the Reorganization costs allocated to it within one year as a result of expense savings directly related to the Reorganization, that portion of the costs will be borne by BlackRock Advisors or its affiliates. The Board of each Fund believes that this methodology is reasonable and equitable to the Funds and that the resulting costs to be borne by each Fund, if any, are reasonable.

The Reorganization expenses include, but are not limited to, costs and expenses (including legal fees) related to the preparation and distribution of materials to the Boards, attending the Board meetings and preparing the minutes of the Board meetings, obtaining an opinion of counsel as to certain tax matters, the preparation of the Reorganization Agreements and the N-14 Registration Statement, fees of the SEC and any state securities commission, transfer agency fees, auditing fees associated with each Fund’s financial statements, portfolio transfer taxes (if any), expenses relating to preparing, printing and mailing the Combined Prospectus/Proxy Statement and any other proxy materials to be used in connection with the meeting of shareholders to consider the Reorganizations, expenses incurred in connection with the solicitation of proxies to be voted at that meeting, and any other legal and auditing fees in connection with the foregoing.

Continuation of Shareholder Accounts and Plans; Share Certificates

Upon consummation of each Reorganization, the Acquiring Fund will establish a position for each Target Fund shareholder on the books of the Acquiring Fund containing the appropriate number of shares of the Acquiring Fund to be received in the Reorganization. If you currently hold certificates representing your shares of a Target Fund, it is not necessary to surrender such certificates. No certificates for shares of the Acquiring Fund will be issued in connection with the Reorganizations.

Legal Matters

Certain legal matters concerning the federal income tax consequences of each Reorganization will be passed on by Willkie Farr & Gallagher LLP, special tax counsel to the Acquiring Fund. Certain matters concerning the issuance of shares of the Acquiring Fund have been passed on by Miles & Stockbridge P.C., which serves as Maryland counsel to the Corporation.

OTHER INFORMATION

Capitalization

The following table sets forth as of December 31, 2010: (i) the unaudited capitalization of the Municipal Fund; (ii) the unaudited capitalization of the AMT-Free Fund; (iii) the unaudited capitalization of the Acquiring Fund; and (iv) the unaudited pro forma combined capitalization of the Combined Fund assuming (a) only the Reorganization of the Municipal Fund has been completed, (b) only the Reorganization of the AMT-Free Fund has been completed, and (c) the Reorganization of both Target Funds has been completed. The capitalizations are likely to be different when a Reorganization is scheduled to be completed as a result of daily share purchase and redemption activity.

Municipal Fund (Target Fund)

	Investor A	Investor B	Investor C	C1	Institutional	Total
Total Net Assets:	$185,492,545	$13,665,166	$47,115,887	$30,332,370	$462,576,457	$739,182,425
Shares Outstanding:	25,813,645	1,902,344	6,549,036	4,221,408	64,345,301	102,831,734
Net Assets Per Share:	$7.19	$7.18	$7.19	$7.19	$7.19	$7.19

AMT-Free Fund (Target Fund)

	Investor A	Investor B	Investor C	Institutional	BlackRock(1)	Service(1)	Total
Total Net Assets:	$53,063,487	$980,186	$25,281,208	$383,498,263	$8,674,457	$2,192,370	$473,689,971
Shares Outstanding:	5,142,499	95,015	2,450,509	37,176,590	840,700	212,691	45,918,004
Net Assets Per Share:	$10.32	$10.32	$10.32	$10.32	$10.32	$10.31	$10.32

National Fund (Acquiring Fund)

	Investor A	Investor B	Investor C	C1	Institutional	Total
Total Net Assets:	$834,436,151	$37,649,436	$296,459,217	$79,760,552	$1,181,871,831	$2,430,177,187
Shares Outstanding:	84,581,146	3,819,561	30,048,767	8,087,654	119,858,891	246,396,019
Net Assets Per Share:	$9.87	$9.86	$9.87	$9.86	$9.86	$9.86

Pro Forma Adjustments (assuming the Reorganization of the Municipal Fund into the National Fund)

	Investor A	Investor B	Investor C	Investor C1	Institutional	BlackRock(1)	Total
Total Net Assets	$(606,076)	$(43,872)	$(156,586)	$(97,226)	$(462,615,841)	$461,134,975	$(2,384,626)
Shares Outstanding	(7,069,506)	(520,282)	(1,788,136)	(1,155,218)	(64,345,301)	46,767,323	(28,111,120)

Municipal Fund (Target Fund) into National Fund (Acquiring Fund):

National Pro Forma Combined Fund

	Investor A	Investor B	Investor C	Investor C1	Institutional	BlackRock(1)	Total
Total Net Assets:	$1,019,322,620	$51,270,730	$343,418,518	$109,995,696	$1,181,832,447	$461,134,975	$3,166,974,986
Shares Outstanding:	103,325,285	5,201,623	34,809,667	11,153,844	119,858,891	46,767,323	321,116,633
Net Assets Per Share:	$9.87	$9.86	$9.87	$9.86	$9.86	$9.86	$9.86

Pro Forma Adjustments (assuming the Reorganization of the AMT-Free Fund (Target Fund) into the National Fund (Acquiring Fund))

	Investor A	Investor B	Investor B1(1)	Investor C	Investor C1	Institutional	BlackRock(1)	Service(1)	Total
Total Net Assets:	$(158,660)	$(981,441)	$977,768	$(72,235)	$(2,657)	$(985,477)	$(21,395)	$(5,413)	$(1,249,510)
Shares Outstanding:	223,102	(95,015)	99,199	105,730	—	1,621,011	36,875	8,993	1,999,895

AMT-Free Fund (Target Fund) into National Fund (Acquiring Fund):

National Pro Forma Combined Fund

	Investor A	Investor B	Investor B1(1)	Investor C	Investor C1	Institutional	BlackRock(1)	Service(1)	Total
Total Net Assets:	$887,340,978	$37,648,181	$977,768	$321,668,190	$79,757,895	$1,564,384,617	$8,653,062	$2,186,957	$2,902,617,648
Shares Outstanding:	89,946,747	3,819,561	99,199	32,605,006	8,087,654	158,656,492	877,575	221,684	294,313,918
Net Assets Per Share:	$9.87	$9.86	$9.86	$9.87	$9.86	$9.86	$9.86	$9.87	$9.86

Pro Forma Adjustments (assuming the Reorganization of each of the Municipal Fund (Target Fund) and AMT-Free Fund (Target Fund) into the National Fund (Acquiring Fund))

	Investor A	Investor B	Investor B1(1)	Investor C	Investor C1	Institutional	BlackRock(1)	Service(1)	Total
Total Net Assets:(2)	$(736,945)	$(1,024.058)	$977,768	$(218,948)	$(97,226)	$(463,561,934)	$461,113,580	$(5,413)	$(3,553,176)
Shares Outstanding:(3)	(6,846,404)	(615,297)	99,199	(1,682,406)	(1,155,218)	(62,724,290)	46,804,198	8,993	(26,111,225)

National

Pro Forma Combined Fund(4)

	Investor A	Investor B	Investor B1(1)	Investor C	Investor C1	Institutional	BlackRock(1)	Service(1)	Total
Total Net Assets:	$1,072,255,238	$51,270,730	$977,768	$368,637,364	$109,995,696	$1,564,384,617	$469,788,037	$2,186,957	$3,639,496,407
Shares Outstanding:	108,690,886	5,201,623	99,199	37,365,906	11,153,844	158,656,492	47,644,898	221,684	369,034,532
Net Assets Per Share:	$9.87	$9.86	$9.86	$9.87	$9.86	$9.86	$9.86	$9.87	$9.86

(1)	The National Fund does not currently offer BlackRock, Service and Investor B1 shares.
(2)	Reflects the distribution of undistributed net investment income of $3,371,218, of which $1,067,552 was attributable to the AMT-Free Fund and $2,303,666 was attributable to the National Fund. Also reflects the charge for estimated Reorganization expenses of $181,958, of which $100,998 was attributable to the AMT-Free Fund and $80,960 was attributable to the Municipal Fund, respectively.
(3)	Adjustments are due to differences in net asset value per share.
(4)	Assumes the Reorganization had taken place on December 31, 2010.

Shareholder Information

As of the Record Date, there were approximately 96,290,337 shares of the Municipal Fund outstanding and there were approximately 45,517,992 shares of the AMT-Free Fund outstanding. As of such date, the Board members and officers of the Corporation as a group owned less than 1% of the shares of the Municipal Fund and the Board members and officers of the Trust as a group owned less than 1% of the shares of the AMT-Free Fund. As of such date, no person was known by either Target Fund to own beneficially or of record 5% or more of any class of shares of the Target Fund except as follows:

Municipal Fund (Target Fund)

Name	Address	% of Class	Class	% of Fund	% of Combined Fund Post Closing
**Merrill Lynch Pierce Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	75.64%	Investor A Shares	18.46%	4.98%

**Merrill Lynch Pierce Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	87.80%	Investor B Shares	1.52%	0.41%

**Merrill Lynch Pierce Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	77.29%	Investor C Shares	4.83%	1.31%

**Morgan Stanley & Co.	Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	5.02%	Investor C Shares	0.31%	0.08%

**Merrill Lynch Pierce Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	83.77%	Investor C1 Shares	3.43%	0.92%

**Merrill Lynch Pierce Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	63.85%	Institutional Shares	40.56%	10.95%

**	Record holder that does not beneficially hold the shares.

AMT-Free Fund (Target Fund)

Name	Address	% of Class	Class	% of Fund	% of Combined Fund Post Closing
**Merrill Lynch Pierce Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	36.36%	Investor A Shares	3.76%	0.48%

**UBS WM USA	499 Washington Blvd 9th Floor Jersey City, NJ 07310-2055	11.87%	Investor A Shares	1.23%	0.16%

**Merrill Lynch Pierce Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	48.32%	Investor B Shares	0.07%	0.01%

**Morgan Stanley & Co.	Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	20.18%	Investor B Shares	0.03%	0.00%

**Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	15.92%	Investor B Shares	0.02%	0.00%

**Charles Schwab & Co Inc	101 Montgomery St. San Francisco, CA 94104-4122	5.29%	Investor B Shares	0.01%	0.00%

**First Clearing, LLC	2801 Market Street, St. Louis, MO 63103	5.44%	Investor B Shares	0.01%	0.00%

Name	Address	% of Class	Class	% of Fund	% of Combined Fund Post Closing
**Merrill Lynch Pierce Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	59.17%	Investor C Shares	2.94%	0.38%

**CitiGroup Global Markets Inc.	333 West 34th Street - 3rd Floor New York, NY 10001	15.81%	Investor C Shares	0.79%	0.10%

**Saxon and Co	PO Box 7780-1888 Philadelphia, PA 19182	56.10%	Institutional Shares	45.99%	5.87%

**Saxon and Co	PO Box 7780-1888 Philadelphia, PA 19182	35.81%	Institutional Shares	29.36%	3.75%

**Charles Schwab & Co Inc	101 Montgomery St. San Francisco, CA 94104-4122	99.23%	BlackRock Shares	1.00%	0.13%

**PFPC FBO Hilliard Lyons/Capital Directions	760 Moore Road King of Prussia, PA 19406	77.16%	Service Shares	1.20%	0.15%

**	Record holder that does not beneficially hold the shares.

As of the Record Date, there were approximately 238,211,389 shares of the Acquiring Fund outstanding. As of such date, the members of the Board of Directors and officers of the Corporation as a group owned less than 1% of the shares of the Acquiring Fund. As of such date, no person was known by the Acquiring Fund to own beneficially or of record 5% or more of any class of shares of the Acquiring Fund except as follows:

National Fund (Acquiring Fund)

Name	Address	% of Class	Class	% of Fund	% of Combined Fund Post Closing
**Merrill Lynch Pierce Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	46.05%	Investor A Shares	15.97%	10.66%

**Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	5.10%	Investor A Shares	1.77%	1.18%

**Merrill Lynch Pierce Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	80.68%	Investor B Shares	1.10%	0.74%

**Merrill Lynch Pierce Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	67.93%	Investor C Shares	7.91%	5.29%

**CitiGroup Global Markets Inc.	333 West 34th Street - 3rd Floor New York, NY 10001	7.93%	Investor C Shares	0.92%	0.62%

**First Clearing LLC	2801 Market Street St. Louis, MO 63103	6.90%	Investor C Shares	0.80%	0.54%

**Merrill Lynch Pierce Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	85.53%	Investor C1 Shares	2.67%	1.79%

Name	Address	% of Class	Class	% of Fund	% of Combined Fund Post Closing

**Merrill Lynch Pierce Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	51.75%	Institutional Shares	25.45%	17.00%

**MFD	700 Maryville Centre Dr. St. Louis, MO 63141-5824	14.98%	Institutional Shares	7.37%	4.92%

**Record	holder that does not beneficially hold the shares.

Shareholder Rights and Obligations

The Acquiring Fund and the Municipal Fund are each a series of BlackRock Municipal Bond Fund, Inc., a corporation organized under the laws of the State of Maryland. Under the Corporation’s organizational documents, each of the Acquiring Fund and the Municipal Fund is authorized to issue 2,125,000,000 and 1,875,000,000 shares of common stock, respectively, with a par value of $0.10 per share.

The AMT-Free Fund is series of BlackRock Funds II, a business trust organized under the laws of the Commonwealth of Massachusetts. Under the Trust’s organizational documents, the AMT-Free Fund is authorized to issue an unlimited number of shares of beneficial interest, with a par value of $0.001 per share.

With respect to each Fund, shares of the same class within such Fund have equal dividend, distribution, liquidation, and voting rights, and fractional shares have those rights proportionately. Each Fund and class of shares within such Fund bears its own expenses related to its distribution of shares (and other expenses such as shareholder or administrative services), and have exclusive voting rights with respect to matters relating to the class’ account maintenance and/or distribution expenditures.

There are no preemptive rights in connection with shares of either Target Fund or the Acquiring Fund. When issued in accordance with the provisions of their respective prospectuses (and, in the case of shares of the Acquiring Fund, issued in the connection with the Reorganizations), all shares are fully paid and non-assessable.

Comparison of Maryland Corporations and Massachusetts Business Trusts

The following description is based on the relevant provisions of the Maryland General Corporation Law and the applicable Massachusetts law and each Fund’s operative documents. This summary does not purport to be complete and we refer you to the Maryland General Corporation Law and the applicable Massachusetts law and each Fund’s operative documents.

In General

A management investment company organized as a Massachusetts business trust, such as the Trust, of which the AMT-Free Fund is a series, is governed by the trust’s declaration of trust or similar instrument. Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its declaration. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration. Because Massachusetts law governing business trusts provides more flexibility compared to typical state corporate statutes, the Massachusetts business trust has become a common form of organization for mutual funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws like those of Maryland, or newer statutory trust laws, such as those of Delaware, provide.

A management investment company organized as a Maryland corporation, such as the Corporation, of which the Municipal Fund and the National Fund are series, on the other hand, is governed both by the Maryland General Corporation Law (the “MGCL”) and the Maryland corporation’s charter and bylaws. For a Maryland corporation, unlike a Massachusetts business trust, the MGCL prescribes many aspects of corporate governance.

Shareholders of a Maryland corporation generally are shielded from personal liability for the corporation’s debts or obligations. Shareholders of a Massachusetts business trust, on the other hand, are not afforded the statutory limitation of personal liability generally afforded to shareholders of a corporation from the trust’s liabilities. Instead, a fund’s declaration of trust typically provides that a shareholder will not be liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. The Declaration of Trust for the Trust (the “Declaration”) contains such provisions.

Similarly, the trustees of a Massachusetts business trust are not afforded the protection from personal liability for the obligations of the trust by form of organization. The directors of a Maryland corporation, on the other hand, generally are shielded from personal liability for the corporation’s acts or obligations under the corporate form of organization. Courts in Massachusetts have, however, recognized limitations of a trustee’s personal liability in contract actions for the obligations of a trust contained in the trust’s declaration, and declarations may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. The Declaration contains such provisions.

Maryland Corporations

A Maryland corporation is governed by the MGCL, its charter and bylaws. Some of the key provisions of the MGCL are summarized below.

Shareholder Voting

Under the MGCL, a Maryland corporation generally cannot dissolve, amend its charter, or engage in a statutory share exchange, merger or consolidation unless approved by a vote of shareholders. Depending on the circumstances and the charter of the corporation, there may be various exceptions to these voting requirements. Shareholders of Maryland corporations are generally entitled to one vote per share and fractional votes for fractional shares held. The charter of the Corporation contains such provisions.

Election and Removal of Directors

Shareholders of a Maryland corporation generally are entitled to elect and remove directors. Shareholders of the Corporation may elect directors at any annual meeting or a special meeting in lieu thereof. Provided the charter or bylaws so provides, the MGCL does not require a corporation registered as an open-end investment company to hold an annual meeting in any year in which the election of directors is not required by the 1940 Act. The Corporation’s bylaws contain such a provision. Shareholders may, in accordance with the terms of the charter and bylaws of the Corporation, cause a meeting of shareholders to be held for the purpose of voting on the removal of Directors. Also, the Corporation will be required to call a special meeting of shareholders in accordance with the requirements of the 1940 Act to seek approval of new management and advisory arrangements, of a material increase in service or distribution fees or of a change in fundamental policies, objectives or restrictions.

Amendments to the Charter

Under the MGCL, shareholders of corporations are entitled to vote on amendments to the charter. However, the board of directors of a Maryland corporation is authorized, without a vote of the shareholders, to amend the charter to change the name of the corporation, to change the name or other designation of any class or series of stock and to change the par value of any class or series of stock. Under the MGCL, generally a change in the name or other designation of a class or series of stock, however, may not change the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, or terms or conditions of redemption. The board of directors of a Maryland corporation may, however, if permitted by the charter, without a vote of shareholders, classify or reclassify any unissued stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption. The charter of the Corporation permits the Board of Directors to do so. The MGCL permits the board of directors of an open-end investment company to supplement the charter without a vote of the shareholders to increase the aggregate number of authorized shares or the number of shares in any class or series, unless prohibited by the charter. The Corporation’s charter does not prohibit the Board of Directors from doing so.

Issuance of Shares

The board of directors of a Maryland corporation has the power to authorize the issuance of stock and, prior to issuance of shares of each class or series, the board of directors of a Maryland corporation is required by Maryland law to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series.

Shareholder, Director and Officer Liability

Under Maryland law, shareholders generally are not personally liable for debts or obligations of a corporation. Maryland law provides that a director who has met his or her statutory standard of conduct has no liability for reason of being or having been a director. The indemnification provisions and the limitation on liability are both subject to any limitations of the 1940 Act, which generally provides that no director or officer shall be protected from liability to the corporation or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The provisions governing the advance of expenses are subject to applicable requirements of the 1940 Act or rules thereunder.

Derivative Actions

Under Maryland law, applicable case law at the time of a particular derivative action will establish any requirements or limitations with respect to shareholder derivative actions.

Massachusetts Business Trusts

The Trust is governed by the Declaration and its Code of Regulations (the “By-Laws,” and together with the Declaration, the “Governing Documents”). Under the Declaration, any determination as to what is in the interests of the Trust made by the Trustees in good faith is conclusive, and in construing the provisions of the Declaration, there is a presumption in favor of a grant of power to the Trustees. Further, the Declaration provides that certain determinations made in good faith by the Trustees are binding upon the Trust and all shareholders, and shares are issued and sold on the condition and understanding, evidenced by the purchase of shares, that any and all such determinations shall be so binding. The following is a summary of some of the key provisions of the Trust’s Governing Documents.

Shareholder Voting

The 1940 Act requires a vote of shareholders on matters that Congress has determined might have a material effect on shareholders and their investments. For example, shareholder consent is required under the 1940 Act to approve new investment advisory agreements in many cases, an increase in an advisory fee or a 12b-1 fee, changes to fundamental policies, the election of directors or trustees in certain circumstances, and the merger or reorganization of a fund in certain circumstances, particularly where the merger or consolidation involves an affiliated party.

The Declaration requires a shareholder vote on matters in addition to those required under the 1940 Act, such as certain mergers, consolidations and sales of assets, derivative actions (to the same extent as a shareholder of a Massachusetts business corporation) and certain amendments to the Declaration. Shareholders have no power to vote on any matter except as required by applicable law, the Governing Documents, or as otherwise determined by the Trustees.

There are ordinarily no annual meetings of shareholders, but special meetings may be called by the Trustees or certain officers and by the written request of shareholders owning at least ten percent of the outstanding shares entitled to vote. The Declaration provides that the presence, in person or by proxy, of the shareholders entitled to cast at least a majority of the votes which all shareholders are entitled to cast on the particular matter shall constitute a quorum for the purpose of considering such matter. Except as may otherwise be required by applicable law, the Declaration or the Trustees, the affirmative vote of a majority of the shares present in person or by proxy is required to approve a matter, except that Trustees are elected by plurality vote.

Election and Removal of Trustees

The Declaration provides that the Trustees determine the size of the Board of Trustees, subject to a maximum of twenty, and set and alter the terms of office of the Trustees, and may make their terms of unlimited duration. It also provides that vacancies on the Board of Trustees may be filled by the remaining Trustees, except when election by the shareholders is required under the 1940 Act. Therefore, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as required by law. Trustees are then elected by a plurality vote of the shareholders. A Trustee may be removed at any time with or without cause by action of at least two-thirds of the remaining Trustees.

Issuance of Shares

Under the Declaration, the Trustees are permitted to issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. Shareholders are not entitled to any pre-emptive rights or other rights to subscribe to additional shares. Shares are subject to such other preference, conversion, exchange or similar rights, as the Trustees may determine.

Series and Classes

The Declaration gives broad authority to the Trustees to establish series and classes in addition to those currently established and to determine the rights and preferences, conversion rights, voting powers, restrictions, limitations, qualifications or terms or conditions of redemptions of the shares of the series and classes. The Trustees are also authorized to merge or terminate a series or a class without a vote of shareholders under certain circumstances.

Amendments to Declaration

Amendments to the Declaration generally require a vote by a majority of the outstanding shares, voting in the aggregate and not by class except to the extent that applicable law may require voting by class, although certain amendments may be made by the Trustees without a shareholder vote. However, no amendment may be made that would impair the exemption from personal liability of the Trustees or shareholders of the Trust, or that would permit an assessment upon any shareholder.

Shareholder, Trustee and Officer Liability

The Governing Documents provide that shareholders have no personal liability for the acts or obligations of the Trust and require the Trust to indemnify a shareholder from any loss or expense arising solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reasons. In addition, the Trust will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Similarly, the Governing Documents provide that any person who is a Trustee, officer or employee of the Trust is not personally liable to any person in connection with the affairs of the Trust, other than to the Trust and its shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty. The Governing Documents further provide for indemnification of such persons and advancement of the expenses of defending any such actions for which indemnification might be sought. The Declaration also provides that Trustees may rely in good faith on expert advice.

Derivative Actions

Massachusetts has what is commonly referred to as a “universal demand statute,” which requires that a shareholder make a written demand on the board, requesting the board members to bring an action, before the shareholder is entitled to bring or maintain a court action or claim on behalf of the entity.

Shareholder Proposals

The Funds do not hold regular annual meetings of shareholders. As a general matter, the Acquiring Fund does not intend to hold future regular annual or special meetings of its shareholders unless an election of Directors is required by the 1940 Act. In the event a Reorganization is not completed, neither Target Fund intends to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act. Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of a Target Fund should send such proposals to the BlackRock Funds, Attn: Secretary, 100 Bellevue Parkway, Wilmington, Delaware 19809. Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of the Acquiring Fund should send such proposals to the BlackRock Funds, Attn: Secretary, 100 Bellevue Parkway, Wilmington, Delaware 19809. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of the relevant Fund a reasonable amount of time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

Under the by-laws or Code of Regulations for each of the Target Funds, in order for a shareholder proposal to be considered for presentation at a shareholders’ meeting, other than a proposal presented under rules promulgated by the SEC, the shareholder making the proposal must meet the requirements set out in the by-laws or Code of Regulations including with respect to the timeliness of submission. To be timely, a shareholder’s notice to the Secretary must be delivered or mailed and received at the principal executive offices of the Target Fund not later than the close of business on the fifth (5th) day following the day on which notice of the date of the meeting was mailed or public disclosure of the date of the meeting was made, whichever first occurs.

Solicitation of Proxies

Solicitations of proxies are being made on behalf of each of the Target Funds and their respective Boards primarily by the mailing of the Notice of Special Meeting of Shareholders and this Combined Prospectus/Proxy Statement with its enclosures on or about May 17, 2011. Target Fund shareholders whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee(s). In addition to the solicitation of proxies by mail, employees of the Target Funds and their affiliates as well as dealers or their representatives may, without additional compensation, solicit proxies in person or by mail, telephone, facsimile or oral communication. The Target Funds have retained Computershare Fund Services (“Computershare”), located at 280 Oser Avenue, Hauppauge, NY 11788, a professional proxy solicitation firm, to assist with the solicitation of proxies. In addition, Broadridge Financial Solutions, Inc. (“Broadridge”), located at 51 Mercedes Way, Edgewood, New York 11717 will assist the Target Funds in the distribution of proxy materials and the tabulation of proxies. Target Fund shareholders may receive a telephone call from Computershare asking them to vote. The proxy mailing, tabulation and solicitation expenses in connection with the combination of the Target Funds with the Acquiring Fund are estimated to be approximately $73,065, a portion of which will be borne by BlackRock Advisors or its affiliates for the Municipal Fund and a portion of which will be borne by the AMT-Free Fund.

Brokerage firms and others will be reimbursed for their expenses in forwarding solicitation material to the beneficial owners of shares of the Target Funds. Representatives of BlackRock Advisors and its affiliates and other representatives of the Target Funds may also solicit proxies. Questions about the proposal should be directed to Computershare at 1-866-963-6126.

Computershare and/or Broadridge will assist with the mailing and tabulation effort and may also solicit proxies by contacting shareholders by telephone.

VOTING INFORMATION AND REQUIREMENTS

General

This Combined Prospectus/Proxy Statement is furnished in connection with the proposed Reorganization of each Target Fund into the Acquiring Fund and the solicitation of proxies by and on behalf of the Boards for use at the Special Meeting. The Special Meeting will be held on Friday, June 24, 2011 at 1:00 p.m., Eastern Time, at the offices of BlackRock Advisors, LLC at 800 Scudders Mill Road, Plainsboro, NJ, 08536, or at such later time as is made necessary by adjournment or postponement.

As of April 27, 2011, the Municipal Fund (Target Fund) had the following number of shares outstanding:

Share Class	Number of Shares
Investor A	23,492,629.016
Investor B	1,667, 848.559
Investor C	6,022,746.721
Investor C1	3,937,597.842
Institutional	61,169,514.955

As of April 27, 2011, the AMT-Free Fund (Target Fund) had the following number of shares outstanding:

Share Class	Number of Shares
Investor A	4,709,572.961
Investor B	66,857.104
Investor C	2,262,517.832
Institutional	37,313,057.917
Service	708,416.071
BlackRock	457,570.602

Only shareholders of record on April 27, 2011 will be entitled to notice of and to vote at the Special Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

Shareholder Approval

Approval by each Target Fund of the proposed Reorganization relating to such Target Fund will require the affirmative vote of a majority of the shares outstanding and entitled to vote at the respective Target Fund’s Special Meeting, as defined in the 1940 Act. The 1940 Act defines such vote as the lesser of (i) 67% or more of the total number of shares of all classes of the relevant Target Fund present or represented by proxy at the Special Meeting, voting together as a single class, if holders of more than 50% of the outstanding shares of all classes, taken as a single class, are present or represented by proxy at the Special Meeting, or (ii) more than 50% of the total number of outstanding shares of all classes of the relevant Target Fund, voting together as single class. Shareholder approval of one Reorganization is not contingent upon shareholder approval of the other Reorganization. If shareholders fail to approve the proposed Reorganization relating to their Target Fund, the Reorganization will not occur. Each Board has fixed the close of business on April 27, 2011 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting.

If a proxy authorization (“Proxy”) is properly given in time for a vote at the Special Meeting (either by returning the paper proxy card or by submitting a Proxy by telephone or over the Internet), the shares of the Target Fund represented thereby will be voted at the Special Meeting in accordance with the shareholder’s instructions. The Proxy grants discretion to the persons named therein, as proxies, to take such further action as they may determine appropriate in connection with any other matter, which may properly come before the Special Meeting, or any adjournments or postponements thereof.

A majority of the outstanding shares of each Target Fund entitled to vote on a proposal must be present in person or by proxy to have a quorum to conduct business at the Special Meeting.

The chairman of the meeting or the persons named as proxies may, whether or not a quorum is present, propose one or more adjournments of the Special Meeting on behalf of a Target Fund without further notice to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the Target Fund present in person or by Proxy and entitled to vote at the session of the Special Meeting to be adjourned or postponed. Those Proxies that are instructed to vote in favor of the applicable Reorganization will vote in favor of any such adjournment, and those Proxies that are instructed to vote against the applicable Reorganization will vote against any such adjournment, as applicable.

All properly executed Proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, properly executed Proxies will be voted “For” the approval of the Reorganization. Abstentions and broker non-votes (i.e., where a nominee such as a broker holding shares for beneficial owners may vote on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) will be counted as present for purposes of a quorum. Abstentions and broker non-votes will have the same effect as votes against the Reorganization.

Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the Reorganizations before the Special Meeting. The NYSE has taken the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealers’ request for voting instructions may not vote such customer’s shares on the Reorganization. A signed proxy card or other authorization by a beneficial owner of shares of a Target Fund that does not specify how the beneficial owner’s shares are to be voted on a proposed Reorganization may be deemed to be an instruction to vote such shares in favor of the Reorganization.

Manner of Voting

Target Fund shareholders may vote by appearing in person at the Special Meeting, by returning the enclosed proxy card(s) or by casting their vote via touchtone telephone or the Internet using the instructions provided on the enclosed proxy card(s). Any shareholder who has given a Proxy, whether in written form, by telephone or over the Internet, may revoke it at any time prior to its exercise by submitting a subsequent written, telephonic or electronic vote, by giving written notice of revocation to the Secretary of the Corporation or the Trust, as applicable, or by voting in person at the Special Meeting.

Voting by Mail. To vote by mail, you should date and sign the proxy card(s) included with this Combined Prospectus/Proxy Statement, indicate your vote on the proposal, and return the card(s) in the envelope provided.

Voting by Telephone. You may use the automated touch-tone voting method by calling the toll-free number provided on the proxy card(s). At the prompt, follow the menu. Prior to calling, you should read this Combined Prospectus/Proxy Statement and have your proxy card(s) at hand.

Internet Voting. To vote over the Internet, please log on to the website listed on your proxy card(s) and click on the proxy voting button. Prior to logging on, you should read this Combined Prospectus/Proxy Statement and have your proxy card(s) at hand. After logging on, follow the instructions on the screen. If you receive more than one proxy card, you may vote them during the same session.

Additional Information. Shareholders voting their Proxies by telephone or Internet need not return their proxy card(s) by mail.

A person submitting votes by telephone or Internet is deemed to represent that he or she is authorized to vote on behalf of all owners of the account, including spouses or other joint owners. By using the telephone or the Internet to submit voting instructions, the shareholder is authorizing Computershare, a proxy solicitation firm, and its agent, to execute a Proxy to vote the shareholder’s shares at the Special Meeting as the shareholder has indicated.

Each Target Fund believes that the procedures for authorizing the execution of a Proxy by telephone or Internet set forth above are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately recorded.

You are requested to fill in, sign and return the enclosed proxy card(s) promptly. No postage is necessary if mailed in the United States.

May 16, 2011

APPENDIX I

FUNDAMENTAL INVESTMENT RESTRICTIONS

National Fund and Municipal Fund

Each Fund may not:

1. Make any investment inconsistent with BlackRock Municipal Bond Fund, Inc.’s (the “Corporation”) classification as a diversified company under the Investment Company Act.

2. Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

3. Make investments for the purpose of exercising control or management.

4. Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

5. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investments in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Corporation’s Prospectus and Statement of Additional Information, as they may be amended from time to time.

6. Issue senior securities to the extent such issuance would violate applicable law.

7. Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Corporation may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund’s investment policies as set forth in the Corporation’s Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

8. Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”), in selling portfolio securities.

9. Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Corporation’s Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

Except with respect to restriction (7), if a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

For purposes of investment restriction (2), tax-exempt securities issued by states, municipalities and their political subdivisions are not considered to be part of any industry.

AMT-Free Fund

The Fund may not:

1. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if more than 5% of the value of the Fund’s total assets would (taken at current value) be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be owned by the Fund or BlackRock Funds II (the “Trust”), except that up to 25% of the value of the Fund’s total assets may (taken at current value) be invested without regard to these limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantors when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund’s total assets.

2. Purchase any securities which would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States and tax exempt instruments issued by any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

3. Purchase securities of companies for the purpose of exercising control.

4. Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

5. Make loans, except that the Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities.

6. Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund’s total assets at the time of such borrowing. The Fund will not purchase securities while its aggregate borrowings (including reverse repurchase agreements and borrowings from banks) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Fund’s investment practices are not deemed to be pledged for purposes of this limitation.

7. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except to the extent that the purchase of obligations directly from the issuer thereof, or the disposition of securities, in accordance with the Fund’s investment objective, policies and limitations may be deemed to be underwriting.

8. Purchase or sell commodities except that the Fund may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities, may engage in currency transactions and may enter into futures contracts and related options.

9. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the Investment Company Act.

10. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to the Fund’s transactions in futures contracts and related options or the Fund’s sale of securities short against the box, and (b) the Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

11. Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities and securities indices, futures contracts and options on futures contracts.

12. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the Fund may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

In addition, in compliance with Rule 35d-1 under the Investment Company Act, the Fund’s requirement that it invest at least 80% of its assets in certain Municipal Obligations is a fundamental policy that may be changed only by a vote of the holders of a majority of the Fund’s outstanding shares (meaning the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).

Unless otherwise indicated, all limitations apply only at the time that a transaction is undertaken. Any change in the percentage of the Fund’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Fund’s total assets will not require the Fund to dispose of an investment until the adviser or sub-adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences.

APPENDIX II

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [    ] day of [            ], 2011, by and between [BlackRock Municipal Bond Fund, Inc.][BlackRock Funds II], a registered investment company and a [Maryland corporation][Massachusetts business trust] [(the “Company”)][(the “Target Company”)], on behalf of [BlackRock Municipal Fund][BlackRock AMT-Free Municipal Bond Portfolio], a separate series of the [Company][Target Company] (the “Target Fund”), and [the Company][BlackRock Municipal Bond Fund, Inc., a registered investment company and a Maryland corporation (the “Acquiring Company”)], on behalf of BlackRock National Municipal Fund, a separate series of the [Company][Acquiring Company] (the “Acquiring Fund”).

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of substantially all of the assets of the Target Fund to the Acquiring Fund, in exchange for the assumption by the Acquiring Fund of the Stated Liabilities (as defined in paragraph 1.3) of the Target Fund and [Investor A, Investor B, Investor C, Investor C1 and BlackRock][Investor A, Investor B1, Investor C, Institutional, Service and BlackRock] shares of the Acquiring Fund (“Acquiring Fund Shares”) having an aggregate net asset value equal to the value of the assets of the Target Fund acquired by the Acquiring Fund reduced by the Stated Liabilities; (ii) the distribution, on or as soon as practicable after the Closing Date (as defined in paragraph 3.1), of the Acquiring Fund Shares to the shareholders of the Target Fund, and (iii) the termination, dissolution and complete liquidation of the Target Fund, all upon the terms and conditions set forth in this Agreement (the “Reorganization”);

WHEREAS, the [Company is an open-end, registered management investment company within the meaning of the Investment Company Act of 1940 (the “1940 Act”)][Target Company and the Acquiring Company are both open-end, registered management investment companies within the meaning of the Investment Company Act of 1940 (the “1940 Act”)];

WHEREAS, each of the Acquiring Fund and the Target Fund qualifies as a “regulated investment company” under Subchapter M of the Code;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares;

WHEREAS, the Board of Directors of the Acquiring Company has determined that the Reorganization is in the best interests of the Acquiring Fund;

WHEREAS, the Board of [Directors][Trustees] of the Target Fund has determined that the Reorganization is in the best interests of the Target Fund and determined that the Reorganization is advisable and directed that the Reorganization be submitted for consideration at a special meeting of the Target Fund shareholders as of the record date for determining the Target Fund shareholders entitled to vote at such meeting (the “Shareholder Meeting Record Date”);

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

THE REORGANIZATION

1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Fund agrees to convey, transfer and deliver substantially all of the assets of the Target Fund free and clear of all liens, encumbrances and claims whatsoever to the Acquiring Fund. In exchange, the Acquiring Fund agrees: (a) to deliver to the Target Fund, the number of full and fractional Acquiring Fund Shares, determined by dividing: (i) the aggregate value of the Target Fund’s assets with respect to each class of the Target Fund, net of the Stated Liabilities (as defined in paragraph 1.3) of the Target Fund with respect to each class of the Target Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by (ii) the net asset value of one share of the corresponding class of the Acquiring Fund computed in the manner and as of the time and date set forth in paragraph 2.2; and (b) to assume the Stated Liabilities of the Target Fund described in paragraph 1.3. Such transactions shall take place at the closing (the “Closing”) provided for in paragraph 3.1. For the purposes of this Agreement, the [Investor A shares of the Target Fund correspond to the Investor A shares of the Acquiring Fund, Investor B shares of the Target Fund correspond to Investor B shares of the Acquiring Fund, Investor C shares of the Target Fund correspond to Investor C shares of the Acquiring Fund, Investor C1 shares of the Target Fund correspond to Investor C1 shares of the Acquiring Fund and Institutional shares of the Target Fund correspond to Institutional shares of the Acquiring Fund]/[ Investor A shares of the Target Fund correspond to the Investor A shares of the Acquiring Fund, Investor B shares of the Target Fund correspond to Investor B1 shares of the Acquiring Fund, Investor C shares of the Target Fund correspond to Investor C shares of the Acquiring Fund, Institutional shares of the Target Fund correspond to Institutional shares of the Acquiring Fund, Service shares of the Target Fund correspond to Service shares of the Acquiring Fund and BlackRock shares of the Target Fund correspond to BlackRock shares of the Acquiring Fund], and the term “Acquiring Fund Shares” should be read to include each such class of shares of the Acquiring Fund unless the context otherwise requires.

1.2 ASSETS TO BE ACQUIRED. The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all property owned by the Target Fund, including, without limitation, all cash, securities, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, all books and records belonging to the Target Fund, any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in paragraph 7.2 and other than the Target Fund’s rights under this Agreement (the “Assets”).

1.3 LIABILITIES TO BE ASSUMED. The Target Fund will endeavor to identify and discharge, to the extent practicable, all of its liabilities and obligations, including all liabilities relating to operations, before the Closing Date. The Acquiring Fund shall assume only those accrued and unpaid liabilities of the Target Fund set forth in the Target Fund’s statement of assets and liabilities as of the Closing Date delivered by the Target Fund to the Acquiring Fund pursuant to paragraph 5.2 (the “Stated Liabilities”). The Acquiring Fund shall assume only the Stated Liabilities and shall not assume any other debts, liabilities or obligations of the Target Fund.

1.4 STATE FILINGS. Prior to the Closing Date, (i) the [Company][Target Company] shall make any filings with the [State of Maryland][Commonwealth of Massachusetts] that are required under the laws of the [State of Maryland][Commonwealth of Massachusetts] to be made prior to the Closing Date and (ii) the [Company][Acquiring Company] shall make any filings with the [State of Maryland][Commonwealth of Massachusetts] that are required under the laws of the [State of Maryland][Commonwealth of Massachusetts].

1.5 LIQUIDATION AND DISTRIBUTION. On or as soon as practicable after the Closing Date, (i) the Target Fund will distribute in complete liquidation of the Target Fund, pro rata to its shareholders of record, determined as of the close of business at the Valuation Time (as defined below) (the “Target Fund Shareholders”), all of the [Company][Acquiring Company] Shares received by the [Company][Target Company]. Such distribution will be accomplished by the transfer on the books of the Acquiring Fund of Acquiring Fund Shares credited to the account of the Target Fund to open accounts on the share records of the Acquiring Fund in the name of the Target Fund Shareholders, and representing the respective pro rata number and class of Acquiring Fund Shares due Target Fund Shareholders and (ii) the Target Fund will dissolve as a separate series of the [Company][Target Company]. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.

1.6 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent (the “Acquiring Fund Transfer Agent”).

1.7 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Target Fund shares on the books of the Target Fund as of that time shall, as a condition of such transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.8 REPORTING RESPONSIBILITY. Any reporting responsibility of the [Company][Target Company], on behalf of the Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the [Company][Target Company], on behalf of the Target Fund.

1.9 BOOKS AND RECORDS. Immediately after the Closing Date, the share transfer books relating to the Target Fund shall be closed and no transfer of shares shall thereafter be made on such books. All books and records of the Target Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder transferred to the Acquiring Fund, shall be made available to the Target Fund from and after the Closing Date at the Acquiring Fund’s cost of producing such books and records until at least the date through which such books and records must be maintained under applicable law.

1.10 ACTION BY THE [COMPANY][ACQUIRING COMPANY; ACTION BY TARGET COMPANY]. The [Company][Acquiring Company] shall take all actions expressed herein as being the obligations of the [Company][Acquiring Company], on behalf of the Acquiring Fund. The [Company][Target Company] shall take all actions expressed herein as being the obligations of the [Company][Target Company], on behalf of the Target Fund.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The gross value of the Assets to be acquired by the Acquiring Fund hereunder shall be the gross value of such Assets as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day prior to the Closing Date (the “Valuation Time”), after the payment of the dividends pursuant to Section 7.2, using the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2 VALUATION OF SHARES. Full Acquiring Fund Shares, and to the extent necessary, fractional Acquiring Fund Shares, of an aggregate net asset value equal to the gross value of the Assets of the Target Fund acquired, determined as hereinafter provided, reduced by the amount of Stated Liabilities of the Target Fund assumed by the Acquiring Fund, shall be issued by the Acquiring Fund in exchange for such Assets of the Target Fund. The net asset value per share of the [Investor A, Investor B, Investor C, Investor C1 and BlackRock][Investor A, Investor B1, Investor C, Institutional, Service and BlackRock] shares of the Acquiring Fund shall be the net asset value per share for the [Investor A, Investor B, Investor C, Investor C1 and Institutional][Investor A, Investor B, Investor C, Institutional, Service and BlackRock] shares, respectively, of the Target Fund, computed as of the Valuation Time, using the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. Subject to the terms and conditions set forth herein, the Closing shall occur in the third quarter of 2011, or such other date as the parties may agree to in writing (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of 7:00 a.m. on the Closing Date. The Closing shall be held at the offices of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, or at such other time and/or place as the parties may agree.

3.2 CUSTODIAN’S CERTIFICATE. The Target Fund shall instruct its custodian (the “Target Fund Custodian”), to deliver at the Closing a certificate of an authorized officer stating that: (a) the Assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of Assets by the Target Fund. The Target Fund’s Assets represented by a certificate or other written instrument shall be presented by the Target Fund Custodian to the custodian for the Acquiring Fund (the “Acquiring Fund Custodian”), for examination no later than five (5) business days preceding the Closing Date and all Assets of the Target Fund at the Valuation Time shall be transferred and delivered by the Target Fund as of the Closing Date for the account of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers. The Target Fund’s Assets deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Target Fund Custodian. The cash to be transferred by the Target Fund shall be transferred and delivered by the Target Fund as of the Closing Date for the account of the Acquiring Fund.

3.3 EFFECT OF SUSPENSION IN TRADING. In the event that, as of the Valuation Time, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Target Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable, the Closing shall be postponed until the business day after the day when trading is fully resumed and reporting is restored or such other date as the parties may agree to.

3.4 TRANSFER AGENT’S CERTIFICATE. The Target Fund shall instruct the Target Fund’s transfer agent (the “Target Fund Transfer Agent”) to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Target Fund Shareholders as of the Valuation Time, and the number and percentage ownership (to four decimal places) of outstanding shares of the Target Fund owned by each Target Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or instruct the Acquiring Fund Transfer Agent to issue and deliver, a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Target Fund, or provide evidence reasonably satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund Shareholders’ accounts on the books of the Acquiring Fund.

3.5 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumption of liabilities, receipts and other documents, if any, as such other party or its counsel may reasonably request.

3.6 FAILURE TO DELIVER ASSETS. If the Target Fund is unable to make delivery pursuant to paragraph 3.2 hereof to the Acquiring Fund Custodian of any of the Assets of the Target Fund for the reason that any of such Assets have not yet been delivered to it by the Target Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Target Fund shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the Acquiring Fund Custodian, including brokers’ confirmation slips.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE [COMPANY][TARGET COMPANY] ON BEHALF OF THE TARGET FUND. The [Company][Target Company], on behalf of the Target Fund, represents and warrants to the [Company][Acquiring Company], on behalf of the Acquiring Fund, as follows:

(a) [The Company is a corporation that is duly incorporated, validly existing and in good standing under the laws of the State of Maryland. The Company is duly authorized to transact business in the State of Maryland and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Company or the Target Fund. The Target Fund is a legally designated, separate series of the Company. The Company, on behalf of the Target Fund, has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Target Fund.][The Target Company is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust that is existing under the laws of the Commonwealth of Massachusetts and is duly authorized to exercise in the Commonwealth of Massachusetts all of the powers recited in the Target Company’s declaration of trust. The Target Company has filed the necessary certificates required to be filed under Chapter 182 of the General Laws of the Commonwealth of Massachusetts and paid the necessary fees due thereon. The Target Company is duly authorized to transact business in the Commonwealth of Massachusetts and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Target Company or the Target Fund.]

(b) The [Company][Target Company] is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The [Company][Target Company] is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Target Fund.

(c) The Registration Statement on Form N-14 of the [Company][Acquiring Company] and the Combined Prospectus/Proxy Statement contained therein relating to the transactions contemplated by the Agreement that is filed with the SEC and becomes effective, as such Registration Statement may be amended or supplemented subsequent to the effective date of the Registration Statement (the “Registration Statement”), as of such effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the [Company][Target Company] and the Target Fund based on information provided in writing by the Target Fund for inclusion therein, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the [Company][Target Company] and the Target Fund based on information provided in writing by the Target Fund for inclusion therein, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Any written information furnished by the [Company][Target Company] with respect to the Target Fund for use in the Registration Statement or any other materials provided by the Target Fund in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d) The [Company][Target Company]’s prospectus, statement of additional information and shareholder reports, in each case relating to the Target Fund and to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other applicable laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

(e) The Target Fund is not in violation of, and, subject to the satisfaction of the conditions precedent set forth in Articles VI and VIII of this Agreement, the execution, delivery and performance of this Agreement in accordance with its terms by the [Company][Target Company] on behalf of the Target Fund will not result in the violation of [Maryland][Massachusetts] law, or any provision of the [Company][Target Company]’s [articles of incorporation or by-laws][declaration of trust or code of regulations] or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the [Company][Target Company] is a party on behalf of the Target Fund or by which the Target Fund is bound, nor will the execution, delivery and performance of this Agreement by the [Company][Target Company] result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the [Company][Target Company] is a party, on behalf of the Target Fund, or by which the Target Fund is bound.

(f) The Target Fund has no material contracts, agreements or other commitments that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or reflected as Stated Liabilities or in the statement of assets and liabilities as provided in paragraph 5.2 hereof.

(g) No litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body are pending or to the [Company][Target Company]’s knowledge threatened against the Target Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the Target Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Target Fund to carry out the transactions contemplated by this Agreement. The [Company][Target Company] knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(h) (i) The audited financial statements of the Target Fund as of June 30, 2010, and for the fiscal year then ended, have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied (“GAAP”) and have been audited by Deloitte & Touche LLP, and such statements (true and complete copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition and the results of operations of the Target Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of the Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements; and (ii) the unaudited financial statements of the Target Fund for the six months ended December 31, 2010, have been prepared in accordance with GAAP consistently applied by the Target Fund, and such statements (true and complete copies of which have been furnished to the Acquiring Fund) fairly reflect in all material respects the financial condition and the results of operations of Target Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required by GAAP consistently applied, to be disclosed but are not disclosed in such statements.

(i) There have been no changes in the financial position of the Target Fund as reflected in the audited financial statements as of June 30, 2010, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Target Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.1(h) above, there has been no material adverse change in the Target Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Target Fund (other than changes occurring in the ordinary course of business). For the purposes of this paragraph 4.1(i), a decline in the net asset value of the Target Fund due to declines in the value of the Target Fund’s Assets, the discharge of the Target Fund’s liabilities or the redemption of Target Fund shares by Target Fund Shareholders shall not constitute a material adverse change.

(j) Since June 30, 2010, there has not been (i) any pending or to the knowledge of the [Company][Target Company] threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Target Fund; (ii) any option to purchase or other right to acquire shares of the Target Fund issued or granted by or on behalf of the Target Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Target Fund; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Target Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Target Fund for borrowed money or any commitment to borrow money by or on behalf of the Target Fund; (v) any amendment of the [Company][Target Company]’s organizational documents in a manner materially affecting the Target Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Target Fund other than a lien for taxes not yet due and payable.

(k) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Target Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the Target Fund’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(l) The [Company][Target Company] is authorized to issue [2,125,000,000 shares of common stock, par value $0.10][an unlimited number of shares of beneficial interest, par value $0.001] per share, of the Target Fund. All issued and outstanding shares of [common stock][beneficial interest] of the Target Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act of 1933 (“1933 Act”) and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. All of the issued and outstanding shares of the Target Fund will, at the Valuation Time, be held by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent as provided in paragraph 3.4. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Target Fund shares and has no outstanding securities convertible into any of the Target Fund shares.

(m) At the Closing Date, the Target Fund will have good and marketable title to the Assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which the Acquiring Fund has received notice and which have been taken into account in the net asset valuation of the Target Fund, and, upon delivery of the Assets and the filing of any documents that may be required under [Maryland][Massachusetts] state law, the Acquiring Fund will acquire good and marketable title to the Assets, subject to no restrictions on their full transfer, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted in writing by the Acquiring Fund.

(n) Subject to the requisite approval of this Agreement by the Target Fund shareholders as of the Shareholder Meeting Record Date, (i) the [Company][Target Company] on behalf of the Target Fund has the power to enter into this Agreement and to consummate the transactions contemplated herein; (ii) the execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the [Directors][Trustees] of the [Company][Target Company]; and (iii) this Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, and no other action or proceedings by the [Company][Target Company] on behalf of the Target Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o) The information to be furnished by the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other applicable laws and regulations.

(p) The Target Fund has elected to qualify and has qualified as a “regulated investment company” under the Code (a “RIC”) as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code for its taxable year through the date of Reorganization; and has satisfied the distribution requirements imposed by the Code for each of its taxable years.

(q) Except for the Registration Statement and the requisite approval of this Agreement by the Target Fund shareholders as of the Shareholder Meeting Record Date, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated herein, except those that have already been obtained. No consent of or notice to any third party or entity is required for the consummation by the Target Fund of the transactions contemplated by this Agreement.

(r) The [Company][Target Company] has called a special meeting of Target Fund shareholders as of the Shareholder Meeting Record Date to consider and act upon this Agreement and the transactions contemplated hereby and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than June 24, 2011 (or such other date as the parties may agree to in writing).

(s) Prior to the valuation of the Assets as of the Valuation Time, the Target Fund shall have declared a dividend, dividends or other distribution or distributions, with a record and ex-dividend date prior to the Valuation Time, which, together with all previous dividends and distributions, shall have the effect of distributing to the Target Fund Shareholders all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forward).

4.2 REPRESENTATIONS OF THE [COMPANY][ACQUIRING COMPANY], ON BEHALF OF THE ACQUIRING FUND. The [Company][Acquiring Company], on behalf of the Acquiring Fund, represents and warrants to the [Company][Target Company], on behalf of the Target Fund, as follows:

(a) [The [Company][Acquiring Company] is a corporation that is duly incorporated, validly existing and in good standing under the laws of the State of Maryland. The [Company][Acquiring Company] is duly authorized to transact business in the State of Maryland and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the [Company][Acquiring Company].] The Acquiring Fund is a legally designated, separate series of the [Company][Acquiring Company]. The [Company][Acquiring Company], on behalf of the Acquiring Fund, has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

(b) The [Company][Acquiring Company] is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The [Company][Acquiring Company] is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Acquiring Fund.

(c) The Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the [Company][Acquiring Company] and the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the [Company][Acquiring Company] and the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations and warranties in this paragraph 4.2(c) apply to statements or omissions made in reliance upon and in conformity with written information concerning the [Company][Target Company] or the Target Fund furnished to the [Company][Acquiring Company] by the Target Fund. Any written information furnished by the [Company][Acquiring Company] with respect to the [Company][Acquiring Company] or the Acquiring Fund for use in the Registration Statement or any other materials provided by the Acquiring Fund in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d) The prospectus, statement of additional information and shareholder reports of the [Company][Acquiring Company], in each case relating to the Acquiring Fund, and to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other applicable laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

(e) The Acquiring Fund is not in violation of, and, subject to the satisfaction of the conditions precedent set forth in Articles VII and VIII of this Agreement, the execution, delivery and performance of this Agreement in accordance with its terms by the [Company][Acquiring Company], on behalf of the Acquiring Fund, will not result in the violation of, Maryland law or any provision of the [Company][Acquiring Company]’s articles of incorporation or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the [Company][Acquiring Company] is a party, on behalf of the Acquiring Fund, or by which the Acquiring Fund is bound, nor will the execution, delivery and performance of this Agreement by the [Company][Acquiring Company], on behalf of the Acquiring Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the [Company][Acquiring Company] is a party, on behalf of the Acquiring Fund, or by which the Acquiring Fund is bound.

(f) No litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body are pending or to the [Company][Acquiring Company]’s knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The [Company][Acquiring Company] knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g) (i) The audited financial statements of the Acquiring Fund as of June 30, 2010, and for the fiscal year then ended, have been prepared in accordance with GAAP consistently applied and have been audited by Deloitte & Touche LLP, and such statements (true and complete copies of which have been furnished to the Target Fund) fairly reflect the financial condition and the results of operations of the Acquiring Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of the Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements; and (ii) the unaudited financial statements of the Acquiring Fund for the six months ended December 31, 2010, have been prepared in accordance with GAAP consistently applied by the Acquiring Fund, and such statements (true and complete copies of which have been furnished to the Acquiring Fund) will fairly reflect in all material respects the financial condition and the results of operations of Acquiring Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required by GAAP consistently applied, to be disclosed but are not disclosed in such statements.

(h) There have been no changes in the financial position of the Acquiring Fund as reflected in the audited financial statements of the Acquiring Fund as of June 30, 2010, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Acquiring Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.2(g) above, there has been no material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Acquiring Fund (other than changes occurring in the ordinary course of business). For the purposes of this paragraph 4.2(h), a decline in the net asset value of the Acquiring Fund due to declines in the value of Acquiring Fund’s assets, the discharge of Acquiring Fund’s liabilities or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change.

(i) Since June 30, 2010, there has not been (i) any pending or to the knowledge of the [Company][Acquiring Company] threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Acquiring Fund; (ii) any option to purchase or other right to acquire shares of the Acquiring Fund issued or granted by or on behalf of the Acquiring Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Acquiring Fund; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Acquiring Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Acquiring Fund for borrowed money or any commitment to borrow money by or on behalf of the Acquiring Fund; (v) any amendment of the Acquiring Fund’s organizational documents in a manner materially affecting the Acquiring Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Acquiring Fund other than a lien for taxes not yet due and payable.

(j) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the Acquiring Fund’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(k) The [Company][Acquiring Company] is authorized to issue 1,875,000,000 shares of common stock, par value $0.10 per share, of the Acquiring Fund. All issued and outstanding shares of common stock of the Acquiring Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares and has no outstanding securities convertible into any of the Acquiring Fund shares.

(l) At the Closing Date, the Acquiring Fund will have good and marketable title to all of its assets, and full right, power and authority to sell, assign, transfer and deliver such assets, free of any lien or other encumbrance, except those liens or encumbrances as to which the Target Fund has received notice at or prior to the Closing Date, and which have been taken into account in the net asset valuation of the Acquiring Fund.

(m) The [Company][Acquiring Company] on behalf of the Acquiring Fund has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Directors of the [Company][Acquiring Company]. This Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, and no other action or proceedings by the [Company][Acquiring Company], on behalf of the Acquiring Fund, are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(n) The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, the Acquiring Fund Shares will be duly and validly issued and will be fully paid and nonassessable (except as disclosed in the Acquiring Fund’s prospectus).

(o) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other applicable laws and regulations.

(p) The Acquiring Fund has elected to qualify and has qualified as a RIC as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code for its taxable year through the date of Reorganization; and has satisfied the distribution requirements imposed by the Code for each of its taxable years.

(q) Except for the Registration Statement, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except those that have already been obtained. No consent of or notice to any third party or entity is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement.

ARTICLE V

COVENANTS OF THE [COMPANY][ACQUIRING COMPANY], ON BEHALF OF THE ACQUIRING FUND, AND THE [COMPANY][TARGET COMPANY], ON BEHALF OF THE TARGET FUND

5.1 OPERATION IN ORDINARY COURSE. Subject to paragraphs 7.2 and 7.5, each of the Acquiring Fund and the Target Fund will operate its business in the ordinary course of business between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

5.2 STATEMENT OF ASSETS AND LIABILITIES. The Target Fund will prepare and deliver to the Acquiring Fund at least five business days prior to the Closing Date a statement of the assets and the liabilities of the Target Fund as of such date for review and agreement by the parties to determine that the assets and the liabilities of the Target Fund are being correctly determined in accordance with the terms of this Agreement. The Target Fund will deliver at the Closing (1) a statement of Assets and Stated Liabilities of the Target Fund as of the Valuation Time and (2) a list of the Target Fund’s Assets as of the Closing Date showing the tax costs of each of its assets by lot and the holding periods of such Assets, and certified by the Treasurer or Assistant Treasurer of the [Company][Target Company].

5.3 ACCESS TO BOOKS AND RECORDS. Upon reasonable notice, the Target Fund shall make available to the [Company][Acquiring Company]’s officers and agents all books and records of [Company][Target Company] relating to the Target Fund, and the Acquiring Fund shall make available to the [Company][Target Company]’s officers and agents all books and records of the [Company][Acquiring Company] relating to the Acquiring Fund.

5.4 ADDITIONAL INFORMATION. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

5.5 CONTRACT TERMINATION. The [Company][Target Company], on behalf of the Target Fund, will terminate all agreements to which the [Company][Target Company] on behalf of the Target Fund, is a party (other than this Agreement), effective as of the Closing Date without any liability not paid prior to the Closing Date other than as accrued as part of the Stated Liabilities.

5.6 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, the [Company][Target Company], on behalf of the Target Fund, covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.7 PREPARATION OF REGISTRATION STATEMENT. The [Company][Acquiring Company], on behalf of the Acquiring Fund, will prepare and file with the Commission the Registration Statement relating to the Acquiring Fund Shares to be issued to shareholders of the Target Fund. The Registration Statement shall include a combined prospectus/proxy statement relating to the transactions contemplated by this Agreement. At the time the Registration Statement becomes effective, at the time of the meeting of the shareholders of the Target Fund contemplated by Section 4.1(r) and at the Closing Date, the Registration Statement shall be in compliance in all material respects with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act, as applicable. Each party will provide the materials and information necessary to prepare the Registration Statement, for inclusion therein, in connection with such meeting of the shareholders of the Target Fund to consider the approval of this Agreement and the transactions contemplated herein, including in the case of the Target Fund any special interim financial information necessary for inclusion therein. If at any time prior to the Closing Date a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, the party discovering the item shall notify the other party and the parties shall cooperate in promptly preparing and filing with the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

5.8 TAX STATUS OF REORGANIZATION. The intention of the parties is that the transaction contemplated by this Agreement will qualify as a reorganization within the meaning of Section 368(a) of the Code.

Neither the Acquiring Fund (nor the [Company][Acquiring Company] on behalf of the Acquiring Fund) nor the Target Fund (nor the [Company][Target Company] on behalf of the Target Fund) shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Fund and the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP, special United States federal income tax counsel to the Acquiring Fund and the Target Fund, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Willkie Farr & Gallagher LLP).

5.9 REASONABLE BEST EFFORTS. Each of the [Company, the Acquiring Fund and the Target Fund][Acquiring Company, the Acquiring Fund, the Target Company, and the Target Fund] shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

5.10 AUTHORIZATIONS. The [Company][Acquiring Company], on behalf of the Acquiring Fund, agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order to operate in the normal course of business after the Closing Date.

5.11 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, the [Company][Target Company] shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Target Fund for U.S. federal income tax purposes, as well as any capital loss carryovers and items that the Acquiring Fund will succeed to and take into account as a result of Section 381 of the Code.

5.12 PROXY. The [Company][Target Company], on behalf of the Target Fund, agrees to mail to its respective shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, the combined prospectus/proxy statement contained in the Registration Statement, which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE [COMPANY][TARGET COMPANY], ON BEHALF OF THE TARGET FUND

The obligations of the [Company][Target Company] and the Target Fund to consummate the transactions provided for herein shall be subject, at their election, to the performance by the [Company][Acquiring Company], on behalf of the Acquiring Fund, of all the obligations to be performed by the Acquiring Fund (or the [Company][Acquiring Company], on behalf of the Acquiring Fund), pursuant to this Agreement on or before the Closing Date and, in addition, subject to the following conditions:

6.1 All representations, covenants and warranties of the [Company][Acquiring Company], on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2 The Board of [Directors][Trustees] of the [Company][Target Company] has approved this Agreement, with respect to the Target Fund.

6.3 As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions nor any material increase in the investment management fee rate or other fee rates the Acquiring Fund is currently contractually obligated to pay for services provided to the Acquiring Fund nor any material reduction in the fee waiver or expense reduction undertakings (either voluntary or contractual) from those described in the Registration Statement, if any.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE [COMPANY][ACQUIRING COMPANY], ON BEHALF OF THE ACQUIRING FUND

The obligations of the [Company][Acquiring Company] and the Acquiring Fund to consummate the transactions provided for herein shall be subject, at their election, to the performance by the Target Fund of all the obligations to be performed by the Target Fund pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1 All representations, covenants and warranties of the [Company][Target Company], on behalf of the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2 Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the valuation of the Assets as of the Valuation Time, the Target Fund shall have declared a dividend, dividends or other distribution or distributions, with a record and ex-dividend date prior to the valuation of the Assets, which, together with all previous dividends and distributions, shall have the effect of distributing to the Target Fund Shareholders all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carryforward).

7.3 The Board of Directors of the [Company][Acquiring Company] has approved this Agreement with respect to the Acquiring Fund.

7.4 As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any material increase in the investment management fee rate or other fee rates the Target Fund is currently contractually obligated to pay for services provided to the Target Fund nor any material reduction in the fee waiver or expense reduction undertakings (either voluntary or contractual) from those described in the Registration Statement.

7.5 The [Company][Target Company], on behalf of the Target Fund, shall have taken all steps required to terminate all agreements to which the Target Fund is a party (other than this Agreement) and pursuant to which the Target Fund has outstanding or contingent liabilities, unless such liabilities have been accrued as part of the Stated Liabilities.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE [COMPANY][ACQUIRING COMPANY], ON BEHALF OF THE ACQUIRING FUND, AND THE [COMPANY][TARGET COMPANY], ON BEHALF OF THE TARGET FUND

If any of the conditions set forth below shall not have been satisfied on or before the Closing Date or shall not remain satisfied with respect to the [Company, the Target Fund or the Acquiring Fund][Target Company, the Target Fund, the Acquiring Company or the Acquiring Fund], the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1 This Agreement and the transactions contemplated herein, with respect to the Target Fund, shall have been approved by the requisite vote of the Target Fund shareholders as of the Shareholder Meeting Record Date in accordance with the provisions of the [Company][Target Company]’s [articles of incorporation and by-laws][declaration of trust and code of regulations], applicable [Maryland][Massachusetts] law and the 1940 Act. Evidence of such approval shall have been delivered to the Acquiring Fund in such form as shall be reasonably acceptable to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the [Company][Acquiring Company], on behalf of the Acquiring Fund, nor the [Company][Target Company], on behalf of the Target Fund, may waive the condition set forth in this paragraph 8.1.

8.2 The Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

8.3 All third party consents and all consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal authorities) in each case required to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not reasonably be expected to have a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that any party hereto may waive any such conditions for itself.

8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The registration statement of the Acquiring Fund on Form N-1A under the 1933 Act covering the sale of shares of the Acquiring Fund shall be effective.

8.5 As of the Closing Date, there shall be no pending litigation brought by any person against the Target Fund, the Acquiring Fund[ or the Company][, the Target Company or the Acquiring Company] or any of the investment advisers, directors, trustees or officers of the foregoing, as applicable, arising out of, or seeking to prevent completion of the transactions contemplated by, this Agreement. Furthermore, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.6 The [Company][Acquiring Company], on behalf of the Acquiring Fund, and the [Company][Target Company], on behalf of the Target Fund, each shall have received an opinion of Willkie Farr & Gallagher LLP, special United States tax counsel to the Acquiring Fund, substantially to the effect that, based on certain facts, assumptions and representations of the parties, for federal income tax purposes:

(a) the transfer of the Assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Stated Liabilities of the Target Fund followed by the distribution of Acquiring Fund Shares to the Target Fund Shareholders in complete dissolution and liquidation of the

Target Fund, all pursuant to the Agreement, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Stated Liabilities of the Target Fund;

(c) under Section 361 and 357(a) of the Code, no gain or loss will be recognized by the Target Fund upon the transfer of the Assets of the Target Fund to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Stated Liabilities of the Target Fund or upon the distribution of Acquiring Fund Shares to Target Fund Shareholders in exchange for such shareholders’ shares of the Target Fund in liquidation of the Target Fund, except for any gain or loss that may be required to be recognized solely or as a result of the close of the Target Fund’s taxable year due to the Reorganization or as a result of the transfer of any stock in a passive foreign investment company as defined in Section 1297(a) of the Code;

(d) under Section 354 of the Code, no gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their Target Fund shares solely for Acquiring Fund Shares pursuant to the Reorganization;

(e) under Section 358 of the Code, the aggregate tax basis of Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor by such shareholder;

(f) under Section 1223(1) of the Code, the holding period of Acquiring Fund Shares to be received by each Target Fund Shareholder pursuant to the Reorganization will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the Reorganization;

(g) under Section 362(b) of the Code, the tax basis of the Assets acquired by the Acquiring Fund will be the same as the tax basis of such Assets to the Target Fund immediately before the Reorganization, except for certain adjustments that may be required to be made solely as a result of the close of the Target Fund’s taxable year due to the Reorganization or as a result of gain recognized on the transfer of certain assets of the Target Fund; and

(h) under Section 1223(2) of the Code, the holding period of the Assets in the hands of the Acquiring Fund will include the period during which those Assets were held by the Target Fund except for any assets which may be marked to market for U.S. federal income tax purposes on the termination of the Target Fund’s taxable year or on which gain was recognized upon the transfer to the Acquiring Fund.

Such opinion shall be based on customary assumptions and such representations as Willkie Farr & Gallagher LLP may reasonably request, and each of the Target Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the [Company][Acquiring Company], on behalf of the Acquiring Fund, nor the [Company][Target Company], on behalf of the Target Fund, may waive the conditions set forth in this paragraph 8.6.

The Tax Opinion will not express an opinion as to the effect of the Reorganization on the Target Fund with respect to the recognition of any unrealized gain or loss for any Asset that is required to be marked to market for U.S. federal income tax purposes upon termination of the Target Fund’s taxable year or as a result of the transfer of certain assets of the Target Fund.

ARTICLE IX

EXPENSES

The Target Fund, the Acquiring Fund, and any other open-end investment company that sells substantially all of its assets to the Acquiring Fund on or about the Closing Date (for purposes of this Article IX only, each, a “Fund”) will bear expenses incurred in connection with the Reorganization, including but not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board of Directors or Board of Trustees, as applicable. The Reorganization expenses include, but are not limited to, costs and expenses (including legal fees) related to the preparation and distribution of materials to the Boards, attending the Board meetings and preparing the minutes of the Board meetings, obtaining an opinion of counsel as to certain tax matters, the preparation of the this Agreement and the Registration Statement, fees of the Commission and any state securities commission, transfer agency fees, auditing fees associated with each Fund’s financial statements, portfolio transfer taxes (if any), expenses relating to preparing, printing and mailing the Combined Prospectus/Proxy Statement included in the Registration Statement and any other proxy materials to be used in connection with the meeting of shareholders to consider the Reorganizations, expenses incurred in connection with the solicitation of proxies to be voted at that meeting, and any other legal and auditing fees in connection with the foregoing, which expenses will be borne directly by the respective Fund incurring the expense or allocated among the Funds based upon methodology as appropriate, unless BlackRock Advisors, LLC or one of its affiliates has agreed to bear the expenses of a particular Fund pursuant to a separate arrangement between BlackRock Advisors, LLC and such Fund. Neither the Funds nor the investment adviser will pay any expenses of shareholders arising out of or in connection with the Reorganization.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 The [Company][Acquiring Company], on behalf of the Acquiring Fund, and the [Company][Target Company], on behalf of the Target Fund, agree that no party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2 The representations and warranties of the parties hereto set forth in this Agreement shall not survive the consummation of the transactions contemplated herein.

ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the [Company][Acquiring Company] on behalf of the Acquiring Fund and the [Company][Target Company] on behalf of the Target Fund. In addition, the [Company][Acquiring Company] or the [Company][Target Company] may at its option terminate this Agreement at or before the Closing Date due to:

(a) a material breach by the other of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days; or

(b) a condition herein expressed to be precedent to the obligations of the terminating party or both parties that has not been met if it reasonably appears that it will not or cannot be met.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of a party, or its Board of Directors/Trustees, or officers, as applicable, to the other party or its Board of Directors/Trustees. In the event of willful default, all remedies at law or in equity of the party adversely affected shall survive.

ARTICLE XII

AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of the [Company][Acquiring Company] and the [Company][Target Company] as specifically authorized by their respective Board of Directors/Trustees; provided, however, that, following the meeting of the Target Fund shareholders called by the [Company][Target Company] pursuant to paragraph 4.1(r) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such Target Fund Shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to principles of conflicts of law.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5 It is expressly agreed that the obligations of the Acquiring Fund and the Target Fund hereunder shall not be binding upon any of the [Company][Acquiring Company, the Target Company], or [its Directors][their respective Directors, Trustees,] shareholders, nominees, officers, agents or employees personally, but shall bind only the property of the Target Fund and the Acquiring Fund, as provided in the [Company’s articles of incorporation and by-laws][Acquiring Company’s articles of incorporation and by-laws and the Target Company’s declaration of trust and code of regulations]. Moreover, no series of the [Company][Acquiring Company or Target Company], other than the Acquiring Fund and Target Fund, [respectively,] shall be responsible for the obligations of the Acquiring Fund or Target Fund hereunder, and all persons shall look only to the assets of the Acquiring Fund and Target Fund to satisfy the obligations of the Acquiring Fund and Target Fund hereunder. The execution and delivery of this Agreement have been authorized by the [Board of Directors of the Company, on behalf of the Acquiring Fund and the Target Fund][Board of Directors of the Acquiring Company on behalf of the Acquiring Fund and Board of Trustees of the Target Company on behalf of the Target Fund] and signed by authorized officers of the [Company][Acquiring Company and Target Company], acting as such. Neither the authorization by such [Board of Directors][Board of Directors and Board of Trustees], nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquiring Fund and the Target Fund as provided in the [Company’s articles of incorporation and by-laws][Acquiring Company’s articles of incorporation and by-laws and the Target Company’s declaration of trust and code of regulations].

ARTICLE XIV

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the applicable party: to the Target Fund, 100 Bellevue Parkway, Wilmington, Delaware 19809, Attention: John M. Perlowski, Chief Executive Officer, or to the Acquiring Fund, 100 Bellevue Parkway, Wilmington, Delaware 19809, Attention: John M. Perlowski,, Chief Executive Officer, or to any other address that the Target Fund or the Acquiring Fund shall have last designated by notice to the other party.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

[BLACKROCK MUNICIPAL BOND FUND, INC.][BLACKROCK FUNDS II], ON BEHALF OF ITS SERIES, [BLACKROCK MUNICIPAL FUND][BLACKROCK AMT-FREE MUNICIPAL BOND PORTFOLIO]

By:

Name:
Title:

BLACKROCK MUNICIPAL BOND FUND, INC., ON BEHALF OF ITS SERIES, BLACKROCK NATIONAL MUNICIPAL FUND

By:

Name:
Title:

BLACKROCK MUNCIPAL BOND FUND, INC.

BlackRock Municipal Fund

BlackRock National Fund

BLACKROCK FUNDS II

BlackRock AMT-Free Fund

PART B

STATEMENT OF ADDITIONAL INFORMATION

May 16, 2011

This Statement of Additional Information (the “SAI”) relates to the proposed reorganization (“Reorganization”) of each of the BlackRock Municipal Fund (the “Municipal Fund”), a series of BlackRock Municipal Bond Fund, Inc. (the “Corporation”) and the BlackRock AMT-Free Municipal Bond Portfolio (the “AMT-Free Fund,” together with the BlackRock Municipal Fund, the “Target Funds” and each, a “Target Fund”), a series of BlackRock Funds II (the “Trust”), into the BlackRock National Municipal Fund (the “Acquiring Fund” and together with the Target Funds, the “Funds” and each, a Fund), a series of the Corporation.

This SAI contains information that may be of interest to shareholders of each Target Fund relating to the applicable Reorganization, but which is not included in the Combined Prospectus/Proxy Statement dated May 16, 2011 (the “Combined Prospectus/Proxy Statement”). As described in the Combined Prospectus/Proxy Statement, each Reorganization would involve the transfer of the assets of the relevant Target Fund in exchange for the assumption of certain stated liabilities of the Target Fund and shares of the Acquiring Fund. Each Target Fund will distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Target Fund.

This SAI is not a prospectus and should be read in conjunction with the Combined Prospectus/Proxy Statement. The Combined Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission, and is available upon request and without charge by writing to the Acquiring Fund, 100 Bellevue Parkway, Wilmington, Delaware 19809, or by calling (800) 441-7762.

Capitalized terms used in this SAI and not otherwise defined herein have the meanings given them in the Combined Prospectus/Proxy Statement.

*	The accompanying notes are an integral part of the pro forma Condensed Combined financial statements and schedule.

ADDITIONAL INFORMATION ABOUT

THE MUNICIPAL FUND, THE AMT-FREE FUND

AND THE NATIONAL FUND

For the Municipal Fund: Incorporates by reference the Annual Report to Shareholders for the fiscal year ended June 30, 2010, filed September 3, 2010 (SEC Accession No. 0000900092-10-001042); and the Semi-Annual Report to Shareholders for the fiscal period ended December 31, 2010, filed March 8, 2011 (SEC Accession No. 0000900092-11-000122), each as filed with the Securities and Exchange Commission (the “SEC”).

For the AMT-Free Fund: Incorporates by reference the Annual Report to Shareholders for the fiscal year ended June 30, 2010, filed September 3, 2010 (SEC Accession No. 0001193125-10-204762); and the Semi-Annual Report to Shareholders for the fiscal period ended December 31, 2010, filed March 8, 2011 (SEC Accession No. 0001193125-11-059452), each as filed with the SEC.

For the Acquiring Fund: Incorporates by reference the Statement of Additional Information included in the Registration Statement on Form N-1A of the National Fund dated October 28, 2010, as amended May 16, 2011 and as supplemented (SEC Accession No. 0000891092-10-004605); the Annual Report to Shareholders for the fiscal year ended June 30, 2010, filed September 3, 2010 (SEC Accession No. 0000900092-10-001042); and the Semi-Annual Report to Shareholders for the fiscal period ended December 31, 2010, filed March 8, 2011 (SEC Accession No. 0000900092-11-0001222), each as filed with the SEC.

FINANCIAL STATEMENTS

This SAI incorporates by reference (i) the Annual and Semi-Annual Reports to Shareholders of the Municipal Fund for the fiscal year ended June 30, 2010 and the fiscal period ended December 31, 2010, respectively, (ii) the Annual and Semi-Annual Reports to Shareholders of the AMT-Free Fund for the fiscal year ended June 30, 2010 and the fiscal period ended December 31, 2010, respectively, and (iii) the Annual and Semi-Annual Reports to Shareholders of the National Fund for the fiscal year ended June 30, 2010 and the fiscal period ended December 31, 2010, respectively, each of which have been filed with the SEC. Each of these reports contains historical financial information regarding the applicable Fund. The financial statements therein, and, in the case of the Annual Reports, the reports of independent registered public accounting firms therein, are incorporated herein by reference.

Pro forma condensed combined financial statements of the Municipal Fund, AMT-Free Fund and National Fund are provided on the following pages.

The unaudited pro forma condensed combined schedule of investments and pro forma condensed combined statement of assets and liabilities reflect financial positions as if the Reorganizations occurred on June 30, 2010. The unaudited pro forma condensed combined statement of operations reflects expenses for the twelve months ended June 30, 2010. The pro forma condensed combined financial statements give effect to the proposed exchange of assets of each Target Fund in consideration for the assumption of certain stated liabilities of each Target Fund and shares of the Acquiring Fund, with the Acquiring Fund being the surviving entity in each case. Each proposed Reorganization will be accounted for as a tax-free reorganization in accordance with accounting principles generally accepted in the United States. The historical cost basis of the investments is carried over to the surviving entity. The portfolio managers of the Acquiring Fund have reviewed the portfolio holdings of each Target Fund and do not anticipate disposing of or requesting the disposition of any material portion of the holdings of either Target Fund in preparation for, or as a result of, either Reorganization. Consequently, no material transaction costs in restructuring the portfolio holdings of the Combined Fund are anticipated to be incurred in connection with the Reorganizations. The portfolio managers will, however, need to evaluate the portfolio of the Combined Fund on a continuing basis and the foregoing statement is not intended to be a representation that portfolio holdings of each Target Fund or the Acquiring Fund will not be disposed of in the future.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock National Municipal Fund,

BlackRock Municipal Fund and

BlackRock AMT-Free Municipal Bond Portfolio

As of December 31, 2010 (Unaudited)

(Percentages shown are based on Combined Net Assets)

	Par (000)				Value
Municipal Bonds	BlackRock National Municipal Fund	BlackRock Municipal Fund	BlackRock AMT-Free Municipal Bond Portfolio	BlackRock National Municipal Fund Pro Forma Combined	BlackRock National Municipal Fund	BlackRock Municipal Fund	BlackRock AMT-Free Municipal Bond Portfolio	BlackRock National Municipal Fund Pro Forma Combined
Alabama - 1.3%
Alabama State Docks Department, Refunding RB, 6.00%, 10/01/40	$19,030	$—	$3,700	$22,730	$18,314,091	$—	$3,560,806	$21,874,897
Birmingham Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC):
6.00%, 6/01/34	—	—	860	860	—	—	903,981	903,981
6.00%, 6/01/39	10,235	1,350	3,390	14,975	10,748,490	1,417,730	3,560,076	15,726,296
Courtland IDB Alabama, RB, International Paper Co. Projects, Series A, 6.25%, 11/01/33	2,530	—	—	2,530	2,588,645	—	—	2,588,645
Courtland IDB, Refunding RB, AMT:
Champion International Corp. Project, 6.00%, 8/01/29	185	—	—	185	182,928	—	—	182,928
International Paper Co., Series B, 6.25%, 8/01/25	750	—	—	750	752,603	—	—	752,603
Prattville IDB, RB, Recovery Zone Facility, Series C, 6.25%, 11/01/33	—	—	3,355	3,355	—	—	3,432,769	3,432,769

					32,586,757	1,417,730	11,457,632	45,462,119

Alaska - 0.2%
Borough of Matanuska-Susitna Alaska, RB, Goose Creek Correctional Center (AGC):
6.00%, 9/01/28	—	2,000	—	2,000	—	2,177,260	—	2,177,260
6.00%, 9/01/32	—	5,250	—	5,250	—	5,603,745	—	5,603,745

					—	7,781,005	—	7,781,005

Arizona - 1.1%
Maricopa County & Phoenix Industrial Development Authorities, Refunding RB, S/F, Series A-2, AMT (Ginnie Mae), 5.80%, 7/01/40	2,745	—	—	2,745	2,794,218	—	—	2,794,218
Maricopa County IDA Arizona, RB, Arizona Charter Schools Project, Series A, 6.75%, 7/01/29	3,100	—	—	3,100	2,074,613	—	—	2,074,613
Peoria Improvement District No. 8401 Arizona, Special Assessment Bonds:
Special Assessment No. 8801, 7.30%, 1/01/11	395	—	—	395	395,000	—	—	395,000
Special Assessment No. 8802, 7.20%, 1/01/13	510	—	—	510	519,889	—	—	519,889

Pro Forma Condensed Combined Schedule of Investments for

BlackRock National Municipal Fund,

BlackRock Municipal Fund and

BlackRock AMT-Free Municipal Bond Portfolio

As of December 31, 2010 (Unaudited)

(Percentages shown are based on Combined Net Assets)

	Par (000)				Value
Municipal Bonds	BlackRock National Municipal Fund	BlackRock Municipal Fund	BlackRock AMT-Free Municipal Bond Portfolio	BlackRock National Municipal Fund Pro Forma Combined	BlackRock National Municipal Fund	BlackRock Municipal Fund	BlackRock AMT-Free Municipal Bond Portfolio	BlackRock National Municipal Fund Pro Forma Combined
Arizona (concluded)
Pima County IDA, IDRB, Tucson Electric Power, Series A, 6.38%, 9/01/29	$3,785	$—	$—	$3,785	$3,831,404	$—	$—	$3,831,404
Pima County IDA, Refunding IDRB, Tucson Electric Power, 5.75%, 9/01/29	8,525	—	1,700	10,225	8,428,156	—	1,680,688	10,108,844
Pima County IDA, Refunding RB, Tucson Electric Power Co., San Juan, Series A, 4.95%, 10/01/20	9,425	—	—	9,425	9,286,829	—	—	9,286,829
Pinal County IDA Arizona, RB, San Manuel Facility Project, AMT, 6.25%, 6/01/26	500	—	—	500	416,455	—	—	416,455
Prescott Valley Improvement District Arizona, Special Assessment Bonds, Sewer Collection System Roadway Repair, 7.90%, 1/01/12	60	—	—	60	62,993	—	—	62,993
State of Arizona, COP, Department of Administration, Series A (AGM):
5.00%, 10/01/27	—	2,375	—	2,375	—	2,343,009	—	2,343,009
5.25%, 10/01/28	—	1,025	—	1,025	—	1,027,767	—	1,027,767
Vistancia Community Facilities District Arizona, GO:
5.75%, 7/15/24	3,000	—	—	3,000	3,092,280	—	—	3,092,280
6.75%, 7/15/22	2,125	—	—	2,125	2,189,813	—	—	2,189,813

					33,091,650	3,370,776	1,680,688	38,143,114

California - 14.4%
Antelope Valley Community College District, GO, Election of 2004, Series B (NPFGC), 5.25%, 8/01/39	—	1,050	—	1,050	—	1,031,646	—	1,031,646
Arcadia Unified School District California, GO, CAB, Election of 2006, Series A (AGM), 7.13%, 8/01/39 (a)	—	2,800	—	2,800	—	378,000	—	378,000
Cabrillo Community College District, GO, Election of 2004, Series B (NPFGC):
CAB, 7.04%, 8/01/37 (a)	—	4,100	—	4,100	—	650,957	—	650,957
5.00%, 8/01/36	10,000	—	3,000	13,000	9,857,500	—	2,957,250	12,814,750
California Health Facilities Financing Authority, RB, Sutter Health, Series A, 6.25%, 8/15/35	2,500	—	—	2,500	2,507,775	—	—	2,507,775
California Health Facilities Financing Authority, Refunding RB:
Catholic Healthcare West, Series A, 6.00%, 7/01/34	—	—	3,700	3,700	—	—	3,747,619	3,747,619
Catholic Healthcare West, Series A, 6.00%, 7/01/39	11,905	—	—	11,905	12,175,124	—	—	12,175,124

Pro Forma Condensed Combined Schedule of Investments for

BlackRock National Municipal Fund,

BlackRock Municipal Fund and

BlackRock AMT-Free Municipal Bond Portfolio

As of December 31, 2010 (Unaudited)

(Percentages shown are based on Combined Net Assets)

	Par (000)				Value
Municipal Bonds	BlackRock National Municipal Fund	BlackRock Municipal Fund	BlackRock AMT-Free Municipal Bond Portfolio	BlackRock National Municipal Fund Pro Forma Combined	BlackRock National Municipal Fund	BlackRock Municipal Fund	BlackRock AMT-Free Municipal Bond Portfolio	BlackRock National Municipal Fund Pro Forma Combined
California (continued)
California Health Facilities Financing Authority, Refunding RB: (concluded)
Catholic Healthcare West, Series E, 5.63%, 7/01/25	$15,000	$—	$3,000	$18,000	$15,495,900	$—	$3,099,180	$18,595,080
St. Joseph Health System, Series A, 5.75%, 7/01/39	—	1,000	—	1,000	—	1,006,010	—	1,006,010
California Infrastructure & Economic Development Bank, RB, Kaiser Hospital Assistance I-LLC, Series B, 5.50%, 8/01/31	—	—	2,250	2,250	—	—	2,217,195	2,217,195
California State Public Works Board, RB, Various Capital Projects:
Sub-Series A-1, 6.00%, 3/01/35	10,000	—	—	10,000	9,948,500	—	—	9,948,500
Sub-Series I-1, 6.38%, 11/01/34	7,455	—	1,475	8,930	7,661,727	—	1,515,902	9,177,629
California Statewide Communities Development Authority, RB, Health Facility, Memorial Health Services, Series A, 6.00%, 10/01/23	9,880	—	—	9,880	10,227,183	—	—	10,227,183
California Statewide Communities Development Authority, Refunding RB, Catholic Healthcare West:
Series B, 5.50%, 7/01/30	3,000	—	—	3,000	3,000,000	—	—	3,000,000
Series E, 5.50%, 7/01/31	—	—	2,275	2,275	—	—	2,266,696	2,266,696
Chula Vista Community Facilities District California, Special Tax Bonds, District No. 06-1, Eastlake-Woods, Improvement Area A, 6.15%, 9/01/26	3,215	—	—	3,215	3,224,034	—	—	3,224,034
City of Bakersfield California, RB, Series A (AGM), 5.00%, 9/15/28	8,840	—	—	8,840	8,706,693	—	—	8,706,693
City of Chula Vista California, Refunding RB, San Diego Gas & Electric, Series A, 5.88%, 2/15/34	4,875	—	975	5,850	5,168,329	—	1,033,666	6,201,995
City of Los Angeles California, Refunding RB, Sub-Series A, 5.00%, 6/01/28	4,000	—	—	4,000	4,032,720	—	—	4,032,720
City of Roseville California, Special Tax Bonds, Stoneridge Community Facilities No. 1, 6.30%, 9/01/11 (b)	2,500	—	—	2,500	2,649,050	—	—	2,649,050
City of San Jose California, GO, Libraries, Parks, and Public Safety Project (NPFGC), 5.00%, 9/01/30	—	3,700	—	3,700	—	3,699,741	—	3,699,741
City of San Jose California, Refunding RB, Series A, AMT (AMBAC), 5.50%, 3/01/32	—	6,285	—	6,285	—	5,903,375	—	5,903,375
Coast Community College District California, GO, Refunding, CAB, Election of 2002, Series C (AGM) (a):
5.87%, 8/01/13	—	6,475	—	6,475	—	5,041,370	—	5,041,370
6.97%, 8/01/36	—	5,800	—	5,800	—	1,005,082	—	1,005,082

Pro Forma Condensed Combined Schedule of Investments for

BlackRock National Municipal Fund,

BlackRock Municipal Fund and

BlackRock AMT-Free Municipal Bond Portfolio

As of December 31, 2010 (Unaudited)

(Percentages shown are based on Combined Net Assets)

	Par (000)				Value
Municipal Bonds	BlackRock National Municipal Fund	BlackRock Municipal Fund	BlackRock AMT-Free Municipal Bond Portfolio	BlackRock National Municipal Fund Pro Forma Combined	BlackRock National Municipal Fund	BlackRock Municipal Fund	BlackRock AMT-Free Municipal Bond Portfolio	BlackRock National Municipal Fund Pro Forma Combined
California (continued)
County of Sacramento California, RB, Subordinated and Passenger Facility Charges/Grant, Series C:
6.00%, 7/01/39	$13,265	$—	$2,925	$16,190	$13,775,437	$—	$3,037,554	$16,812,991
6.00%, 7/01/41	—	—	455	455	—	—	472,222	472,222
Fresno Unified School District California, GO, Election of 2001:
Series D (NPFGC), 5.00%, 8/01/27	—	5,070	—	5,070	—	4,980,109	—	4,980,109
Series E (AGM), 5.00%, 8/01/30	—	1,500	—	1,500	—	1,479,660	—	1,479,660
Hesperia Public Financing Authority California, Tax Allocation Bonds, Redevelopment & Housing Projects, Series A (Syncora), 5.50%, 9/01/27	—	10,000	—	10,000	—	8,484,500	—	8,484,500
Imperial Irrigation District, Refunding RB, System, 5.13%, 11/01/38	20,250	—	—	20,250	19,851,277	—	—	19,851,277
Los Angeles Department of Airports, RB, Los Angeles International, Sub-Series B, 5.00%, 5/15/35	—	5,000	—	5,000	—	4,698,150	—	4,698,150
Los Angeles Municipal Improvement Corp., RB:
Real Property, Series E, 6.00%, 9/01/34	2,685	—	1,800	4,485	2,789,447	—	1,870,020	4,659,467
Real Property, Series E, 6.00%, 9/01/39	9,450	—	—	9,450	9,797,760	—	—	9,797,760
Series B1 (NPFGC), 4.75%, 8/01/37	—	9,550	—	9,550	—	8,268,294	—	8,268,294
Modesto Irrigation District, COP:
Capital Improvements, Series A, 6.00%, 10/01/39	9,775	—	1,860	11,635	10,200,017	—	1,940,873	12,140,890
Series B, 5.50%, 7/01/35	15,000	—	—	15,000	15,220,800	—	—	15,220,800
Modesto Schools Infrastructure Financing Agency, Special Tax Bonds (AMBAC), 5.50%, 9/01/36	—	8,965	—	8,965	—	7,644,545	—	7,644,545
Mount Diablo Unified School District California, GO, Election of 2002 (NPFGC), 5.00%, 7/01/27	—	7,250	—	7,250	—	6,997,265	—	6,997,265
Norwalk-La Mirada Unified School District California, GO, Refunding, CAB, Election of 2002, Series E (AGC), 6.84%, 8/01/38 (a)	—	4,900	—	4,900	—	766,507	—	766,507
Orange County Sanitation District, COP, Series B (AGM), 5.00%, 2/01/31	—	1,380	—	1,380	—	1,384,250	—	1,384,250
Orange County Water District, COP, Series B (NPFGC), 5.00%, 8/15/34	12,400	—	—	12,400	12,047,716	—	—	12,047,716
Palm Springs Financing Authority, Refunding RB, Convention Center Project, Series A (NPFGC), 5.50%, 11/01/35	—	6,190	—	6,190	—	5,845,774	—	5,845,774

Pro Forma Condensed Combined Schedule of Investments for

BlackRock National Municipal Fund,

BlackRock Municipal Fund and

BlackRock AMT-Free Municipal Bond Portfolio

As of December 31, 2010 (Unaudited)

(Percentages shown are based on Combined Net Assets)

	Par (000)				Value
Municipal Bonds	BlackRock National Municipal Fund	BlackRock Municipal Fund	BlackRock AMT-Free Municipal Bond Portfolio	BlackRock National Municipal Fund Pro Forma Combined	BlackRock National Municipal Fund	BlackRock Municipal Fund	BlackRock AMT-Free Municipal Bond Portfolio	BlackRock National Municipal Fund Pro Forma Combined
California (continued)
Palomar Community College District, GO, CAB, Election of 2006, Series B, 6.87%, 8/01/39 (c)	$—	$15,000	$—	$15,000	$—	$5,267,250	$—	$5,267,250
Pittsburg Redevelopment Agency, Tax Allocation Bonds, Refunding, Subordinate, Los Medanos Community Project, Series A, 6.50%, 9/01/28	10,000	—	2,020	12,020	10,611,300	—	2,143,482	12,754,782
Pittsburg Unified School District, COP, 6.20%, 9/01/34	10,465	—	—	10,465	10,470,860	—	—	10,470,860
Port of Oakland, RB, Series K, AMT (NPFGC), 5.88%, 11/01/30	2,950	—	—	2,950	2,949,971	—	—	2,949,971
Rialto Unified School District California, GO, CAB, Series A (NPFGC), 7.10%, 6/01/25 (a)	—	11,685	—	11,685	—	4,506,087	—	4,506,087
Roseville Joint Union High School District California, GO, Election of 2004, Series A (NPFGC), 5.00%, 8/01/29	—	5,000	—	5,000	—	4,922,500	—	4,922,500
Sacramento Unified School District California, GO, Election of 1999, Series B (NPFGC), 5.00%, 7/01/26	—	5,015	—	5,015	—	5,022,874	—	5,022,874
San Diego Community College District California, GO, Election of 2002 (AGM), 5.00%, 5/01/30	—	2,685	—	2,685	—	2,674,931	—	2,674,931
San Diego County Water Authority, COP, Refunding, Series 2002-A (NPFGC), 5.00%, 5/01/32	10,000	—	—	10,000	9,472,000	—	—	9,472,000
San Francisco City & County Airports Commission, RB, Series E, 6.00%, 5/01/39	24,300	—	—	24,300	25,784,730	—	—	25,784,730
San Francisco City & County Airports Commission, Refunding RB, Second Series 34E, AMT (AGM):
5.75%, 5/01/21	8,220	—	—	8,220	8,913,932	—	—	8,913,932
5.75%, 5/01/23	17,000	—	—	17,000	18,070,320	—	—	18,070,320
San Francisco City & County Redevelopment Agency, Special Tax Bonds, Community Facilities District No. 6-Mission, Series A:
6.00%, 8/01/21	5,000	—	—	5,000	5,001,100	—	—	5,001,100
6.00%, 8/01/25	2,550	—	—	2,550	2,449,377	—	—	2,449,377
San Francisco Uptown Parking Corp. California, RB, Union Square (NPFGC), 6.00%, 7/01/20	1,075	—	—	1,075	1,120,516	—	—	1,120,516
San Jose Unified School District Santa Clara County California, GO, Election of 2002, Series B (NPFGC), 5.00%, 8/01/29	—	3,650	—	3,650	—	3,652,811	—	3,652,811
San Juan Water District, COP, Series A, 6.00%, 2/01/39	10,000	—	—	10,000	10,576,000	—	—	10,576,000

Pro Forma Condensed Combined Schedule of Investments for

BlackRock National Municipal Fund,

BlackRock Municipal Fund and

BlackRock AMT-Free Municipal Bond Portfolio

As of December 31, 2010 (Unaudited)

(Percentages shown are based on Combined Net Assets)

	Par (000)				Value
Municipal Bonds	BlackRock National Municipal Fund	BlackRock Municipal Fund	BlackRock AMT-Free Municipal Bond Portfolio	BlackRock National Municipal Fund Pro Forma Combined	BlackRock National Municipal Fund	BlackRock Municipal Fund	BlackRock AMT-Free Municipal Bond Portfolio	BlackRock National Municipal Fund Pro Forma Combined
California (concluded)
Santa Clara County Financing Authority, Refunding LRB, Series L, 5.25%, 5/15/36	$12,000	$—	$—	$12,000	$11,639,280	$—	$—	$11,639,280
Santa Margarita Water District California, Special Tax Bonds, Refunding, Facilities District No. 99-1, 6.20%, 9/01/20	2,650	—	—	2,650	2,690,386	—	—	2,690,386
State of California, GO, Various Purpose:
6.00%, 3/01/33	16,000	—	2,850	18,850	16,545,280	—	2,947,128	19,492,408
6.50%, 4/01/33	38,000	—	9,700	47,700	40,723,080	—	10,395,102	51,118,182
Tahoe-Truckee Unified School District, GO, School Facility Improvement District 2, Election of 2002, Series A (NPFGC), 5.25%, 8/01/29	—	2,535	—	2,535	—	2,542,757	—	2,542,757
Tuolumne Wind Project Authority, RB, Tuolumne Co. Project, Series A, 5.88%, 1/01/29	16,130	—	3,225	19,355	17,018,602	—	3,402,665	20,421,267
Tustin Unified School District California, Special Tax Bonds, Senior Lien, Community Facilities District 97-1, Series A (AGM), 5.00%, 9/01/32	—	7,730	—	7,730	—	7,484,031	—	7,484,031
University of California, RB, Series O, 5.75%, 5/15/34	—	1,450	—	1,450	—	1,549,122	—	1,549,122

					372,373,723	106,887,598	43,046,554	522,307,875

Colorado - 0.7%
Colorado Health Facilities Authority, RB, Catholic Health Initiatives, Series D, 6.25%, 10/01/33	3,520	—	775	4,295	3,744,189	—	824,360	4,568,549
Colorado Housing & Finance Authority, RB, S/F Program, Senior Series B-3, 6.55%, 10/01/16	105	—	—	105	109,269	—	—	109,269
Colorado Housing & Finance Authority, Refunding RB, S/F Program:
Senior Series A-2, AMT, 7.50%, 4/01/31	135	—	—	135	141,361	—	—	141,361
Senior Series A-3, 7.35%, 10/01/30	60	—	—	60	62,870	—	—	62,870
Senior Series C-3 (FHA), 6.75%, 10/01/21	235	—	—	235	255,111	—	—	255,111
Senior Series C-3 (FHA), 7.15%, 10/01/30	55	—	—	55	56,078	—	—	56,078
Series B-2, AMT, 7.10%, 4/01/17	45	—	—	45	46,568	—	—	46,568
Series B-2, AMT, 7.25%, 10/01/31	430	—	—	430	440,784	—	—	440,784
Series C-2, AMT (FHA), 7.25%, 10/01/31	165	—	—	165	165,934	—	—	165,934

Pro Forma Condensed Combined Schedule of Investments for

BlackRock National Municipal Fund,

BlackRock Municipal Fund and

BlackRock AMT-Free Municipal Bond Portfolio

As of December 31, 2010 (Unaudited)

(Percentages shown are based on Combined Net Assets)

	Par (000)				Value
Municipal Bonds	BlackRock National Municipal Fund	BlackRock Municipal Fund	BlackRock AMT-Free Municipal Bond Portfolio	BlackRock National Municipal Fund Pro Forma Combined	BlackRock National Municipal Fund	BlackRock Municipal Fund	BlackRock AMT-Free Municipal Bond Portfolio	BlackRock National Municipal Fund Pro Forma Combined
Colorado (concluded)
Elk Valley Public Improvement Corp., RB, Public Improvement Fee:
Series A, 7.35%, 9/01/31	$7,560	$—	$—	$7,560	$7,955,766	$—	$—	$7,955,766
Series B, 7.45%, 9/01/31	705	—	—	705	742,372	—	—	742,372
Plaza Metropolitan District No. 1 Colorado, Tax Allocation Bonds, Public Improvement Fee, Tax Increment:
8.00%, 12/01/25	7,700	—	—	7,700	7,575,722	—	—	7,575,722
Subordinate, 8.13%, 12/01/25	1,885	—	—	1,885	1,692,504	—	—	1,692,504

					22,988,528	—	824,360	23,812,888

Connecticut - 0.1%
Connecticut State Development Authority, RB, Bridgeport, AMT (AMBAC), 6.15%, 4/01/35	1,250	—	—	1,250	1,210,125	—	—	1,210,125
Connecticut State Health & Educational Facility Authority, RB, Bridgeport Hospital, Series A (NPFGC), 6.63%, 7/01/18	1,000	—	—	1,000	1,012,360	—	—	1,012,360
Connecticut State Health & Educational Facility Authority, Refunding RB (Radian), 6.63%, 7/01/26	640	—	—	640	640,141	—	—	640,141

					2,862,626	—	—	2,862,626

Delaware - 0.6%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Project, 6.00%, 10/01/40	12,000	—	3,000	15,000	11,517,480	—	2,879,370	14,396,850
Delaware State EDA, RB, Exempt Facilities, Indian River Power, 5.38%, 10/01/45	9,000	—	—	9,000	7,964,640	—	—	7,964,640

					19,482,120	—	2,879,370	22,361,490

District of Columbia - 1.0%
District of Columbia, RB, Series A, 5.50%, 12/01/30	17,000	—	3,530	20,530	18,044,140	—	3,746,813	21,790,953
District of Columbia Water & Sewer Authority, RB, Series A:
6.00%, 10/01/35	7,630	—	—	7,630	8,251,998	—	—	8,251,998
5.50%, 10/01/39	6,475	—	—	6,475	6,684,531	—	—	6,684,531

					32,980,669	—	3,746,813	36,727,482

Pro Forma Condensed Combined Schedule of Investments for

BlackRock National Municipal Fund,

BlackRock Municipal Fund and

BlackRock AMT-Free Municipal Bond Portfolio

As of December 31, 2010 (Unaudited)

(Percentages shown are based on Combined Net Assets)

	Par (000)				Value
Municipal Bonds	BlackRock National Municipal Fund	BlackRock Municipal Fund	BlackRock AMT-Free Municipal Bond Portfolio	BlackRock National Municipal Fund Pro Forma Combined	BlackRock National Municipal Fund	BlackRock Municipal Fund	BlackRock AMT-Free Municipal Bond Portfolio	BlackRock National Municipal Fund Pro Forma Combined
Florida - 8.2%
Anthem Park Community Development District, Special Assessment Bonds, 5.80%, 5/01/36 (d)(e)	$1,815	$—	$—	$1,815	$1,188,698	$—	$—	$1,188,698
City of Tampa Florida, Refunding RB (AGM), 6.00%, 10/01/16	—	—	1,455	1,455	—	—	1,724,815	1,724,815
Collier County School Board, COP (AGM), 5.00%, 2/15/23	—	2,000	—	2,000	—	2,059,120	—	2,059,120
County of Broward Florida, RB, Series A, 5.25%, 10/01/34	—	1,450	—	1,450	—	1,456,293	—	1,456,293
County of Duval Florida, COP, Master Lease Program (AGM), 5.00%, 7/01/33	—	7,050	—	7,050	—	6,546,630	—	6,546,630
County of Escambia Florida, RB, International Paper Co. Projects, Series B, 6.25%, 11/01/33	7,500	—	—	7,500	7,673,850	—	—	7,673,850
County of Lee Florida, RB, Series A, AMT (AGM), 6.00%, 10/01/29	13,015	—	—	13,015	13,082,678	—	—	13,082,678
County of Miami-Dade Florida, GO, Building Better Communities Program:
Series B, 6.38%, 7/01/28	7,750	—	1,550	9,300	8,478,112	—	1,695,622	10,173,734
Series B-1, 5.75%, 7/01/33	—	2,400	—	2,400	—	2,475,120	—	2,475,120
Series B-1, 6.00%, 7/01/38	25,000	—	5,000	30,000	26,612,000	—	5,322,400	31,934,400
County of Miami-Dade Florida, RB:
Jackson Health System (AGC), 5.75%, 6/01/39	—	4,885	—	4,885	—	4,971,416	—	4,971,416
Miami International Airport, Series A, AMT (AGC), 5.50%, 10/01/26	—	7,000	—	7,000	—	6,905,080	—	6,905,080
Miami International Airport, Series A, AMT (AGC), 5.50%, 10/01/27	—	5,495	—	5,495	—	5,376,857	—	5,376,857
Water & Sewer System (AGM), 5.00%, 10/01/39	—	7,150	—	7,150	—	6,937,287	—	6,937,287
County of Miami-Dade Florida, Refunding RB:
Miami International Airport, AMT (AGC), 5.00%, 10/01/40	—	7,380	—	7,380	—	6,537,721	—	6,537,721
Miami International Airport, Series A-1, 5.50%, 10/01/30	8,855	—	2,700	11,555	8,836,227	—	2,694,276	11,530,503
Series C, 6.00%, 10/01/23	20,000	—	5,000	25,000	22,272,200	—	5,568,050	27,840,250
Fiddlers Creek Community Development District No. 2, Special Assessment Bonds (d)(e):
Series A, 6.38%, 5/01/35	6,850	—	—	6,850	2,187,890	—	—	2,187,890
Series B, 5.75%, 5/01/13	555	—	—	555	177,267	—	—	177,267

Pro Forma Condensed Combined Schedule of Investments for

BlackRock National Municipal Fund,

BlackRock Municipal Fund and

BlackRock AMT-Free Municipal Bond Portfolio

As of December 31, 2010 (Unaudited)

(Percentages shown are based on Combined Net Assets)

	Par (000)				Value
Municipal Bonds	BlackRock National Municipal Fund	BlackRock Municipal Fund	BlackRock AMT-Free Municipal Bond Portfolio	BlackRock National Municipal Fund Pro Forma Combined	BlackRock National Municipal Fund	BlackRock Municipal Fund	BlackRock AMT-Free Municipal Bond Portfolio	BlackRock National Municipal Fund Pro Forma Combined
Florida (continued)
Florida Housing Finance Corp., RB, Homeowner Mortgage, Series 3, AMT (NPFGC), 6.35%, 7/01/28	$510	$—	$—	$510	$533,827	$—	$—	$533,827
Florida Housing Finance Corp., Refunding RB, AMT, Homeowner Mortgage:
Series 1 (Ginnie Mae), 6.00%, 7/01/39	4,265	—	—	4,265	4,386,425	—	—	4,386,425
Series 4 (AGM), 6.25%, 7/01/22	290	—	—	290	293,637	—	—	293,637
Series 4 (Ginnie Mae), 5.15%, 7/01/37	—	3,860	—	3,860	—	3,880,304	—	3,880,304
Florida State Board of Education, GO, Series A:
5.38%, 6/01/33	—	—	4,000	4,000	—	—	4,157,560	4,157,560
5.50%, 6/01/38	—	—	4,750	4,750	—	—	4,974,438	4,974,438
Florida State Board of Education, RB, Series A, 5.75%, 7/01/28	—	—	3,890	3,890	—	—	4,162,261	4,162,261
Harbor Bay Community Development District Florida, Special Assessment Bonds, Series A, 7.00%, 5/01/33	935	—	—	935	886,502	—	—	886,502
Highland Meadows Community Development District, Special Assessment Bonds, Series A, 5.50%, 5/01/36 (d)(e)	1,090	—	—	1,090	420,032	—	—	420,032
Hillsborough County Aviation Authority Florida, RB, Series A, AMT (AGC), 5.38%, 10/01/33	—	5,000	—	5,000	—	4,745,000	—	4,745,000
Hillsborough County IDA, RB, National Gypsum Co., AMT:
Series A, 7.13%, 4/01/30	6,000	—	—	6,000	5,427,960	—	—	5,427,960
Series B, 7.13%, 4/01/30	7,750	—	—	7,750	7,011,115	—	—	7,011,115
Jacksonville Economic Development Commission, RB:
Mayo Clinic Jacksonville, Series B, 5.50%, 11/15/36	2,000	—	—	2,000	2,014,340	—	—	2,014,340
Mayo Clinic, Series A (NPFGC), 5.50%, 11/15/36	1,000	—	—	1,000	1,007,170	—	—	1,007,170
Jacksonville Electric Authority Florida, RB:
Scherer 4 Project, Series A, 6.00%, 10/01/37	8,225	—	3,000	11,225	8,857,256	—	3,230,610	12,087,866
Sub-Series A, 5.63%, 10/01/32	10,525	—	—	10,525	11,050,513	—	—	11,050,513
Jacksonville Electric Authority Florida, Refunding RB, Series D, 5.00%, 10/01/39	1,795	—	—	1,795	1,762,618	—	—	1,762,618
Jacksonville Port Authority, RB, AMT (AGC), 6.00%, 11/01/38	8,105	—	—	8,105	8,174,460	—	—	8,174,460
Lee County Housing Finance Authority, RB, Multi-County Program, Series A-2, AMT (Ginnie Mae), 6.00%, 9/01/40	560	—	—	560	596,624	—	—	596,624
Lexington Oaks Community District, Special Assessment Bonds, Series A, 6.70%, 5/01/33	1,075	—	—	1,075	1,084,008	—	—	1,084,008

Pro Forma Condensed Combined Schedule of Investments for

BlackRock National Municipal Fund,

BlackRock Municipal Fund and

BlackRock AMT-Free Municipal Bond Portfolio

As of December 31, 2010 (Unaudited)

(Percentages shown are based on Combined Net Assets)

	Par (000)				Value
Municipal Bonds	BlackRock National Municipal Fund	BlackRock Municipal Fund	BlackRock AMT-Free Municipal Bond Portfolio	BlackRock National Municipal Fund Pro Forma Combined	BlackRock National Municipal Fund	BlackRock Municipal Fund	BlackRock AMT-Free Municipal Bond Portfolio	BlackRock National Municipal Fund Pro Forma Combined
Florida (concluded)
Miami-Dade County School Board, COP, Refunding, Series B (AGC), 5.25%, 5/01/31	$—	$2,500	$—	$2,500	$—	$2,505,850	$—	$2,505,850
Orange County Health Facilities Authority, RB, The Nemours Foundation Project, Series A, 5.00%, 1/01/39	5,000	—	2,025	7,025	4,789,450	—	1,939,727	6,729,177
Orange County School Board, COP, Series A:
(AGC), 5.50%, 8/01/34	11,100	—	2,300	13,400	11,343,090	—	2,350,370	13,693,460
(NPFGC), 5.00%, 8/01/32	—	6,975	—	6,975	—	6,570,799	—	6,570,799
Orlando Urban Community Development District Florida, Special Assessment Bonds, Capital Improvement, Series A, 6.95%, 5/01/11 (b)	930	—	—	930	955,166	—	—	955,166
Panther Trace II Community Development District, Special Assessment Bonds, Special Assessment, 5.13%, 11/01/13	8,020	—	2,405	10,425	7,063,214	—	2,118,084	9,181,298
Santa Rosa County School Board, COP, Refunding, Series 2 (NPFGC), 5.25%, 2/01/26	2,000	—	—	2,000	2,038,280	—	—	2,038,280
Sarasota County Public Hospital District, RB, Sarasota Memorial Hospital Project, Series A, 5.63%, 7/01/39	14,570	500	5,000	20,070	14,643,287	502,515	5,025,150	20,170,952
South Florida Water Management District, COP (AGC), 5.00%, 10/01/22	—	3,500	—	3,500	—	3,595,935	—	3,595,935
St. Lucie West Services District, Refunding RB, Senior Lien (NPFGC), 6.00%, 10/01/22	2,000	—	—	2,000	2,046,040	—	—	2,046,040
Sterling Hill Community Development District, Special Assessment Bonds, Refunding, Series B, 5.50%, 11/01/10 (d)(e)	165	—	—	165	115,401	—	—	115,401
Watergrass Community Development District, Special Assessment Bonds, Series B:
5.13%, 11/01/14	1,000	—	—	1,000	611,000	—	—	611,000
6.96%, 11/01/17	2,280	—	—	2,280	2,058,247	—	—	2,058,247

					189,678,584	65,065,927	44,963,363	299,707,874

Georgia - 3.1%
City of Atlanta Georgia, RB, General, Series B, AMT (NPFGC), 5.63%, 1/01/30	20,000	—	—	20,000	20,124,000	—	—	20,124,000
City of Atlanta Georgia, Refunding RB, General, Series C, 6.00%, 1/01/30	25,000	—	5,000	30,000	26,464,250	—	5,292,850	31,757,100

Pro Forma Condensed Combined Schedule of Investments for

BlackRock National Municipal Fund,

BlackRock Municipal Fund and

BlackRock AMT-Free Municipal Bond Portfolio

As of December 31, 2010 (Unaudited)

(Percentages shown are based on Combined Net Assets)

	Par (000)				Value
Municipal Bonds	BlackRock National Municipal Fund	BlackRock Municipal Fund	BlackRock AMT-Free Municipal Bond Portfolio	BlackRock National Municipal Fund Pro Forma Combined	BlackRock National Municipal Fund	BlackRock Municipal Fund	BlackRock AMT-Free Municipal Bond Portfolio	BlackRock National Municipal Fund Pro Forma Combined
Georgia (concluded)
County of DeKalb Georgia, Refunding RB, Series B (AGM), 5.25%, 10/01/32	$—	$1,500	$—	$1,500	$—	$1,542,075	$—	$1,542,075
DeKalb County Hospital Authority Georgia, RB, DeKalb Medical Center Inc. Project, 6.13%, 9/01/40	3,535	—	750	4,285	3,442,772	—	730,433	4,173,205
Forsyth County School District, GO, 6.70%, 7/01/12	—	—	440	440	—	—	462,708	462,708
Fulton County Residential Care Facilities for the Elderly Authority, Refunding RB, Canterbury Court Project, Series A, 6.00%, 2/15/22	2,250	—	—	2,250	2,099,273	—	—	2,099,273
Gwinnett County Hospital Authority, Refunding RB, Gwinnett Hospital System, Series D (AGM), 5.50%, 7/01/41	—	475	—	475	—	458,014	—	458,014
Municipal Electric Authority of Georgia, RB, Series Y (AMBAC):
6.40%, 1/01/11 (b)	—	90	—	90	—	90,000	—	90,000
6.40%, 1/01/13 (f)	—	340	—	340	—	359,067	—	359,067
6.40%, 1/01/13	—	5,740	—	5,740	—	6,008,747	—	6,008,747
Municipal Electric Authority of Georgia, Refunding RB:
Project One, Sub-Series D, 6.00%, 1/01/23	10,000	—	2,000	12,000	10,959,200	—	2,191,840	13,151,040
Series BB, 5.70%, 1/01/19	—	—	975	975	—	—	1,090,888	1,090,888
Series EE (AMBAC), 7.00%, 1/01/25	—	20,000	—	20,000	—	24,471,200	—	24,471,200
Richmond County Development Authority, RB, Recovery Zone Facility, International Paper Co., Series B, 6.25%, 11/01/33	3,625	—	—	3,625	3,709,027	—	—	3,709,027
Rockdale County Development Authority, RB, Visy Paper Project, Series A, AMT, 6.13%, 1/01/34	5,000	—	—	5,000	4,581,600	—	—	4,581,600

					71,380,122	32,929,103	9,768,719	114,077,944

Illinois - 7.9%
Bolingbrook Special Service Area No. 1, Special Tax Bonds, Forest City Project, 5.90%, 3/01/27	1,000	—	—	1,000	795,880	—	—	795,880
Chicago Board of Education, GO, Series D (AGM), 5.00%, 12/01/28	—	—	5,000	5,000	—	—	4,783,050	4,783,050
Chicago Park District, GO, Harbor Facilities, Series C:
5.25%, 1/01/37	12,135	—	—	12,135	11,816,214	—	—	11,816,214
5.25%, 1/01/40	—	1,000	—	1,000	—	968,190	—	968,190
Chicago Transit Authority, RB, Federal Transit Administration Section 5309, Series A (AGC), 6.00%, 6/01/26	12,425	—	2,575	15,000	13,662,903	—	2,831,547	16,494,450

Pro Forma Condensed Combined Schedule of Investments for

BlackRock National Municipal Fund,

BlackRock Municipal Fund and

BlackRock AMT-Free Municipal Bond Portfolio

As of December 31, 2010 (Unaudited)

(Percentages shown are based on Combined Net Assets)

	Par (000)				Value
Municipal Bonds	BlackRock National Municipal Fund	BlackRock Municipal Fund	BlackRock AMT-Free Municipal Bond Portfolio	BlackRock National Municipal Fund Pro Forma Combined	BlackRock National Municipal Fund	BlackRock Municipal Fund	BlackRock AMT-Free Municipal Bond Portfolio	BlackRock National Municipal Fund Pro Forma Combined
Illinois (continued)
City of Chicago Illinois, ARB, General, Third Lien, Series B-2, AMT:
(NPFGC), 6.00%, 1/01/27	$—	$17,690	$—	$17,690	$—	$18,137,557	$—	$18,137,557
(Syncora), 6.00%, 1/01/29	55,000	—	—	55,000	56,177,000	—	—	56,177,000
City of Chicago Illinois, GO, CAB, City Colleges (NPFGC), 6.50%, 1/01/33 (a)	—	22,500	—	22,500	—	5,508,225	—	5,508,225
City of Chicago Illinois, GO, Refunding:
Series A (AGM), 5.00%, 1/01/25	—	5,000	—	5,000	—	4,901,400	—	4,901,400
Series C (NPFGC), 5.00%, 1/01/31	—	5,000	—	5,000	—	4,585,500	—	4,585,500
City of Chicago Illinois, RB, Series A (BHAC), 5.50%, 1/01/38	—	3,000	—	3,000	—	3,031,230	—	3,031,230
City of Chicago Illinois, Refunding RB, Second Lien, 5.25%, 11/01/38	12,870	—	—	12,870	12,831,647	—	—	12,831,647
City of Chicago Illinois, Special Assessment Bonds, Lake Shore East, 6.75%, 12/01/32	2,000	—	—	2,000	1,829,660	—	—	1,829,660
County of Cook Illinois, GO, Refunding, Series A, 5.25%, 11/15/33	—	2,300	—	2,300	—	2,278,702	—	2,278,702
County of Cook Illinois, RB, Navistar International Corp. Project, Recovery Zone Facility, 6.50%, 10/15/40	6,500	—	—	6,500	6,467,825	—	—	6,467,825
Illinois Finance Authority, RB:
Advocate Health Care Network, Series D, 6.50%, 11/01/38	5,700	—	1,110	6,810	6,095,694	—	1,187,056	7,282,750
Community Rehabilitation Providers Facilities, Series A, 6.50%, 7/01/22	3,140	—	—	3,140	2,967,708	—	—	2,967,708
Navistar International, Recovery Zone, 6.50%, 10/15/40	4,500	—	3,000	7,500	4,477,725	—	2,985,150	7,462,875
Roosevelt University Project, 6.50%, 4/01/39	8,000	—	—	8,000	8,185,200	—	—	8,185,200
Rush University Medical Center Obligation Group, Series A, 7.25%, 11/01/30	6,900	—	—	6,900	7,627,053	—	—	7,627,053
Rush University Medical Center Obligation Group, Series B, 7.25%, 11/01/30	5,280	—	—	5,280	5,836,354	—	—	5,836,354
Rush University Medical Center, Series C, 6.38%, 11/01/29	2,860	—	—	2,860	2,976,745	—	—	2,976,745
University of Chicago, Series B, 6.25%, 7/01/38	20,000	—	5,000	25,000	22,060,000	—	5,515,000	27,575,000
Illinois Finance Authority, Refunding RB:
Central DuPage Health, Series B, 5.50%, 11/01/39	—	4,200	—	4,200	—	4,163,628	—	4,163,628
Northwestern Memorial Hospital, Series A, 6.00%, 8/15/39	9,400	—	1,845	11,245	9,883,254	—	1,939,852	11,823,106
OSF Healthcare System, Series A, 7.00%, 11/15/27	3,335	—	—	3,335	3,431,048	—	—	3,431,048
OSF Healthcare System, Series A, 7.13%, 11/15/35	1,790	—	—	1,790	1,832,477	—	—	1,832,477
OSF Healthcare System, Series A, 6.00%, 5/15/39	6,000	—	1,000	7,000	5,627,820	—	937,970	6,565,790

Pro Forma Condensed Combined Schedule of Investments for

BlackRock National Municipal Fund,

BlackRock Municipal Fund and

BlackRock AMT-Free Municipal Bond Portfolio

As of December 31, 2010 (Unaudited)

(Percentages shown are based on Combined Net Assets)

	Par (000)				Value
Municipal Bonds	BlackRock National Municipal Fund	BlackRock Municipal Fund	BlackRock AMT-Free Municipal Bond Portfolio	BlackRock National Municipal Fund Pro Forma Combined	BlackRock National Municipal Fund	BlackRock Municipal Fund	BlackRock AMT-Free Municipal Bond Portfolio	BlackRock National Municipal Fund Pro Forma Combined
Illinois (concluded)
Illinois State Toll Highway Authority, RB, Series B, 5.50%, 1/01/33	$—	$3,125	$—	$3,125	$—	$3,126,781	$—	$3,126,781
Illinois State Toll Highway Authority, Refunding RB, Senior Series A-1, 5.00%, 1/01/31	—	5,000	—	5,000	—	4,739,650	—	4,739,650
Metropolitan Pier & Exposition Authority, RB, CAB, McCormick Place Expansion Project, Series A (NPFGC), 6.48%, 6/15/30 (a)	—	10,000	—	10,000	—	2,891,700	—	2,891,700
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, McCormick Place Expansion Project, Series B (AGM) (a):
6.22%, 6/15/27	—	2,250	—	2,250	—	821,182	—	821,182
6.73%, 6/15/44	—	5,950	—	5,950	—	649,800	—	649,800
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	8,750	—	1,840	10,590	8,573,775	—	1,802,942	10,376,717
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	—	4,500	—	4,500	—	4,289,985	—	4,289,985
Village of Hodgkins Illinois, RB, Metropolitan Biosolids Management LLC Project, AMT, 6.00%, 11/01/23	10,000	—	—	10,000	10,001,200	—	—	10,001,200
Village of Wheeling Illinois, Tax Allocation Bonds, North Milwaukee/Lake-Cook TIF Project, 6.00%, 1/01/25	1,540	—	—	1,540	1,379,932	—	—	1,379,932

					204,537,114	60,093,530	21,982,567	286,613,211

Indiana - 2.8%
Indiana Finance Authority, RB, Trinity Health, Series A, 5.63%, 12/01/38	10,000	—	2,000	12,000	10,292,500	—	2,058,500	12,351,000
Indiana Finance Authority, Refunding RB:
Duke Energy Indiana Project, Series B, 6.00%, 8/01/39	8,335	—	1,665	10,000	8,686,070	—	1,735,130	10,421,200
Improvement, U.S. Steel Corp., 6.00%, 12/01/26	10,500	—	2,000	12,500	10,106,145	—	1,924,980	12,031,125
Parkview Health System, Series A, 5.75%, 5/01/31	—	—	1,500	1,500	—	—	1,508,745	1,508,745
Sisters of St. Francis Health, 5.25%, 11/01/28	—	—	1,490	1,490	—	—	1,498,448	1,498,448
Indiana Health Facility Financing Authority, Refunding RB, Methodist Hospital Inc., 5.50%, 9/15/31	—	—	1,320	1,320	—	—	1,066,916	1,066,916
Indiana Municipal Power Agency, RB, Series B:
5.75%, 1/01/34	—	700	—	700	—	708,050	—	708,050
6.00%, 1/01/39	10,500	—	2,120	12,620	10,925,670	—	2,205,945	13,131,615
Indianapolis Local Public Improvement Bond Bank, RB, Waterworks Project, Series 2007-L (NPFGC), 5.25%, 7/01/23	—	2,500	—	2,500	—	2,588,000	—	2,588,000

Pro Forma Condensed Combined Schedule of Investments for

BlackRock National Municipal Fund,

BlackRock Municipal Fund and

BlackRock AMT-Free Municipal Bond Portfolio

As of December 31, 2010 (Unaudited)

(Percentages shown are based on Combined Net Assets)

	Par (000)				Value
Municipal Bonds	BlackRock National Municipal Fund	BlackRock Municipal Fund	BlackRock AMT-Free Municipal Bond Portfolio	BlackRock National Municipal Fund Pro Forma Combined	BlackRock National Municipal Fund	BlackRock Municipal Fund	BlackRock AMT-Free Municipal Bond Portfolio	BlackRock National Municipal Fund Pro Forma Combined
Indiana (concluded)
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A:
(AGC), 5.50%, 1/01/38	$34,125	$3,150	$6,640	$43,915	$35,238,840	$3,252,816	$6,856,730	$45,348,386
5.50%, 1/01/29	—	—	2,000	2,000	—	—	2,059,960	2,059,960

					75,249,225	6,548,866	20,915,354	102,713,445

Iowa - 0.3%
Iowa Finance Authority, RB, Series A (AGC), 5.63%, 8/15/37	—	5,600	5,805	11,405	—	5,767,216	5,978,337	11,745,553

Kansas - 0.0%
Sedgwick & Shawnee Counties Kansas, RB, Mortgage-Backed Securities, Series A1, AMT (Ginnie Mae), 6.95%, 6/01/29	685	—	—	685	721,606	—	—	721,606

Kentucky - 0.7%
Kentucky Economic Development Finance Authority, RB, Louisville Arena, Sub-Series A-1 (AGC), 6.00%, 12/01/42	2,500	—	—	2,500	2,561,550	—	—	2,561,550
Kentucky Economic Development Finance Authority, Refunding RB, Owensboro Medical Health System, Series A, 6.38%, 6/01/40	5,000	—	1,200	6,200	4,937,500	—	1,185,000	6,122,500
Louisville/Jefferson County Metropolitan Government, Refunding RB, Jewish Hospital & St. Mary’s HealthCare, 6.13%, 2/01/37	12,000	—	3,000	15,000	12,335,280	—	3,083,820	15,419,100

					19,834,330	—	4,268,820	24,103,150

Louisiana - 0.7%
Louisiana HFA, RB, S/F, Series D-2, AMT (Ginnie Mae), 5.80%, 6/01/20	145	—	—	145	149,708	—	—	149,708
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp.:
Projects, 6.75%, 11/01/32	3,500	—	—	3,500	3,517,395	—	—	3,517,395
Series A, 6.50%, 8/01/29	6,665	—	3,335	10,000	6,656,669	—	3,330,831	9,987,500
Series A-1, 6.50%, 11/01/35	8,360	—	2,800	11,160	8,276,734	—	2,772,112	11,048,846
New Orleans Aviation Board Louisiana, Refunding GARB, Restructuring, Series A-2 (AGC), 6.00%, 1/01/23	—	—	1,370	1,370	—	—	1,503,890	1,503,890

					18,600,506	—	7,606,833	26,207,339

Pro Forma Condensed Combined Schedule of Investments for

BlackRock National Municipal Fund,

BlackRock Municipal Fund and

BlackRock AMT-Free Municipal Bond Portfolio

As of December 31, 2010 (Unaudited)

(Percentages shown are based on Combined Net Assets)

	Par (000)				Value
Municipal Bonds	BlackRock National Municipal Fund	BlackRock Municipal Fund	BlackRock AMT-Free Municipal Bond Portfolio	BlackRock National Municipal Fund Pro Forma Combined	BlackRock National Municipal Fund	BlackRock Municipal Fund	BlackRock AMT-Free Municipal Bond Portfolio	BlackRock National Municipal Fund Pro Forma Combined
Maryland - 0.7%
Maryland Community Development Administration, HRB, Series B, AMT, 6.15%, 1/01/21	$730	$—	$—	$730	$730,818	$—	$—	$730,818
Maryland Community Development Administration, RB, Waters Landing II Apartments, Series A, Mandatory Put Bonds, AMT, 5.88%, 8/01/33 (g)	1,000	—	—	1,000	1,008,620	—	—	1,008,620
Maryland Community Development Administration, Refunding RB, Residential, Series A, AMT, 5.75%, 9/01/39	—	7,110	—	7,110	—	7,397,671	—	7,397,671
Maryland EDC, RB:
Term Project, Series B, 5.75%, 6/01/35	1,500	—	—	1,500	1,424,580	—	—	1,424,580
Transportation Facilities Project, Series A, 5.75%, 6/01/35	2,350	—	500	2,850	2,209,282	—	470,060	2,679,342
Maryland Health & Higher Educational Facilities Authority, RB, University of Maryland Medical System, Series B (NPFGC), 7.00%, 7/01/22	—	4,400	—	4,400	—	5,043,544	—	5,043,544
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Charlestown Community, 6.25%, 1/01/41	5,000	—	1,000	6,000	4,887,500	—	977,500	5,865,000

					10,260,800	12,441,215	1,447,560	24,149,575

Massachusetts - 1.1%
Massachusetts Development Finance Agency, RB, Series A:
Foxborough Regional Charter School, 7.00%, 7/01/42	—	—	1,375	1,375	—	—	1,400,754	1,400,754
Linden Ponds Inc. Facility, 5.75%, 11/15/35	—	—	1,000	1,000	—	—	709,340	709,340
Massachusetts HFA, RB:
Rental Mortgage, Series C, AMT (AGM), 5.60%, 1/01/45	—	4,000	—	4,000	—	3,934,320	—	3,934,320
S/F Housing, Series 128, AMT (AGM), 4.80%, 12/01/27 (g)	—	2,845	—	2,845	—	2,689,094	—	2,689,094
S/F Housing, Series 128, AMT (AGM), 4.88%, 12/01/38 (g)	—	6,510	—	6,510	—	5,820,331	—	5,820,331
Series B, 7.00%, 12/01/38	5,000	—	—	5,000	5,399,300	—	—	5,399,300
Massachusetts HFA, Refunding RB:
Rental Housing, Series A, AMT (AGM), 5.15%, 7/01/26	—	4,785	—	4,785	—	4,782,464	—	4,782,464
Series C, AMT, 5.35%, 12/01/42	—	1,950	—	1,950	—	1,775,787	—	1,775,787
Massachusetts School Building Authority, RB:
RIBS, Series 3228X (AMBAC Insurance), 9.33%, 8/15/37 (g)(h)	—	—	5,000	5,000	—	—	4,969,800	4,969,800
Series A (AGM), 5.00%, 8/15/30	—	7,000	—	7,000	—	7,068,600	—	7,068,600

Pro Forma Condensed Combined Schedule of Investments for

BlackRock National Municipal Fund,

BlackRock Municipal Fund and

BlackRock AMT-Free Municipal Bond Portfolio

As of December 31, 2010 (Unaudited)

(Percentages shown are based on Combined Net Assets)

	Par (000)				Value
Municipal Bonds	BlackRock National Municipal Fund	BlackRock Municipal Fund	BlackRock AMT-Free Municipal Bond Portfolio	BlackRock National Municipal Fund Pro Forma Combined	BlackRock National Municipal Fund	BlackRock Municipal Fund	BlackRock AMT-Free Municipal Bond Portfolio	BlackRock National Municipal Fund Pro Forma Combined
Massachusetts (concluded)
Massachusetts Water Resources Authority, Refunding RB, General, Series A (NPFGC), 5.00%, 8/01/34	$—	$2,800	$—	$2,800	$—	$2,813,916	$—	$2,813,916

					5,399,300	28,884,512	7,079,894	41,363,706

Michigan - 3.0%
City of Detroit Michigan, RB:
Second Lien, Series B (AGM), 6.25%, 7/01/36	—	675	1,000	1,675	—	719,381	1,065,750	1,785,131
Second Lien, Series B (AGM), 7.00%, 7/01/36	—	350	1,250	1,600	—	392,077	1,400,275	1,792,352
Senior Lien, Series A (NPFGC), 5.00%, 7/01/30	—	1,500	—	1,500	—	1,365,840	—	1,365,840
System, Second Lien, Series B (NPFGC), 5.00%, 7/01/36	—	3,500	—	3,500	—	3,095,680	—	3,095,680
City of Detroit Michigan, Refunding RB, Second Lien (BHAC):
Series C, 5.75%, 7/01/26	—	—	5,000	5,000	—	—	5,216,300	5,216,300
Series E, 5.75%, 7/01/31	—	4,000	—	4,000	—	4,087,880	—	4,087,880
County of Wayne Michigan, GO, Building Improvement, Series A, 6.75%, 11/01/39	2,170	—	—	2,170	2,200,271	—	—	2,200,271
Eastern Michigan University, Refunding RB, General (AMBAC), 6.00%, 6/01/24	415	—	—	415	420,412	—	—	420,412
Flint Hospital Building Authority Michigan, Refunding RB, Hurley Medical Center, 6.00%, 7/01/20	2,635	—	—	2,635	2,499,824	—	—	2,499,824
Kalamazoo Hospital Finance Authority, RB, Bronson Methodist Hospital (AGM), 5.25%, 5/15/36	—	750	—	750	—	708,803	—	708,803
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.50%, 5/15/36	14,565	—	3,650	18,215	13,894,282	—	3,481,917	17,376,199
Michigan State Building Authority, Refunding RB, Facilities Program, Series I:
6.00%, 10/15/38	10,875	—	1,355	12,230	11,340,559	—	1,413,008	12,753,567
6.25%, 10/15/38	6,250	—	1,250	7,500	6,616,125	—	1,323,225	7,939,350
Michigan State HDA, RB, Series C, AMT, 5.50%, 12/01/28	—	1,800	—	1,800	—	1,724,760	—	1,724,760
Michigan State Hospital Finance Authority, Refunding RB:
Henry Ford Health System, Series A, 5.25%, 11/15/32	5,500	—	—	5,500	5,025,735	—	—	5,025,735
Hospital, Henry Ford Health, 5.75%, 11/15/39	7,360	—	—	7,360	7,021,219	—	—	7,021,219
Michigan Strategic Fund, Refunding RB, Detroit Edison Co. Project, Series A, AMT (Syncora), 5.50%, 6/01/30	—	11,845	—	11,845	—	10,676,017	—	10,676,017
Royal Oak Hospital Finance Authority Michigan, Refunding RB:
William Beaumont Hospital, 8.25%, 9/01/39	15,195	—	2,935	18,130	17,481,088	—	3,376,571	20,857,659

Pro Forma Condensed Combined Schedule of Investments for

BlackRock National Municipal Fund,

BlackRock Municipal Fund and

BlackRock AMT-Free Municipal Bond Portfolio

As of December 31, 2010 (Unaudited)

(Percentages shown are based on Combined Net Assets)

	Par (000)				Value
Municipal Bonds	BlackRock National Municipal Fund	BlackRock Municipal Fund	BlackRock AMT-Free Municipal Bond Portfolio	BlackRock National Municipal Fund Pro Forma Combined	BlackRock National Municipal Fund	BlackRock Municipal Fund	BlackRock AMT-Free Municipal Bond Portfolio	BlackRock National Municipal Fund Pro Forma Combined
Michigan (concluded)
Royal Oak Hospital Finance Authority Michigan, Refunding RB: (concluded)
William Beaumont, Series W, 6.00%, 8/01/39	$2,640	$—	$—	$2,640	$2,586,830	$—	$—	$2,586,830

					69,086,345	22,770,438	17,277,046	109,133,829

Minnesota - 0.7%
City of Eden Prairie Minnesota, RB, Rolling Hills Project, Series A (Ginnie Mae), 6.15%, 8/20/31	1,000	—	—	1,000	1,053,210	—	—	1,053,210
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services:
Series A, 6.75%, 11/15/32	4,800	—	1,000	5,800	5,166,096	—	1,076,270	6,242,366
Series B (AGC), 6.50%, 11/15/38	14,660	—	—	14,660	15,614,219	—	—	15,614,219
Minneapolis & St. Paul Metropolitan Airports Commission, RB, Sub-Series D, AMT (NPFGC) (b):
5.75%, 1/01/11	470	—	—	470	470,000	—	—	470,000
5.75%, 1/01/11	470	—	—	470	470,000	—	—	470,000
5.75%, 1/01/11	2,060	—	—	2,060	2,060,000	—	—	2,060,000
Ramsey County Housing & Redevelopment Authority Minnesota, RB, Hanover Townhouses Project, AMT, 6.00%, 7/01/31	1,110	—	—	1,110	1,111,887	—	—	1,111,887

					25,945,412	—	1,076,270	27,021,682

Mississippi - 0.2%
County of Warren Mississippi, Refunding RB, International Paper Co. Project, Series B, AMT, 6.75%, 8/01/21	1,700	—	—	1,700	1,718,207	—	—	1,718,207
Harrison County Wastewater Management District, Refunding RB, Wastewater Treatment Facilities, Series A (FGIC), 8.50%, 2/01/13 (f)	—	1,320	—	1,320	—	1,465,900	—	1,465,900
Mississippi Development Bank Special Obligation, Refunding RB, Jackson Mississippi Water and Sewer System (AGM), 5.00%, 9/01/34	—	4,500	—	4,500	—	4,255,065	—	4,255,065

					1,718,207	5,720,965	—	7,439,172

Missouri - 0.1%
City of Fenton Missouri, Tax Allocation Bonds, Refunding, Gravois Bluffs Redevelopment Project, 5.00%, 4/01/14	1,000	—	—	1,000	1,052,880	—	—	1,052,880
City of St. Louis Missouri, RB, Lambert-St. Louis International Airport, Series A-1, 6.25%, 7/01/29	—	—	1,175	1,175	—	—	1,200,603	1,200,603

					1,052,880	—	1,200,603	2,253,483

Pro Forma Condensed Combined Schedule of Investments for

BlackRock National Municipal Fund,

BlackRock Municipal Fund and

BlackRock AMT-Free Municipal Bond Portfolio

As of December 31, 2010 (Unaudited)

(Percentages shown are based on Combined Net Assets)

	Par (000)				Value
Municipal Bonds	BlackRock National Municipal Fund	BlackRock Municipal Fund	BlackRock AMT-Free Municipal Bond Portfolio	BlackRock National Municipal Fund Pro Forma Combined	BlackRock National Municipal Fund	BlackRock Municipal Fund	BlackRock AMT-Free Municipal Bond Portfolio	BlackRock National Municipal Fund Pro Forma Combined
Multi-State - 0.1%
MuniMae TE Bond Subsidiary LLC, 7.50%, 6/30/49 (g)(h)(i)	$1,866	$—	$3,731	$5,597	$1,734,963	$—	$3,469,926	$5,204,889

Nebraska - 0.0%
Omaha Public Power District, Refunding RB, Series B, 6.15%, 2/01/12	—	—	505	505	—	—	520,569	520,569

Nevada - 3.6%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/34	10,000	1,450	1,475	12,925	10,537,100	1,527,880	1,554,222	13,619,202
City of Reno Nevada, Special Assessment Bonds, Somerset Parkway, 6.63%, 12/01/22	1,675	—	—	1,675	1,501,185	—	—	1,501,185
Clark County Water Reclamation District, GO, Series B:
5.75%, 7/01/34	—	3,125	—	3,125	—	3,323,500	—	3,323,500
5.75%, 7/01/38	26,000	—	6,685	32,685	27,558,440	—	7,085,699	34,644,139
County of Clark Nevada, RB:
Las Vegas-McCarran International Airport, Series A (AGC), 5.25%, 7/01/39	—	3,300	—	3,300	—	3,118,566	—	3,118,566
Series B, 5.13%, 7/01/36	20,000	—	—	20,000	18,489,000	—	—	18,489,000
Series B, 5.75%, 7/01/42	37,400	—	9,300	46,700	38,216,442	—	9,503,019	47,719,461
Southwest Gas Corp. Project, Series D, AMT (NPFGC), 5.25%, 3/01/38	—	1,200	—	1,200	—	1,066,524	—	1,066,524
System, Subordinate Lien, Series C (AGM), 5.00%, 7/01/26	—	2,350	—	2,350	—	2,285,774	—	2,285,774
County of Clark Nevada, Special Assessment Bonds, Special Improvement District No. 142, Local Improvement, 6.38%, 8/01/23	1,450	—	—	1,450	1,323,995	—	—	1,323,995
Nevada Housing Division, RB, Multi-Unit Housing, Series A, AMT (Freddie Mac), 6.30%, 4/01/32	4,950	—	—	4,950	4,952,228	—	—	4,952,228

					102,578,390	11,322,244	18,142,940	132,043,574

New Hampshire - 0.1%
New Hampshire Business Finance Authority, Refunding RB, Public Service Co. of New Hampshire Project, Series C (NPFGC), 5.45%, 5/01/21	2,000	—	—	2,000	2,024,440	—	—	2,024,440
New Hampshire Health & Education Facilities Authority, Refunding RB, Dartmouth-Hitchcock, 6.00%, 8/01/38	—	—	2,230	2,230	—	—	2,334,855	2,334,855

					2,024,440	—	2,334,855	4,359,295

Pro Forma Condensed Combined Schedule of Investments for

BlackRock National Municipal Fund,

BlackRock Municipal Fund and

BlackRock AMT-Free Municipal Bond Portfolio

As of December 31, 2010 (Unaudited)

(Percentages shown are based on Combined Net Assets)

	Par (000)				Value
Municipal Bonds	BlackRock National Municipal Fund	BlackRock Municipal Fund	BlackRock AMT-Free Municipal Bond Portfolio	BlackRock National Municipal Fund Pro Forma Combined	BlackRock National Municipal Fund	BlackRock Municipal Fund	BlackRock AMT-Free Municipal Bond Portfolio	BlackRock National Municipal Fund Pro Forma Combined
New Jersey - 2.6%
Cape May County Industrial Pollution Control Financing Authority, Refunding RB, Atlantic City Electric Co., Series A (NPFGC), 6.80%, 3/01/21	$—	$6,810	$—	$6,810	$—	$8,069,986	$—	$8,069,986
Essex County Improvement Authority, RB, Newark Project, Series A (AGM), 6.00%, 11/01/30	—	—	40	40	—	—	40,506	40,506
Garden State Preservation Trust, RB, Election of 2005, Series A (AGM):
5.80%, 11/01/21	—	3,125	—	3,125	—	3,548,531	—	3,548,531
5.80%, 11/01/22	—	8,310	—	8,310	—	9,398,278	—	9,398,278
5.80%, 11/01/23	—	4,340	—	4,340	—	4,894,261	—	4,894,261
Monmouth County Improvement Authority, RB, Brookdale Community College Project, 6.00%, 8/01/38	—	—	3,600	3,600	—	—	3,933,864	3,933,864
New Jersey EDA, RB:
Cedar Crest Village Inc. Facility, Series A, 7.25%, 11/15/11 (b)	3,300	—	—	3,300	3,526,314	—	—	3,526,314
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/33	—	26,500	—	26,500	—	26,500,000	—	26,500,000
New Jersey EDA, Refunding RB:
New Jersey American Water Co., Inc. Project, Series B, AMT, 5.60%, 11/01/34	8,000	—	—	8,000	7,773,920	—	—	7,773,920
School Facilities Construction, Series N-1 (NPFGC), 5.50%, 9/01/28	—	1,400	—	1,400	—	1,441,496	—	1,441,496
New Jersey Educational Facilities Authority, Refunding RB, University of Medicine & Dentistry, Series B:
7.13%, 12/01/23	1,870	—	1,000	2,870	2,104,068	—	1,125,170	3,229,238
7.50%, 12/01/32	7,200	—	1,000	8,200	7,873,200	—	1,093,500	8,966,700
New Jersey State Housing & Mortgage Finance Agency, RB, Series AA:
6.38%, 10/01/28	—	1,870	—	1,870	—	1,986,613	—	1,986,613
6.50%, 10/01/38	—	—	3,630	3,630	—	—	3,912,196	3,912,196
New Jersey State Housing & Mortgage Finance Agency, Refunding RB, Series B (AGM), 6.25%, 11/01/26	640	—	—	640	640,512	—	—	640,512
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
CAB, Series C (AGM), 6.78%, 12/15/34 (a)	—	11,000	—	11,000	—	2,225,960	—	2,225,960

Pro Forma Condensed Combined Schedule of Investments for

BlackRock National Municipal Fund,

BlackRock Municipal Fund and

BlackRock AMT-Free Municipal Bond Portfolio

As of December 31, 2010 (Unaudited)

(Percentages shown are based on Combined Net Assets)

	Par (000)				Value
Municipal Bonds	BlackRock National Municipal Fund	BlackRock Municipal Fund	BlackRock AMT-Free Municipal Bond Portfolio	BlackRock National Municipal Fund Pro Forma Combined	BlackRock National Municipal Fund	BlackRock Municipal Fund	BlackRock AMT-Free Municipal Bond Portfolio	BlackRock National Municipal Fund Pro Forma Combined
New Jersey (concluded)
New Jersey Transportation Trust Fund Authority, RB, Transportation System: (concluded)
Series A, 5.88%, 12/15/38	$—	$4,255	$—	$4,255	$—	$4,482,515	$—	$4,482,515

					21,918,014	62,547,640	10,105,236	94,570,890

New Mexico - 0.1%
County of Santa Fe New Mexico, RB (AGM), 6.00%, 2/01/27	250	—	—	250	280,678	—	—	280,678
New Mexico Mortgage Finance Authority, RB, S/F Mortgage Program, Series D, AMT (Fannie Mae), 6.15%, 7/01/35	1,630	—	—	1,630	1,740,106	—	—	1,740,106

					2,020,784	—	—	2,020,784

New York - 5.9%
City of New York New York, GO:
Series C (Syncora), 5.63%, 3/15/18	—	5	—	5	—	5,232	—	5,232
Series E-1, 6.25%, 10/15/28	7,600	—	2,500	10,100	8,391,540	—	2,760,375	11,151,915
City of Niagara Falls New York, GO, Public Improvement (NPFGC), 6.90%, 3/01/24	—	5	—	5	—	5,004	—	5,004
Long Island Power Authority, Refunding RB, Series A:
General, 6.00%, 5/01/33	40,800	—	8,890	49,690	43,520,952	—	9,482,874	53,003,826
6.25%, 4/01/33	—	—	1,635	1,635	—	—	1,765,898	1,765,898
Metropolitan Transportation Authority, RB, Series 2008C, 6.50%, 11/15/28	17,420	—	4,400	21,820	19,269,133	—	4,867,060	24,136,193
New York City Housing Development Corp., RB, Series M:
6.50%, 11/01/28	4,300	—	—	4,300	4,445,942	—	—	4,445,942
6.88%, 11/01/38	5,700	—	2,085	7,785	5,917,341	—	2,164,501	8,081,842
New York City Industrial Development Agency, RB, Special Needs Facilities Pooled Program, Series C-1, 6.00%, 7/01/12	1,295	—	—	1,295	1,289,212	—	—	1,289,212
New York City Municipal Water Finance Authority, RB, Fiscal 2009, Series A, 5.75%, 6/15/40	—	700	—	700	—	743,953	—	743,953
New York State Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	13,900	—	3,000	16,900	14,844,088	—	3,203,760	18,047,848
New York State Dormitory Authority, Refunding RB, State University Educational Facilities, Series A, 7.50%, 5/15/13	3,000	—	—	3,000	3,414,480	—	—	3,414,480
New York State Thruway Authority, RB, Series G (AGM), 5.00%, 1/01/32	—	16,830	—	16,830	—	16,856,928	—	16,856,928

Pro Forma Condensed Combined Schedule of Investments for

BlackRock National Municipal Fund,

BlackRock Municipal Fund and

BlackRock AMT-Free Municipal Bond Portfolio

As of December 31, 2010 (Unaudited)

(Percentages shown are based on Combined Net Assets)

	Par (000)				Value
Municipal Bonds	BlackRock National Municipal Fund	BlackRock Municipal Fund	BlackRock AMT-Free Municipal Bond Portfolio	BlackRock National Municipal Fund Pro Forma Combined	BlackRock National Municipal Fund	BlackRock Municipal Fund	BlackRock AMT-Free Municipal Bond Portfolio	BlackRock National Municipal Fund Pro Forma Combined
New York (concluded)
New York State Urban Development Corp., RB, State Personal Income Tax:
Series B, 5.00%, 3/15/37	$10,000	$—	$—	$10,000	$9,970,300	$—	$—	$9,970,300
Series B-1, 5.00%, 3/15/36	—	—	5,150	5,150	—	—	5,134,962	5,134,962
State Facilities, Series A-1 (NPFGC), 5.25%, 3/15/34	—	9,900	—	9,900	—	9,904,950	—	9,904,950
Oneida County Industrial Development Agency New York, RB, Civic Facility, Faxton Hospital, Series C (Radian), 6.63%, 1/01/15	1,885	—	—	1,885	1,899,175	—	—	1,899,175
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 152nd Series, AMT, 5.75%, 11/01/30	3,250	—	—	3,250	3,365,570	—	—	3,365,570
Sales Tax Asset Receivable Corp., RB, Series A:
(AMBAC), 5.00%, 10/15/32	—	15,650	—	15,650	—	15,680,987	—	15,680,987
(NPFGC), 5.00%, 10/15/20	—	10,000	—	10,000	—	10,584,200	—	10,584,200
Triborough Bridge & Tunnel Authority, RB, General, Series A-2, 5.38%, 11/15/38	—	—	3,150	3,150	—	—	3,236,216	3,236,216
Westchester County Industrial Development Agency New York, MRB, Kendal on Hudson Project, Series A:
6.38%, 1/01/24	—	—	2,500	2,500	—	—	2,400,325	2,400,325
6.50%, 1/01/13 (b)	8,095	—	—	8,095	8,959,060	—	—	8,959,060
Westchester County Industrial Development Agency New York, RB, Special Needs Facilities Pooled Program, Series E-1, 6.00%, 7/01/12	300	—	—	300	298,659	—	—	298,659

					125,585,452	53,781,254	35,015,971	214,382,677

North Carolina - 0.6%
City of Charlotte North Carolina, Refunding RB, Series A, 5.50%, 7/01/34	—	—	1,060	1,060	—	—	1,078,041	1,078,041
Columbus County Industrial Facilities & Pollution Control Financing Authority North Carolina, RB, International Paper Co. Projects, Series B, 6.25%, 11/01/33	3,000	—	—	3,000	3,069,540	—	—	3,069,540
North Carolina HFA, RB, Home Ownership:
Series 14A, AMT (AMBAC), 5.35%, 1/01/22	—	2,380	—	2,380	—	2,385,236	—	2,385,236
Series 9A, AMT, 5.80%, 1/01/20	3,020	—	—	3,020	3,118,059	—	—	3,118,059

Pro Forma Condensed Combined Schedule of Investments for

BlackRock National Municipal Fund,

BlackRock Municipal Fund and

BlackRock AMT-Free Municipal Bond Portfolio

As of December 31, 2010 (Unaudited)

(Percentages shown are based on Combined Net Assets)

	Par (000)				Value
Municipal Bonds	BlackRock National Municipal Fund	BlackRock Municipal Fund	BlackRock AMT-Free Municipal Bond Portfolio	BlackRock National Municipal Fund Pro Forma Combined	BlackRock National Municipal Fund	BlackRock Municipal Fund	BlackRock AMT-Free Municipal Bond Portfolio	BlackRock National Municipal Fund Pro Forma Combined
North Carolina (concluded)
North Carolina Medical Care Commission, RB:
First Mortgage, Forest at Duke Project, 6.38%, 9/01/12 (b)	$1,000	$—	$—	$1,000	$1,087,610	$—	$—	$1,087,610
First Mortgage, Givens Estates Project, Series A, 6.50%, 7/01/13 (b)	2,500	—	—	2,500	2,842,950	—	—	2,842,950
FirstHealth Carolinas Project, Series A, 6.13%, 10/01/39	—	—	265	265	—	—	271,869	271,869
Novant Health Obligation, Series A, 4.75%, 11/01/43	—	3,950	—	3,950	—	3,364,412	—	3,364,412
University of North Carolina at Charlotte, RB, General, Series B (AGM), 5.00%, 4/01/36	—	—	4,000	4,000	—	—	3,948,840	3,948,840

					10,118,159	5,749,648	5,298,750	21,166,557

North Dakota - 0.1%
North Dakota State HFA, RB, Housing Finance Program, Series C, AMT (AMBAC), 5.30%, 7/01/22	—	1,825	—	1,825	—	1,859,711	—	1,859,711

Ohio - 2.2%
County of Allen Ohio, Refunding RB, Catholic Healthcare, Series B, 5.25%, 9/01/27	14,345	—	3,500	17,845	14,671,492	—	3,579,660	18,251,152
County of Montgomery Ohio, Refunding RB, Catholic Healthcare, Series A, 5.50%, 5/01/34	21,850	—	5,130	26,980	22,405,864	—	5,260,507	27,666,371
Ohio HFA, Refunding RB, Residential Mortgage Backed, Series C, AMT (Ginnie Mae), 5.90%, 9/01/35	420	—	—	420	426,506	—	—	426,506
Ohio Higher Educational Facility Commission, Refunding RB, Summa Health System, 2010 Project (AGC), 5.25%, 11/15/40	—	1,775	—	1,775	—	1,673,736	—	1,673,736
Ohio State Water Development Authority, Refunding RB, FirstEnergy Nuclear Generation Corp. Project, Series A, Mandatory Put Bonds (g):
5.88%, 6/01/33	8,300	—	1,700	10,000	9,052,146	—	1,854,054	10,906,200
3.38%, 7/01/33	16,000	—	—	16,000	15,805,920	—	—	15,805,920
State of Ohio, Refunding RB, Cleveland Clinic Health, Series A, 5.50%, 1/01/39	—	—	5,100	5,100	—	—	5,215,821	5,215,821

					62,361,928	1,673,736	15,910,042	79,945,706

Oregon - 0.1%
City of Portland Oregon, HRB, Lovejoy Station Apartments Project, AMT (NPFGC), 5.90%, 7/01/23	500	—	—	500	500,380	—	—	500,380

Pro Forma Condensed Combined Schedule of Investments for

BlackRock National Municipal Fund,

BlackRock Municipal Fund and

BlackRock AMT-Free Municipal Bond Portfolio

As of December 31, 2010 (Unaudited)

(Percentages shown are based on Combined Net Assets)

	Par (000)				Value
Municipal Bonds	BlackRock National Municipal Fund	BlackRock Municipal Fund	BlackRock AMT-Free Municipal Bond Portfolio	BlackRock National Municipal Fund Pro Forma Combined	BlackRock National Municipal Fund	BlackRock Municipal Fund	BlackRock AMT-Free Municipal Bond Portfolio	BlackRock National Municipal Fund Pro Forma Combined
Oregon (concluded)
Port of Portland Oregon, Refunding RB, International Airport, Series 7-B, AMT (NPFGC), 7.10%, 1/01/12 (b)	$—	$3,865	$—	$3,865	$—	$4,108,070	$—	$4,108,070

					500,380	4,108,070	—	4,608,450

Pennsylvania - 2.9%
Allegheny County Hospital Development Authority, Refunding RB, Health System, West Penn, Series A, 5.38%, 11/15/40	7,250	—	2,000	9,250	4,861,850	—	1,341,200	6,203,050
City of Philadelphia Pennsylvania, RB, 12th Series B (NPFGC), 7.00%, 5/15/20 (f)	—	4,670	—	4,670	—	5,724,206	—	5,724,206
Cumberland County Municipal Authority, RB, Diakon Lutheran, 6.38%, 1/01/39	8,975	—	1,600	10,575	8,865,415	—	1,580,464	10,445,879
Cumberland County Municipal Authority, Refunding RB, Diakon Lutheran, 6.50%, 1/01/39	2,245	—	—	2,245	2,246,818	—	—	2,246,818
Dauphin County General Authority, Refunding RB, Pinnacle Health System Project, Series A:
6.00%, 6/01/29	8,000	—	3,000	11,000	8,083,680	—	3,031,380	11,115,060
6.00%, 6/01/36	2,775	—	—	2,775	2,774,833	—	—	2,774,833
Delaware County IDA Pennsylvania, Refunding RB, Resource Recovery Facility, Series A, 6.10%, 7/01/13	5,200	—	—	5,200	5,199,636	—	—	5,199,636
Delaware Valley Regional Financial Authority, RB, 5.75%, 7/01/32	—	—	10,000	10,000	—	—	9,800,700	9,800,700
Lancaster County Hospital Authority, RB, Brethren Village Project, Series A:
6.25%, 7/01/26	1,160	—	—	1,160	1,133,042	—	—	1,133,042
6.50%, 7/01/40	2,500	—	—	2,500	2,315,700	—	—	2,315,700
Pennsylvania Economic Development Financing Authority, RB:
Allegheny Energy Supply Co., 7.00%, 7/15/39	10,000	—	2,000	12,000	10,764,000	—	2,152,800	12,916,800
American Water Co. Project, 6.20%, 4/01/39	2,475	—	1,000	3,475	2,580,089	—	1,042,460	3,622,549
Pennsylvania HFA, Refunding RB, S/F Mortgage, Series 62A, AMT, 5.45%, 10/01/29	3,000	—	—	3,000	2,999,910	—	—	2,999,910
Pennsylvania Turnpike Commission, RB:
CAB, Sub-Series E, 6.01%, 12/01/38 (c)	—	1,250	—	1,250	—	852,450	—	852,450
Sub-Series B, 5.25%, 6/01/39	18,865	—	—	18,865	18,375,076	—	—	18,375,076
Philadelphia Authority for Industrial Development, RB, Commercial Development, AMT, 7.75%, 12/01/17	1,265	—	—	1,265	1,265,810	—	—	1,265,810

Pro Forma Condensed Combined Schedule of Investments for

BlackRock National Municipal Fund,

BlackRock Municipal Fund and

BlackRock AMT-Free Municipal Bond Portfolio

As of December 31, 2010 (Unaudited)

(Percentages shown are based on Combined Net Assets)

	Par (000)				Value
Municipal Bonds	BlackRock National Municipal Fund	BlackRock Municipal Fund	BlackRock AMT-Free Municipal Bond Portfolio	BlackRock National Municipal Fund Pro Forma Combined	BlackRock National Municipal Fund	BlackRock Municipal Fund	BlackRock AMT-Free Municipal Bond Portfolio	BlackRock National Municipal Fund Pro Forma Combined
Pennsylvania (concluded)
Philadelphia Redevelopment Authority, RB, Neighborhood Transformation, Series A (NPFGC), 5.50%, 4/15/20	$—	$3,830	$—	$3,830	$—	$3,937,967	$—	$3,937,967
Philadelphia School District, GO, Series E, 6.00%, 9/01/38	—	2,300	—	2,300	—	2,382,570	—	2,382,570
Sayre Health Care Facilities Authority, Refunding RB, Guthrie Health, Series A, 5.88%, 12/01/31	1,085	—	—	1,085	1,090,295	—	—	1,090,295

					72,556,154	12,897,193	18,949,004	104,402,351

Puerto Rico - 2.6%
Commonwealth of Puerto Rico, GO, Refunding, Public Improvement, Series B, 6.50%, 7/01/37	15,000	—	2,000	17,000	16,039,200	—	2,138,560	18,177,760
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority, RB, Hospital De La Concepcion, Series A, 6.13%, 11/15/25	4,000	—	—	4,000	4,051,160	—	—	4,051,160
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A:
6.38%, 8/01/39	—	7,100	—	7,100	—	7,545,028	—	7,545,028
6.50%, 8/01/44	20,000	—	5,000	25,000	21,608,200	—	5,402,050	27,010,250
Puerto Rico Sales Tax Financing Corp., Refunding RB:
CAB, Series A (NPFGC), 6.56%, 8/01/41 (a)	—	11,000	—	11,000	—	1,530,100	—	1,530,100
CAB, Series A (NPFGC), 6.64%, 8/01/43 (a)	—	15,000	—	15,000	—	1,787,100	—	1,787,100
First Sub-Series C, 5.38%, 8/01/38	14,105	—	—	14,105	13,584,384	—	—	13,584,384
First Sub-Series C, 6.00%, 8/01/39	15,800	—	4,100	19,900	16,133,696	—	4,186,592	20,320,288

					71,416,640	10,862,228	11,727,202	94,006,070

Rhode Island - 0.6%
Rhode Island Health & Educational Building Corp., RB, Hospital Financing, LifeSpan Obligation, Series A (AGC), 7.00%, 5/15/39	6,250	—	1,350	7,600	6,936,312	—	1,498,244	8,434,556
Rhode Island Health & Educational Building Corp., Refunding RB:
Hospital, Lifespan (NPFGC), 5.50%, 5/15/16	—	—	200	200	—	—	200,322	200,322
Public Schools Financing Program, Series E (AGC), 6.00%, 5/15/29	11,070	—	2,250	13,320	11,733,536	—	2,384,865	14,118,401

					18,669,848	—	4,083,431	22,753,279

Pro Forma Condensed Combined Schedule of Investments for

BlackRock National Municipal Fund,

BlackRock Municipal Fund and

BlackRock AMT-Free Municipal Bond Portfolio

As of December 31, 2010 (Unaudited)

(Percentages shown are based on Combined Net Assets)

	Par (000)				Value
Municipal Bonds	BlackRock National Municipal Fund	BlackRock Municipal Fund	BlackRock AMT-Free Municipal Bond Portfolio	BlackRock National Municipal Fund Pro Forma Combined	BlackRock National Municipal Fund	BlackRock Municipal Fund	BlackRock AMT-Free Municipal Bond Portfolio	BlackRock National Municipal Fund Pro Forma Combined
South Carolina - 0.3%
Medical University Hospital Authority, Refunding RB, Series A (b):
6.38%, 8/15/12	$5,400	$—	$—	$5,400	$5,888,322	$—	$—	$5,888,322
6.50%, 8/15/12	2,450	—	—	2,450	2,676,478	—	—	2,676,478
South Carolina State Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 1/01/38	—	2,300	—	2,300	—	2,396,600	—	2,396,600

					8,564,800	2,396,600	—	10,961,400

Tennessee - 0.3%
Memphis-Shelby County Airport Authority, RB, AMT:
Series B, 5.75%, 7/01/25	2,000	—	—	2,000	2,016,020	—	—	2,016,020
Series D (AMBAC), 6.00%, 3/01/24	715	—	—	715	716,087	—	—	716,087
Shelby County Health Educational & Housing Facilities Board, Refunding RB, Methodist Healthcare (b):
6.50%, 9/01/12	2,920	—	—	2,920	3,197,838	—	—	3,197,838
6.50%, 9/01/12	4,380	—	—	4,380	4,796,757	—	—	4,796,757

					10,726,702	—	—	10,726,702

Texas - 10.6%
Austin Texas Convention Enterprises Inc., RB, First Tier, Series A (b):
6.60%, 1/01/11	5,300	—	—	5,300	5,300,000	—	—	5,300,000
6.70%, 1/01/11	2,300	—	—	2,300	2,300,000	—	—	2,300,000
Beaumont Independent School District, GO, School Building (AGC), 5.13%, 2/15/30	—	—	2,185	2,185	—	—	2,231,453	2,231,453
Bexar County Health Facilities Development Corp. Texas, Refunding RB, Army Retirement Residence Project, 6.30%, 7/01/12 (b)	1,750	—	—	1,750	1,899,748	—	—	1,899,748
Brazos River Authority, Refunding RB, TXU Electric Co. Project, Series C, Mandatory Put Bonds, AMT, 5.75%, 5/01/36 (g)	3,000	—	—	3,000	2,795,640	—	—	2,795,640
Brazos River Harbor Navigation District, Refunding RB, Dow Chemical Co. Project, Series A7, AMT, 6.63%, 5/15/33	6,865	—	—	6,865	6,881,888	—	—	6,881,888
City of Austin Texas, Refunding RB, Austin Water & Sewer, Series A, 5.13%, 11/15/29	—	—	2,000	2,000	—	—	2,033,380	2,033,380
City of Houston Texas, COP, Series J (AMBAC), 6.25%, 12/15/13	—	3,500	—	3,500	—	3,854,935	—	3,854,935

Pro Forma Condensed Combined Schedule of Investments for

BlackRock National Municipal Fund,

BlackRock Municipal Fund and

BlackRock AMT-Free Municipal Bond Portfolio

As of December 31, 2010 (Unaudited)

(Percentages shown are based on Combined Net Assets)

	Par (000)				Value
Municipal Bonds	BlackRock National Municipal Fund	BlackRock Municipal Fund	BlackRock AMT-Free Municipal Bond Portfolio	BlackRock National Municipal Fund Pro Forma Combined	BlackRock National Municipal Fund	BlackRock Municipal Fund	BlackRock AMT-Free Municipal Bond Portfolio	BlackRock National Municipal Fund Pro Forma Combined
Texas (continued)
City of Houston Texas, RB, Subordinate Lien, Series A, AMT (AGM), 5.63%, 7/01/30	$1,150	$—	$—	$1,150	$1,131,290	$—	$—	$1,131,290
City of Houston Texas, Refunding RB, Combined, First Lien, Series A (AGC), 6.00%, 11/15/35	23,900	3,650	4,800	32,350	25,959,702	3,964,557	5,213,664	35,137,923
City of San Antonio Texas, Refunding RB, Series A, 5.25%, 2/01/31	—	—	1,000	1,000	—	—	1,031,840	1,031,840
Conroe ISD Texas, GO, School Building, Series A, 5.75%, 2/15/35	—	—	2,295	2,295	—	—	2,412,366	2,412,366
County of Montgomery Texas, GO, Series 08-B, 5.13%, 3/01/31	5,000	—	—	5,000	5,027,800	—	—	5,027,800
Dallas-Fort Worth International Airport Facilities Improvement Corp., RB, AMT:
Improvement, Joint, Series B (AGM), 5.25%, 11/01/22	—	2,000	—	2,000	—	2,024,900	—	2,024,900
Series A (NPFGC), 6.00%, 11/01/24	30,000	—	—	30,000	30,033,900	—	—	30,033,900
Series A (NPFGC), 6.00%, 11/01/28	—	25,950	—	25,950	—	25,969,981	—	25,969,981
Series A (NPFGC), 5.50%, 11/01/33	—	2,000	—	2,000	—	1,909,820	—	1,909,820
Gulf Coast Waste Disposal Authority, Refunding RB, Series A, AMT, 6.10%, 8/01/24	4,025	—	—	4,025	4,027,737	—	—	4,027,737
Harris County Cultural Education Facilities Finance Corp., Refunding RB, St. Luke’s, 5.63%, 2/15/25	10,000	—	2,000	12,000	10,453,100	—	2,090,620	12,543,720
Harris County Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B:
7.13%, 12/01/31	—	—	1,500	1,500	—	—	1,632,585	1,632,585
7.25%, 12/01/35	3,900	—	500	4,400	4,241,757	—	543,815	4,785,572
La Vernia Higher Education Finance Corp., RB, KIPP Inc., 6.25%, 8/15/39	1,000	—	350	1,350	971,400	—	339,990	1,311,390
Lewisville ISD Texas, GO, Refunding, CAB, School Building (NPFGC), 5.06%, 8/15/24 (a)	—	8,110	—	8,110	—	4,104,633	—	4,104,633
Love Field Airport Modernization Corp., RB, Southwest Airlines Co. Project, 5.25%, 11/01/40	5,430	—	—	5,430	4,846,492	—	—	4,846,492
Mansfield ISD Texas, GO, School Building (PSF-GTD), 5.00%, 2/15/33	—	3,000	—	3,000	—	3,056,820	—	3,056,820
Matagorda County Navigation District No. 1 Texas, Refunding RB, Central Power & Light Co. Project, Series A, 6.30%, 11/01/29	7,300	—	1,475	8,775	7,566,596	—	1,528,867	9,095,463
North Texas Tollway Authority, RB, Toll, Second Tier, Series F, 6.13%, 1/01/31	16,865	—	6,575	23,440	16,990,982	—	6,624,115	23,615,097

Pro Forma Condensed Combined Schedule of Investments for

BlackRock National Municipal Fund,

BlackRock Municipal Fund and

BlackRock AMT-Free Municipal Bond Portfolio

As of December 31, 2010 (Unaudited)

(Percentages shown are based on Combined Net Assets)

	Par (000)				Value
Municipal Bonds	BlackRock National Municipal Fund	BlackRock Municipal Fund	BlackRock AMT-Free Municipal Bond Portfolio	BlackRock National Municipal Fund Pro Forma Combined	BlackRock National Municipal Fund	BlackRock Municipal Fund	BlackRock AMT-Free Municipal Bond Portfolio	BlackRock National Municipal Fund Pro Forma Combined
Texas (concluded)
North Texas Tollway Authority, Refunding RB, First Tier:
CAB, System, Series I (AGC), 6.27%, 1/01/15 (c)	$—	$10,000	$—	$10,000	$—	$7,741,100	$—	$7,741,100
Series A, 6.00%, 1/01/28	—	1,000	—	1,000	—	1,024,860	—	1,024,860
System (NPFGC), 5.75%, 1/01/40	—	7,700	—	7,700	—	7,406,322	—	7,406,322
System, 6.00%, 1/01/34	11,355	—	—	11,355	11,380,322	—	—	11,380,322
System, Series A (AMBAC), 5.63%, 1/01/33	—	2,040	—	2,040	—	1,959,257	—	1,959,257
System, Series B (NPFGC), 5.75%, 1/01/40	—	9,870	—	9,870	—	9,493,558	—	9,493,558
Port of Bay City Authority Texas, RB, Hoechst Celanese Corp. Project, AMT, 6.50%, 5/01/26	7,495	—	—	7,495	7,365,861	—	—	7,365,861
State of Texas, GO, Transportation Commission, Mobility Fund, 5.00%, 4/01/37	12,750	—	5,000	17,750	12,816,937	—	5,026,250	17,843,187
State of Texas, GO, Refunding, Water Financial Assistance, 5.75%, 8/01/22	—	—	3,445	3,445	—	—	3,455,955	3,455,955
Tarrant County Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare, 6.00%, 8/15/45	40,000	—	10,000	50,000	40,876,400	—	10,219,100	51,095,500
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Northwest Senior Housing, Edgemere Project, Series A, 6.00%, 11/15/26	2,200	—	—	2,200	2,171,048	—	—	2,171,048
Texas Department of Housing & Community Affairs, MRB, Series A, AMT (NPFGC):
5.45%, 9/01/23	—	1,750	—	1,750	—	1,760,658	—	1,760,658
5.50%, 3/01/26	—	2,230	—	2,230	—	2,235,553	—	2,235,553
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	20,000	—	4,910	24,910	20,248,800	—	4,971,081	25,219,881
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	20,350	—	4,315	24,665	20,451,546	—	4,336,532	24,788,078
Texas State University Systems, RB, Series A, 5.00%, 3/15/35	10,685	—	—	10,685	10,699,852	—	—	10,699,852

					256,438,798	76,506,954	53,691,613	386,637,365

Utah - 0.2%
City of Salt Lake City Utah, Refunding RB, IHC Hospital, Inc., Series A, 8.13%, 5/15/15	—	—	65	65	—	—	73,716	73,716

Pro Forma Condensed Combined Schedule of Investments for

BlackRock National Municipal Fund,

BlackRock Municipal Fund and

BlackRock AMT-Free Municipal Bond Portfolio

As of December 31, 2010 (Unaudited)

(Percentages shown are based on Combined Net Assets)

	Par (000)				Value
Municipal Bonds	BlackRock National Municipal Fund	BlackRock Municipal Fund	BlackRock AMT-Free Municipal Bond Portfolio	BlackRock National Municipal Fund Pro Forma Combined	BlackRock National Municipal Fund	BlackRock Municipal Fund	BlackRock AMT-Free Municipal Bond Portfolio	BlackRock National Municipal Fund Pro Forma Combined
Utah (concluded)
Utah Transit Authority, RB, Series A (AGM), 5.00%, 6/15/36	$—	$4,000	$—	$4,000	$—	$4,027,120	$—	$4,027,120
Utah Transit Authority, Refunding RB, CAB, Sub-Series A (NPFGC), 6.21%, 6/15/36 (a)	—	11,930	—	11,930	—	2,516,395	—	2,516,395

					—	6,543,515	73,716	6,617,231

Vermont - 0.0%
Vermont HFA, Refunding RB, Multiple Purpose, Series C, AMT (AGM), 5.50%, 11/01/38 (g)	—	1,120	—	1,120	—	1,096,480	—	1,096,480

Virginia - 0.0%
Fairfax County IDA Virginia, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	—	600	—	600	—	617,388	—	617,388

Washington - 1.7%
Chelan County Public Utility District No. 1, RB, Chelan Hydro System, Series A, AMT (AMBAC), 5.45%, 7/01/37	—	10,710	—	10,710	—	9,959,979	—	9,959,979
Port of Seattle Washington, Refunding RB, Intermediate Lien, Series B, 5.00%, 6/01/40	20,075	—	3,700	23,775	19,152,955	—	3,530,059	22,683,014
Seattle Housing Authority Washington, HRB, Replacement Housing Projects, 6.13%, 12/01/32	4,355	—	—	4,355	3,935,309	—	—	3,935,309
Seattle Housing Authority Washington, RB, Newholly Project, AMT, 6.25%, 12/01/35	2,750	—	—	2,750	2,268,970	—	—	2,268,970
State of Washington, GO, Various Purpose, Series C, 5.00%, 2/01/32	—	—	6,715	6,715	—	—	6,803,772	6,803,772
Washington Health Care Facilities Authority, RB, Providence Health & Services, Series A:
5.00%, 10/01/39	—	1,950	—	1,950	—	1,850,238	—	1,850,238
5.25%, 10/01/39	—	1,075	—	1,075	—	1,051,500	—	1,051,500
Washington Health Care Facilities Authority, Refunding RB, Catholic Health Initiatives, Series D, 6.38%, 10/01/36	10,000	—	2,075	12,075	10,655,400	—	2,210,996	12,866,396

					36,012,634	12,861,717	12,544,827	61,419,178

Pro Forma Condensed Combined Schedule of Investments for

BlackRock National Municipal Fund,

BlackRock Municipal Fund and

BlackRock AMT-Free Municipal Bond Portfolio

As of December 31, 2010 (Unaudited)

(Percentages shown are based on Combined Net Assets)

	Par (000)				Value
Municipal Bonds	BlackRock National Municipal Fund	BlackRock Municipal Fund	BlackRock AMT-Free Municipal Bond Portfolio	BlackRock National Municipal Fund Pro Forma Combined	BlackRock National Municipal Fund	BlackRock Municipal Fund	BlackRock AMT-Free Municipal Bond Portfolio	BlackRock National Municipal Fund Pro Forma Combined
Wisconsin - 1.5%
City of Superior Wisconsin, Refunding RB, Midwest Energy Resources, Series E (NPFGC), 6.90%, 8/01/21	$—	$9,000	$—	$9,000	$—	$11,080,350	$—	$11,080,350
State of Wisconsin, Refunding RB, Series A, 6.00%, 5/01/36	12,500	—	2,500	15,000	13,404,000	—	2,680,800	16,084,800
Wisconsin Health & Educational Facilities Authority, RB:
Ascension Health Senior Credit Group, 5.00%, 11/15/33	—	2,400	—	2,400	—	2,314,608	—	2,314,608
Health Facilities, SSM Health Care, Series A, 5.25%, 6/01/34	8,360	—	—	8,360	8,107,612	—	—	8,107,612
SynergyHealth Inc., 6.00%, 11/15/23	5,010	—	—	5,010	5,127,334	—	—	5,127,334
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health Inc., 5.25%, 4/01/39	10,000	—	20	10,020	9,698,500	—	19,397	9,717,897
Wisconsin Housing & EDA, RB, Series C, AMT, 6.00%, 9/01/36	440	—	—	440	458,027	—	—	458,027
Wisconsin Housing & EDA, Refunding RB, Series E, AMT, 5.50%, 9/01/38	—	1,030	—	1,030	—	1,079,430	—	1,079,430

					36,795,473	14,474,388	2,700,197	53,970,058

Wyoming - 0.3%
County of Sweetwater Wyoming, Refunding RB, Idaho Power Co. Project, 5.25%, 7/15/26	10,000	—	2,000	12,000	10,054,500	—	2,010,900	12,065,400

Total Municipal Bonds - 85.3%					2,059,908,563	638,977,647	403,779,962	3,102,666,172

Municipal Bonds Transferred to Tender Option Bond Trusts (j)
Arizona - 2.0%
Salt River Project Agricultural Improvement & Power District, RB, Series A:
5.00%, 1/01/37	13,217	—	19,160	32,377	13,178,945	—	19,104,599	32,283,544
5.00%, 1/01/38	26,745	—	—	26,745	26,627,298	—	—	26,627,298
Salt River Project Agricultural Improvement & Power District, Refunding RB, Salt River Project, Series A, 5.00%, 1/01/35	13,700	—	—	13,700	13,700,000	—	—	13,700,000

					53,506,243	—	19,104,599	72,610,842

Pro Forma Condensed Combined Schedule of Investments for

BlackRock National Municipal Fund,

BlackRock Municipal Fund and

BlackRock AMT-Free Municipal Bond Portfolio

As of December 31, 2010 (Unaudited)

(Percentages shown are based on Combined Net Assets)

	Par (000)				Value
Municipal Bonds Transferred to Tender Option Bond Trusts (j)	BlackRock National Municipal Fund	BlackRock Municipal Fund	BlackRock AMT-Free Municipal Bond Portfolio	BlackRock National Municipal Fund Pro Forma Combined	BlackRock National Municipal Fund	BlackRock Municipal Fund	BlackRock AMT-Free Municipal Bond Portfolio	BlackRock National Municipal Fund Pro Forma Combined
Arkansas - 0.6%
University of Arkansas, RB, Various Facilities, UAMS Campus (NPFGC), 5.00%, 3/01/36	$21,290	$—	$—	$21,290	$21,077,952	$—	$—	$21,077,952

California - 6.2%
Anaheim Public Financing Authority, RB, Distribution System, Second Lien (BHAC), 5.00%, 10/01/34	10,995	—	—	10,995	10,918,545	—	—	10,918,545
Los Angeles Department of Airports, Refunding RB, Senior, Los Angeles International Airport, Series A, 5.00%, 5/15/40	19,510	—	4,880	24,390	18,670,094	—	4,669,916	23,340,010
Los Angeles Department of Water & Power, RB, Power System, Sub-Series A-1 (AMBAC), 5.00%, 7/01/37	20,000	—	7,500	27,500	19,711,000	—	7,391,625	27,102,625
Metropolitan Water District of Southern California, RB, Series A:
5.00%, 1/01/39	10,000	—	—	10,000	10,019,600	—	—	10,019,600
(AGM), 5.00%, 7/01/30	4,999	—	6,825	11,824	5,018,600	—	6,852,109	11,870,709
Metropolitan Water District of Southern California, Refunding RB:
Series B, 5.00%, 7/01/35	4,999	—	3,170	8,169	5,018,600	—	3,182,591	8,201,191
Series C, 5.00%, 7/01/35	13,375	—	—	13,375	13,439,287	—	—	13,439,287
San Diego Community College District California, GO:
Election of 2002 (AGM), 5.00%, 5/01/30	20,000	—	—	20,000	19,925,000	—	—	19,925,000
Election of 2006 (AGM), 5.00%, 8/01/32	18,000	—	—	18,000	17,928,540	—	—	17,928,540
San Diego County Water Authority, COP, Refunding, Series 2008-A (AGM), 5.00%, 5/01/33	—	4,500	—	4,500	—	4,428,315	—	4,428,315
San Diego Public Facilities Financing Authority, Refunding RB, Series B, 5.38%, 8/01/34	15,000	—	—	15,000	15,314,550	—	—	15,314,550
San Francisco City & County Public Utilities Commission, Refunding RB, Series A, 5.13%, 11/01/39	23,000	—	—	23,000	23,136,390	—	—	23,136,390
San Jose Financing Authority, Refunding RB, Civic Center Project, Series B (AMBAC), 5.00%, 6/01/32	—	—	9,060	9,060	—	—	8,515,313	8,515,313
Sequoia Union High School District California, GO, Refunding, Election of 2004, Series B (AGM), 5.50%, 7/01/35	—	10,055	—	10,055	—	10,135,500	—	10,135,500
University of California, RB, Series O, 5.25%, 5/15/39	20,695	—	—	20,695	20,945,150	—	—	20,945,150

					180,045,356	14,563,815	30,611,554	225,220,725

Pro Forma Condensed Combined Schedule of Investments for

BlackRock National Municipal Fund,

BlackRock Municipal Fund and

BlackRock AMT-Free Municipal Bond Portfolio

As of December 31, 2010 (Unaudited)

(Percentages shown are based on Combined Net Assets)

	Par (000)				Value
Municipal Bonds Transferred to Tender Option Bond Trusts (j)	BlackRock National Municipal Fund	BlackRock Municipal Fund	BlackRock AMT-Free Municipal Bond Portfolio	BlackRock National Municipal Fund Pro Forma Combined	BlackRock National Municipal Fund	BlackRock Municipal Fund	BlackRock AMT-Free Municipal Bond Portfolio	BlackRock National Municipal Fund Pro Forma Combined
Colorado - 0.0%
Colorado Health Facilities Authority, Refunding RB, Catholic Healthcare, Series A, 5.50%, 7/01/34	$—	$1,580	$—	$1,580	$—	$1,603,138	$—	$1,603,138

District of Columbia - 0.3%
Metropolitan Washington Airports Authority, RB, Series B, AMT (AGM), 5.00%, 10/01/36	—	10,000	—	10,000	—	9,379,572	—	9,379,572

Florida - 3.6%
Broward County School Board Florida, COP, Series A (AGM), 5.25%, 7/01/33	—	10,000	—	10,000	—	9,421,400	—	9,421,400
City of Tallahassee Florida, RB (NPFGC), 5.00%, 10/01/37	—	10,000	—	10,000	—	9,683,900	—	9,683,900
Florida State Board of Education, GO:
Capital Outlay 2008, Series E, 5.00%, 6/01/37	39,730	—	—	39,730	39,440,368	—	—	39,440,368
Series 2006C, 5.00%, 6/01/37	49,996	—	15,545	65,541	49,631,675	—	15,431,640	65,063,315
Jacksonville Electric Authority Florida, RB, Sub-Series A, 5.63%, 10/01/32	—	6,300	—	6,300	—	6,614,559	—	6,614,559
Orange County School Board, COP, Series A (NPFGC), 5.00%, 8/01/30	—	2,000	—	2,000	—	1,927,340	—	1,927,340

					89,072,043	27,647,199	15,431,640	132,150,882

Illinois - 0.1%
City of Chicago Illinois, Refunding RB, Second Lien (AGM), 5.25%, 11/01/33	—	5,000	—	5,000	—	4,986,450	—	4,986,450

Indiana - 1.4%
Indiana Finance Authority, RB, Sisters of St. Francis Health, 5.25%, 11/01/39	20,640	—	—	20,640	19,867,651	—	—	19,867,651
Indianapolis Local Public Improvement Bond Bank, RB, PILOT, Infrastructure Project, Series F (AGM), 5.00%, 1/01/40	—	—	7,000	7,000	—	—	6,811,980	6,811,980
Indianapolis Local Public Improvement Bond Bank, Refunding RB, PILOT, Infrastructure Project, Series F (AGM), 5.00%, 1/01/35	23,550	—	—	23,550	23,130,104	—	—	23,130,104

					42,997,755	—	6,811,980	49,809,735

Pro Forma Condensed Combined Schedule of Investments for

BlackRock National Municipal Fund,

BlackRock Municipal Fund and

BlackRock AMT-Free Municipal Bond Portfolio

As of December 31, 2010 (Unaudited)

(Percentages shown are based on Combined Net Assets)

	Par (000)				Value
Municipal Bonds Transferred to Tender Option Bond Trusts (j)	BlackRock National Municipal Fund	BlackRock Municipal Fund	BlackRock AMT-Free Municipal Bond Portfolio	BlackRock National Municipal Fund Pro Forma Combined	BlackRock National Municipal Fund	BlackRock Municipal Fund	BlackRock AMT-Free Municipal Bond Portfolio	BlackRock National Municipal Fund Pro Forma Combined
Louisiana - 0.3%
State of Louisiana, RB, Series A (AGM), 5.00%, 5/01/31	$—	$11,950	$—	$11,950	$—	$11,813,890	$—	$11,813,890

Massachusetts - 0.4%
Massachusetts School Building Authority, RB, Series A (AGM), 5.00%, 8/15/30	—	15,000	—	15,000	—	15,147,000	—	15,147,000

Nebraska - 0.3%
Omaha Public Power District, RB, Series A, 5.00%, 2/01/43	10,000	—	—	10,000	9,904,900	—	—	9,904,900

New Jersey - 0.4%
New Jersey State Turnpike Authority, RB, Series C (AGM), 5.00%, 1/01/30	—	13,500	—	13,500	—	13,695,210	—	13,695,210

New York - 1.8%
New York City Municipal Water Finance Authority, Refunding RB, Series A, 5.13%, 6/15/34	8,935	—	—	8,935	8,946,486	—	—	8,946,486
New York State Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	—	2,010	—	2,010	—	2,146,519	—	2,146,519
New York State Environmental Facilities Corp., Refunding RB, Revolving Funds, New York City Municipal Water Project, Series K, 5.00%, 6/15/28	30,000	—	10,000	40,000	30,738,900	—	10,246,300	40,985,200
Sales Tax Asset Receivable Corp., RB, Series A (AMBAC), 5.25%, 10/15/27	—	13,931	—	13,931	—	14,483,732	—	14,483,732

					39,685,386	16,630,251	10,246,300	66,561,937

Ohio - 0.6%
County of Hamilton Ohio, Refunding RB, Sub-Series A (AGM), 5.00%, 12/01/32	20,000	—	—	20,000	20,019,400	—	—	20,019,400
State of Ohio, RB, Cleveland Clinic Health, Series B, 5.50%, 1/01/34	—	1,000	—	1,000	—	1,024,690	—	1,024,690

					20,019,400	1,024,690	—	21,044,090

Pennsylvania - 0.5%
Pennsylvania HFA, Refunding RB, Series 105C, 5.00%, 10/01/39	19,470	—	—	19,470	18,501,173	—	—	18,501,173

Pro Forma Condensed Combined Schedule of Investments for

BlackRock National Municipal Fund,

BlackRock Municipal Fund and

BlackRock AMT-Free Municipal Bond Portfolio

As of December 31, 2010 (Unaudited)

(Percentages shown are based on Combined Net Assets)

	Par (000)				Value
Municipal Bonds Transferred to Tender Option Bond Trusts (j)	BlackRock National Municipal Fund	BlackRock Municipal Fund	BlackRock AMT-Free Municipal Bond Portfolio	BlackRock National Municipal Fund Pro Forma Combined	BlackRock National Municipal Fund	BlackRock Municipal Fund	BlackRock AMT-Free Municipal Bond Portfolio	BlackRock National Municipal Fund Pro Forma Combined
Texas - 4.0%
City of Houston Texas, Refunding RB, Combined, First Lien, Series A:
(AGC), 5.38%, 11/15/38	$26,160	$—	$—	$26,160	$26,715,115	$—	$—	$26,715,115
(NPFGC), 5.13%, 5/15/28	20,000	—	—	20,000	20,329,600	—	—	20,329,600
City of Houston Texas, Refunding RB, Subordinate Lien (AGM), 5.00%, 7/01/32	—	—	11,980	11,980	—	—	11,331,163	11,331,163
City of San Antonio Texas, Refunding RB:
5.00%, 2/01/17 (b)	12,000	—	—	12,000	12,113,700	—	—	12,113,700
5.00%, 2/01/32	12,000	—	—	12,000	12,113,700	—	—	12,113,700
5.00%, 2/01/32	—	—	5,210	5,210	—	—	5,259,365	5,259,365
Cypress-Fairbanks ISD, GO, Refunding, Schoolhouse (PSF-GTD), 5.00%, 2/15/32	—	10,000	—	10,000	—	10,200,100	—	10,200,100
Dallas Area Rapid Transit, Refunding RB, Senior Lien (AMBAC), 5.00%, 12/01/36	27,860	—	—	27,860	27,698,628	—	—	27,698,628
Harris County Cultural Education Facilities Finance Corp., RB, Hospital, Texas Children’s Hospital Project, 5.50%, 10/01/39	—	8,500	—	8,500	—	8,510,880	—	8,510,880
Harris County Flood Control District, RB, Contract Tax, Series A, 5.00%, 10/01/39	—	—	10,000	10,000	—	—	10,022,200	10,022,200

					98,970,743	18,710,980	26,612,728	144,294,451

Washington - 0.7%
Central Puget Sound Regional Transit Authority, RB, Series A:
5.00%, 11/01/34	—	—	8,500	8,500	—	—	8,487,675	8,487,675
5.00%, 11/01/36	—	—	8,660	8,660	—	—	8,609,685	8,609,685
State of Washington, GO, Series D (AGM), 5.00%, 1/01/28	—	10,000	—	10,000	—	10,170,200	—	10,170,200

					—	10,170,200	17,097,360	27,267,560

Wisconsin - 0.1%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health Inc., 5.25%, 4/01/39	—	2,499	—	2,499	—	2,424,096	—	2,424,096

Pro Forma Condensed Combined Schedule of Investments for

BlackRock National Municipal Fund,

BlackRock Municipal Fund and

BlackRock AMT-Free Municipal Bond Portfolio

As of December 31, 2010 (Unaudited)

(Percentages shown are based on Combined Net Assets)

	Par (000)				Value
Municipal Bonds Transferred to Tender Option Bond Trusts (j)	BlackRock National Municipal Fund	BlackRock Municipal Fund	BlackRock AMT-Free Municipal Bond Portfolio	BlackRock National Municipal Fund Pro Forma Combined	BlackRock National Municipal Fund	BlackRock Municipal Fund	BlackRock AMT-Free Municipal Bond Portfolio	BlackRock National Municipal Fund Pro Forma Combined
Total Municipal Bonds Transferred to Tender Option Bond Trusts - 23.3%					$573,780,951	$147,796,491	$125,916,161	$847,493,603

U.S. Government Sponsored Agency Securities
Mortgage-Backed Securities - 0.0%
Ginnie Mae Mortgage-Backed Securities, 6.00%, 11/15/31	$—	$—	$1	$1	—	—	1,502	1,502

Total Long-Term Investments (Cost - $3,968,068,779) - 108.6%					2,633,689,514	786,774,138	529,697,625	3,950,161,277

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.18% (k)(l)	29,958,892	14,851,433	755,276	45,565,601	29,958,892	14,851,433	755,276	45,565,601
Wilmington Tax-Free Money Market Fund, 0.01% (l)	—	—	327,815	327,815	—	—	327,815	327,815

Total Short-Term Securities (Cost - $45,893,416) - 1.2%					29,958,892	14,851,433	1,083,091	45,893,416

Total Investments (Cost - $4,013,962,195) - 109.8%					2,663,648,406	801,625,571	530,780,716	3,996,054,693
Other Assets less Liabilities - 2.0%					54,605,058	10,383,861	7,044,833	68,480,576	(m)
Liability for Trust Certificates, Including Interest Expense and Fees Payable - (11.8)%					(288,076,277)	(72,827,007)	(64,135,578)	(425,038,862)

Net Assets - 100.0%					$2,430,177,187	$739,182,425	$473,689,971	$3,639,496,407

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$3,590,569,487

Gross unrealized appreciation	$63,331,783
Gross unrealized depreciation	(82,242,678)

Net unrealized depreciation	$(18,910,895)

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(b)	US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock National Municipal Fund,

BlackRock Municipal Fund and

BlackRock AMT-Free Municipal Bond Portfolio

As of December 31, 2010 (Unaudited)

(Percentages shown are based on Combined Net Assets)

(c)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield.
(d)	Issuer filed for bankruptcy and/or is in default of interest payments.
(e)	Non-income producing security.
(f)	Security is collateralized by Municipal or US Treasury Obligations.
(g)	Variable rate security. Rate shown is as of report date.
(h)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(i)	Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.
(j)	Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction.
(k)	Investments in companies considered to be an affiliate of the Funds during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2009	Shares Purchased	Shares Sold		Shares Held at December 31, 2010	Value at December 31, 2010	Realized Loss	Income
BlackRock Insured Municipal Term Trust, Inc.	204,800	—	(204,800)		—	—	($213,126)	$114,245
FFI Institutional Tax-Exempt Fund	82,330,605		(36,765,004	)(1)	45,565,601	$45,565,601	—	$308,690
(1)	Represents net shares sold.
(l)	Represents the current yield as of report date.
(m)	Reflects pro forma adjustments of $3,553,176 due to the distribution of undistributed net investment income of which $2,303,666 was attributable to BlackRock Municipal Fund and $1,067,552 was attributable to BlackRock AMT-Free Municipal Bond Portfolio, respectively, and $181,958 due to the charge for estimated Reorganization expenses of which $80,960 was attributable to BlackRock National Municipal Fund and $100,998 was attributable to BlackRock AMT-Free Municipal Bond Portfolio.

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the Pro Forma Combined Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	AGC	Assured Guaranty Corp.	GO	General Obligation Bonds
	AGM	Assured Guaranty Municipal Corp.	HDA	Housing Development Authority
	AMBAC	American Municipal Bond Assurance Corp.	HFA	Housing Finance Agency
	AMT	Alternative Minimum Tax (subject to)	HRB	Housing Revenue Bonds
	ARB	Airport Revenue Bonds	IDA	Industrial Development Authority
	BHAC	Berkshire Hathaway Assurance Corp.	IDB	Industrial Development Board
	CAB	Capital Appreciation Bonds	IDRB	Industrial Development Revenue Bonds
	COP	Certificates of Participation	ISD	Independent School District
	EDA	Economic Development Authority	LRB	Lease Revenue Bonds
	EDC	Economic Development Corp.	MRB	Mortgage Revenue Bonds
	ERB	Education Revenue Bond	NPFGC	National Public Finance Guarantee Corp.
	FGIC	Financial Guaranty Insurance Co.	PILOT	Payment in Lieu of Taxes
	FHA	Federal Housing Administration	RB	Revenue Bonds
	FGIC	Financial Guaranty Insurance Co.	S/F	Single-Family
	FHA	Federal Housing Administration	SAN	State Aid Notes
	GARB	General Airport Revenue Bonds	TIF	Tax Increment Financing

*	See Notes to Condensed Combined Financial Statements

Pro Forma Condensed Combined Statement of Assets and Liabilities for BlackRock National Municipal Fund, BlackRock Municipal Fund and BlackRock AMT-Free Municipal Bond Portfolio As of December 31, 2010 (Unaudited)

(Percentages shown are based on Combined Net Assets)

	BlackRock National Municipal Fund	BlackRock Municipal Fund	BlackRock AMT-Free Municipal Bond Portfolio	Pro Forma Adjustments		BlackRock National Municipal Fund Pro Forma Combined
Assets:
Investments at value - unaffiliated (a)	$2,633,689,514	$786,774,138	$530,025,440	$—		$3,950,489,092
Investments at value - affiliated (b)	29,958,892	14,851,433	755,276	—		45,565,601
Cash	—	1,967,719	1,273	—		1,968,992
Interest receivable	40,620,748	13,783,642	9,052,434	—		63,456,824
Capital shares sold receivable	6,638,146	1,093,584	1,312,604	—		9,044,334
Investments sold receivable	25,879,000	3,140,000	26,355	—		29,045,355
Dividends receivable - affiliated	—	—	1,439	—		1,439
Prepaid expenses	95,445	29,818	59,699	—		184,962
Other assets	—	653,393	—	—		653,393

Total assets	2,736,881,745	822,293,727	541,234,520	—		4,100,409,992

Liabilities:
Income dividends payable	6,899,511	2,498,395	1,828,651	3,371,218	(1)	14,597,775
Capital shares redeemed payable	9,716,154	1,289,120	1,169,407	—		12,174,681
Investments purchased payable	—	5,994,678	111,337	—		6,106,015
Investment advisory fees payable	1,058,525	246,041	100,450	—		1,405,016
Service and distribution fees payable	550,335	118,755	34,402	—		703,492
Interest expense and fees payable	165,479	76,704	400,578	—		642,761
Reorganization expenses	—	—	—	181,958	(2)	181,958
Other affiliates payable	39,192	12,394	18,278	—		69,864
Officer’s and Directors’/Trustees’ fees payable	2,298	900	6,508	—		9,706
Other accrued expenses payable	361,562	124,012	139,938	—		625,512
Other liabilities	704	—	—	—		704

Total accrued liabilities	18,793,760	10,360,999	3,809,549	3,553,176		36,517,484

Other Liabilities:
Trust certificates (c)	287,910,798	72,750,303	63,735,000	—		424,396,101

Total Liabilities	306,704,558	83,111,302	67,544,549	3,553,176		460,913,585

Net Assets	$2,430,177,187	$739,182,425	$473,689,971	$(3,553,176)		$3,639,496,407

Net Assets Consist of:
Paid-in capital	$2,500,149,942	$767,426,931	$497,661,966	$(181,958	)(2)	3,765,056,881
Undistributed net investment income	1,820,332	2,303,666	1,067,552	(3,371,218	)(1)	1,820,332
Accumulated net realized loss	(68,665,102)	(15,486,528)	(25,321,674)	—		(109,473,304)
Net unrealized appreciation/depreciation	(3,127,985)	(15,061,644)	282,127	—		(17,907,502)

Net Assets	$2,430,177,187	$739,182,425	$473,689,971	$(3,553,176)		$3,639,496,407

(a) Investments at cost - unaffiliated	$2,636,817,499	$801,835,782	$529,743,313	$—		3,968,396,594
(b) Investments at cost - affiliated	$29,958,892	$14,851,433	$755,276	$—		45,565,601
(c) Represents short-term floating rate certificates issued by tender option bond trusts.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock National Municipal Fund,

BlackRock Municipal Fund and

BlackRock AMT-Free Municipal Bond Portfolio

As of December 31, 2010 (Unaudited)

(Percentages shown are based on Combined Net Assets)

	BlackRock National Municipal Fund	BlackRock Municipal Fund	BlackRock AMT-Free Municipal Bond Portfolio	Pro Forma Adjustments		BlackRock National Municipal Fund Pro Forma Combined
Net Asset Value:
BlackRock:
Net assets			$8,674,457	$461,113,580	(1)	$469,788,037
Shares outstanding			840,700	46,804,198	(3)	47,644,898
Net asset value			$10.32			$9.86
Par value per share			$0.001			$0.10
Shares authorized			Unlimited			375 million

Institutional:
Net assets	$1,181,871,831	$462,576,457	$383,498,263	$(463,561,934	)(1)(2)	$1,564,384,617
Shares outstanding	119,858,891	64,345,301	37,176,590	(62,724,290	)(3)	158,656,492
Net asset value	$9.86	$7.19	$10.32			$9.86
Par value per share	$0.10	$0.10	$0.001			$0.10
Shares authorized	375 million	500 million	Unlimited			375 million

Service:
Net assets			$2,192,370	$(5,413	)(1)	$2,186,957
Shares outstanding			212,691	8,993	(3)	221,684
Net asset value			$10.31			$9.87
Par value per share			$0.001			$0.10
Shares authorized			Unlimited			375 million

Investor A:
Net assets	$834,436,151	$185,492,545	$53,063,487	$(736,945	)(1)(2)	$1,072,255,238
Shares outstanding	84,581,146	25,813,645	5,142,499	(6,846,404	)(3)	108,690,886
Net asset value	$9.87	$7.19	$10.32			$9.87
Par value per share	$0.10	$0.10	$0.001			$0.10
Shares authorized	375 million	500 million	Unlimited			375 million

Investor B:
Net assets	$37,649,436	$13,665,166	$980,186	$(1,024,058	)(1)(2)	$51,270,730
Shares outstanding	3,819,561	1,902,344	95,015	(615,297	)(3)(4)	5,201,623
Net asset value	$9.86	$7.18	$10.32			$9.86
Par value per share	$0.10	$0.10	$0.001			$0.10
Shares authorized	375 million	375 million	Unlimited			375 million

Investor B1:
Net assets				$977,768	(1)	$977,768
Shares outstanding				99,199	(3)(4)	99,199
Net asset value						$9.86
Par value per share						$0.10
Shares authorized						375 million

Investor C:
Net assets	$296,459,217	$47,115,887	$25,281,208	$(218,948	)(1)(2)	$368,637,364
Shares outstanding	30,048,767	6,549,036	2,450,509	(1,682,406	)(3)	37,365,906
Net asset value	$9.87	$7.19	$10.32			$9.87
Par value per share	$0.10	$0.10	$0.001			$0.10
Shares authorized	375 million	375 million	Unlimited			375 million

Pro Forma Condensed Combined Schedule of Investments for

BlackRock National Municipal Fund,

BlackRock Municipal Fund and

BlackRock AMT-Free Municipal Bond Portfolio

As of December 31, 2010 (Unaudited)

(Percentages shown are based on Combined Net Assets)

	BlackRock National Municipal Fund	BlackRock Municipal Fund	BlackRock AMT-Free Municipal Bond Portfolio	Pro Forma Adjustments		BlackRock National Municipal Fund Pro Forma Combined
Investor C1:
Net assets	$79,760,552	$30,332,370		$(97,226	)(1)(2)	$109,995,696
Shares outstanding	8,087,654	4,221,408		(1,155,218	)(3)	11,153,844
Net asset value	$9.86	$7.19				$9.86
Par value per share	$0.10	$0.10				$0.10
Shares authorized	375 million	375 million				375 million
(1)

Reflects the distribution of undistributed net investment income of $3,371,218 of which $2,303,666 was attributable to BlackRock Municipal Fund and $1,067,552 was attributable to BlackRock AMT-Free Municipal Bond Portfolio, respectively.

(2)	Reflects the charge for estimated Reorganization expenses of $181,958 of which $80,960 was attributable to BlackRock National Municipal Fund and $100,998 was attributable to AMT-Free, respectively.
(3)

Reflects the capitalization adjustments giving the effect of the transfer of shares of BlackRock National Municipal Fund, which BlackRock Municipal Fund and BlackRock AMT-Free Municipal Bond Portfolio shareholders will receive as if the Reorganizations had taken place on December 31, 2010. The foregoing should not be relied upon to reflect the number of shares of BlackRock National Municipal Fund that actually will be received on or after such date.

(4)

Reflects the capitalization adjustments giving the effect of the transfer of shares of BlackRock AMT-Free Municipal Bond Portfolio Investor B Shares to newly issued Investor B1 Shares and transfer of shares of BlackRock Municipal Fund Institutional Shares to newly issued BlackRock Shares as if the Reorganizations had taken place on December 31, 2010. The foregoing should not be relied upon to reflect the number of shares of BlackRock National Municipal Fund BlackRock and Investor B1 Shares that actually will be received on or after such date.

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Statement of Operations for BlackRock National Municipal Fund, BlackRock Municipal Fund and BlackRock AMT-Free Municipal Bond Portfolio For the Twelve Months Ended December 31, 2010 (Unaudited)

	BlackRock National Municipal Fund	BlackRock Municipal Fund	BlackRock AMT-Free Municipal Bond Portfolio	Pro Forma Adjustments		BlackRock National Municipal Fund Pro Forma Combined(1)
Investment Income:
Interest	$124,448,283	$42,734,777	$25,066,399	$—		$192,249,459
Dividends - affiliated	237,121	142,081	43,733	—		422,935
Dividends	—	—	12	—		12

Total income	124,685,404	42,876,858	25,110,144	—		192,672,406

Expenses:
Investment advisory	11,256,345	2,873,886	2,358,043	843,458	(2)	17,331,732
Administration	—	—	353,438	(353,438	)(3)	—
Administration - class specific	—	—	117,831	(117,831	)(3)	—
Service - Service	—	—	3,697	—		3,697
Service - Investor A	2,045,303	497,162	134,055	—		2,676,520
Service and distribution - Investor B	342,531	127,695	3,010	(3,010	)(4)	470,226
Service and distribution - Investor B1	—	—	—	3,010	(4)	3,010
Service and distribution - Investor C	2,889,965	441,061	231,790	—		3,562,816
Service and distribution - Investor C1	707,924	268,273	—	—		976,197
Transfer agent - BlackRock	—	—	160	165,462	(4)	165,622
Transfer agent - Institutional	678,656	165,462	707,533	(165,462	)(4)	1,386,189
Transfer agent - Service	—	—	412	—		412
Transfer agent - Investor A	451,921	86,338	16,666	—		554,925
Transfer agent - Investor B	36,541	9,859	1,181	(1,181	)(4)	46,400
Transfer agent - Investor B1	—	—	—	1,181	(4)	1,181
Transfer agent - Investor C	147,535	18,397	8,935	—		174,867
Transfer agent - Investor C1	51,001	16,904	—	—		67,905
Printing	114,286	43,791	67,794	(31,188	)(5)	194,683
Registration	163,893	73,665	77,127	(156,342	)(5)	158,343
Professional	91,426	62,101	37,012	(57,239	)(5)	133,300
Officer and Directors/Trustees	70,295	35,867	26,139	(30,643	)(5)	101,658
Accounting services	488,463	196,679	—	(74,623	)(5)	610,519
Custodian	115,306	52,680	32,274	(50,735	)(5)	149,525
Miscellaneous	124,861	63,989	56,703	(94,931	)(5)	150,622

Total expenses excluding interest expense and fees	19,776,252	5,033,809	4,233,800	(123,512)		28,920,349
Interest expense and fees (6)	1,206,886	431,772	290,559	—		1,929,217

Total expenses	20,983,138	5,465,581	4,524,359	(123,512	)(7)	30,849,566
Less fees waived by advisor	(63,511)	(7,394)	(700,612)	(1,307,215	)(3)	(2,078,732)
Less administration fees waived - class specific	—	—	(97,465)	97,465	(3)	—
Less transfer agent fees waived - class specific	—	—	(1,025)	1,025	(3)	—
Less transfer agent fees reimbursed - class specific	—	—	(402,135)	(579,279	)(7)	(981,414)

Total expenses after fees waived and/or reimbursed	20,919,627	5,458,187	3,323,122	(1,911,516)		27,789,420

Net investment income	103,765,777	37,418,671	21,787,022	1,911,516		164,882,986

Pro Forma Condensed Combined Statement of Operations for

BlackRock National Municipal Fund,

BlackRock Municipal Fund and

BlackRock AMT-Free Municipal Bond Portfolio

As of December 31, 2010 (Unaudited)

	BlackRock National Municipal Fund	BlackRock Municipal Fund	BlackRock AMT-Free Municipal Bond Portfolio	Pro Forma Adjustments	BlackRock National Municipal Fund Pro Forma Combined(1)
Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments	$3,590,660	$1,153,550	$114,490	$—	$4,858,700
Investments - affiliated	—	(213,126)	—	—	(213,126)
Financial futures contracts	(992,086)	(226,505)	(364,371)	—	(1,582,962)

	2,598,574	713,919	(249,881)	—	3,062,612

Net change in unrealized appreciation/depreciation on
Investments	(52,511,005)	(30,794,874)	(11,925,850)	—	(95,231,729)
Financial futures contracts	(41,485)	(10,822)	(8,196)	—	(60,503)

	(52,552,490)	(30,805,696)	(11,934,046)	—	(95,292,232)

Total realized and unrealized loss	(49,953,916)	(30,091,777)	(12,183,927)	—	(92,229,620)

Net Increase in Net Assets Resulting from Operations	$53,811,861	$7,326,894	$9,603,095	$1,911,516	$72,653,366

(1)	This Pro Forma Condensed Combined Statement of Operations excludes non-recurring aggregate estimated Reorganization expenses $181,958 of which $80,960 was attributable to BlackRock National Municipal Fund and $100,998 was attributable to BlackRock AMT-Free Municipal Bond Portfolio, respectively.
(2)	Reflects adjustment due to investment advisory agreement of BlackRock National Municipal Fund.
(3)	BlackRock National Municipal Fund does not have an administration agreement.
(4)	Investor B shareholders of BlackRock AMT-Free Municipal Bond Portfolio will receive Investor B1 shares of the Combined Fund and Institutional shareholders of BlackRock Municipal Fund will receive BlackRock shares of the Combined Fund.
(5)	Reflects the estimated savings as a result of the Reorganization due to fewer audits and consolidation of custody, legal, printing and other services.
(6)	Related to tender option bond trusts. Includes interest expense and fees incurred.
(7)	Reflects changes in the expense limitation agreement of the Combined Fund that will be in effect upon completion of the Reorganization.

See Notes to Pro Forma Condensed Combined Financial Statements.

Notes to Pro Forma Condensed Combined Financial Statements

As of December 31, 2010 (Unaudited)

NOTE 1 — Basis of Combination:

The Board of Trustees (the “Board”) of BlackRock Funds II on behalf of BlackRock AMT-Free Municipal Bond Portfolio (“AMT-Free”) and the Board of Directors (the “Board”) (collectively, the “Boards”) of BlackRock Municipal Bond Fund, Inc., on behalf of BlackRock Municipal Fund and (“Municipal Fund” and, together with AMT-Free, each a “Target Fund” and, collectively, the “Target Funds”) and BlackRock National Municipal Fund (“National Municipal”) (collectively the “Funds”), at a meeting held on March 18, 2011, approved the Funds’ entering into an Agreement and Plan of Reorganization (the “Plan”) pursuant to which the Target Funds will transfer all of their assets, subject to certain stated liabilities, to BlackRock National Municipal Fund, in exchange for a number of shares of BlackRock National Municipal Fund equal in value to the net assets of the Target Funds (the “Reorganization”). If the Reorganization is consummated, shares of BlackRock National Municipal Fund then will be distributed to the Target Funds’ shareholders on a pro rata basis in liquidation of the Target Funds.

The Reorganization will be accounted for as a tax-free merger of investment companies. The unaudited pro forma condensed combined schedule of investments and condensed combined statement of assets and liabilities reflect the financial position of the Funds as though the merger had been effected on December 31, 2010. The unaudited pro forma condensed combined statement of operations reflects the results of operations of the Funds for the twelve months ended December 31, 2010. These statements have been derived from the books and records of the Funds utilized in calculating daily net asset values at the dates indicated above in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. As of December 31, 2010, all the securities held by the Target Funds comply with the compliance guidelines and/or investment restrictions of BlackRock National Municipal Fund. The historical cost of investment securities will be carried forward to the surviving entity.

The historical financial statements of the Funds included or incorporated by reference in their respective prospectuses should be read in conjunction with the accompanying pro forma condensed combined financial statements. Such pro forma condensed combined financial statements are presented for information purposes only and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred on December 31, 2010. Following the Reorganization, BlackRock National Municipal Fund will be the legal survivor.

The estimated expenses of the Reorganization attributable to each Fund are as follows:

Estimated Reorganization Expenses
BlackRock National Municipal Fund	BlackRock Municipal Fund	BlackRock AMT-Free Municipal Bond Portfolio
$80,960	$136,297, all of which is expected to be borne by BlackRock Advisors or its affiliates.	$100,998, all of which is expected to be absorbed by BlackRock Advisors or its affiliates through Fund waivers.

BlackRock Advisors follows a formula for determining how to allocate Reorganization costs. Each Fund is allocated all of the Reorganization costs attributable to such Fund. In addition, Reorganization costs common to more than one Fund will be allocated across the Funds based upon relative net assets or other appropriate methods. If BlackRock Advisors expects that a Fund will not recover that portion of the Reorganization costs allocated to it within one year as a result of expense savings directly related to the Reorganization, that portion of the costs will be borne by BlackRock Advisors or its affiliates. The Board of each Fund believes that this methodology is reasonable and equitable to the Funds and that the resulting costs to be borne by each Fund, if any, are reasonable.

NOTE 2 — Portfolio Valuation:

The Funds’ fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Boards. Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Boards as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Boards or a committee thereof.

NOTE 3 — Capital Shares:

The pro forma net asset value per share assumes the issuance of shares of National Municipal that would have been issued at December 31, 2010 in connection with the proposed Reorganization. The number of shares assumed to be issued is equal to the net asset value of the shares of the respective Target Fund, as of December 31, 2010, divided by the net asset value per share of the shares of National Municipal as of December 31, 2010. The pro forma number of shares outstanding, by class, for National Municipal consists of the following at December 31, 2010.

Class of Shares	Shares of National Municipal Pre-Combination	Additional Shares Assumed Issued In Reorganization	Total Outstanding Shares Post-Combination
BlackRock	†	47,644,898	47,644,898
Institutional	119,858,891	38,797,601	158,656,492
Service	†	221,684	221,684
Investor A	84,581,146	24,109,740	108,690,886
Investor B	3,819,561	1,382,062	5,201,623
Investor B1	†	99,199	99,199
Investor C	30,048,767	7,317,139	37,365,906
Investor C1	8,087,654	3,066,190	11,153,844

†	Prior to the Reorganization, National Municipal did not offer BlackRock, Service and Investor B1 Shares.

NOTE 4 — Pro Forma Operating Expenses:

The pro forma condensed combined statement of operations for the twelve month period ended December 31, 2010, as adjusted, giving effect to the Reorganization reflects changes in expenses of National Municipal as if the Reorganization was consummated on January 1, 2010. Although it is anticipated that there will be an elimination of certain duplicative expenses because of the Reorganization, the actual amount of such expenses cannot be determined because it is not possible to predict the cost of future operations.

NOTE 5 — Federal Income Taxes:

Each of the National Municipal Fund and the Target Funds has elected to be taxed as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). If the Reorganization is consummated, unless it is determined that such qualification is no longer in the best interest of shareholders, National Municipal will seek to continue to qualify as a regulated investment company by complying with the provisions applicable to certain investment companies, as defined in applicable sections of the Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes. In addition, the Target Funds will make any required income or capital gain distributions prior to consummation of the Reorganization, in accordance with provisions of the Code relating to tax-free reorganizations of investment companies.

The National Municipal Fund will succeed to the capital loss carryforwards of the Target Funds. The Target Funds’ capital loss carryforwards will be subject to the limitations of the Code. In addition, for five years beginning after the Closing Date of the Reorganization, the National Municipal Fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to the Target Funds with capital loss carryforwards. Due to the operation of these loss limitation rules, it is possible that the shareholders of the Target Funds would receive taxable distributions earlier than they would have in the absence of the respective Reorganization.

Shareholders of the Target Funds may tender their shares before the Reorganizations take place, which will be treated as a normal tender of shares and, generally, will be a taxable transaction. Shareholders must consult with their own tax advisers regarding potential transactions.

NOTE 6 — Pro Forma Calculation:

The accompanying pro forma condensed combined financial statements include pro forma calculations that are based on estimates and as such may not necessarily be representative of the actual combined fund financial statements.

NOTE 7 — Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the pro forma condensed combined financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the pro forma condensed combined financial statements.